                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 USTRAILS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                                 USTRAILS INC.
                   2711 Lyndon B. Johnson Freeway, Suite 200
                              Dallas, Texas  75234
                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                         To Be Held November 19, 1996


To the Stockholders of USTrails Inc.:

     The Company cordially invites you to attend the Annual Meeting of the Stockholders of USTrails Inc., a Nevada corporation (the "Company"), at the offices of the Company, 2711 Lyndon B. Johnson Freeway, Suite 200, Dallas, Texas, on November 19, 1996, at 10:00 a.m., for the following purposes:

(1) To elect the directors of the Company, who will serve until the election and qualification of their successors.

(2) To consider and act upon a proposal to approve the Agreement and Plan of Merger, dated as of October 1, 1996, between the Company and New Thousand Trails, Inc., a Delaware corporation and newly formed, wholly-owned subsidiary of the Company ("New Trails"), pursuant to which the Company will be merged into New Trails (the "Reincorporation Merger"). The Reincorporation Merger is being proposed by the Board of Directors in order:

     (a) to help assure that the Company's substantial tax benefits in the form of net operating loss carryforwards will continue to be available to offset future taxable income by placing certain transfer restrictions on the common stock of New Trails issued in the merger that are intended to decrease the likelihood of a future "ownership change" for federal income tax purposes; and

     (b) to change the Company's state of incorporation from Nevada to Delaware and to change its name to Thousand Trails, Inc.

(3) To consider and act upon a proposal to eliminate certain charter restrictions on the issuance and repurchase of the Company's capital stock imposed in connection with the issuance of the Company's 12% Secured Notes Due 1998 that have now been retired.

(4) To consider and act upon a proposal to approve the Stock Option Agreement, dated as of August 1, 1996, granting William J. Shaw, the Company's Chairman of the Board, President and Chief Executive Officer, the option to purchase 664,495 shares of the Company's common stock.

(5) To consider and act upon the ratification of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 1997.

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has established the close of business on October 7, 1996, as the record date for the determination of stockholders entitled to notice of this meeting and to vote thereat and at any adjournment thereof.

                              By Order of the Board of Directors,


                              /s/ Walter B. Jaccard
                              ----------------------------------------------
                              WALTER B. JACCARD
                              Vice President, General Counsel, and Secretary

Dallas, Texas
October 7, 1996

If you cannot be present at the Annual Meeting, PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD in the enclosed stamped and addressed envelope so that proxyholders may vote your shares at the meeting. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

PLEASE DO NOT SEND ANY CERTIFICATES FOR YOUR STOCK AT THIS TIME. IF THE REINCORPORATION MERGER IS CONSUMMATED, YOU WILL RECEIVE INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

             USTRAILS INC.                   NEW THOUSAND TRAILS, INC.
             ---------------------------------------------------------

                          PROXY STATEMENT/PROSPECTUS

 ANNUAL MEETING OF STOCKHOLDERS OF USTRAILS INC. TO BE HELD NOVEMBER 19, 1996
                       _________________________________

THE SECURITIES ISSUED PURSUANT TO THIS PROXY STATEMENT/PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEE "SPECIAL CONSIDERATIONS RELATING TO REINCORPORATION MERGER" ON PAGE 1 FOR A DISCUSSION OF CERTAIN FACTORS THAT STOCKHOLDERS SHOULD CONSIDER PRIOR TO EXECUTING A PROXY OR CASTING A VOTE ON THE REINCORPORATION MERGER.

                       _________________________________

                                  INTRODUCTION

        This Proxy Statement/Prospectus is being furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of USTrails Inc., a Nevada corporation (the "Company"), of proxies on behalf of the Company for use at the Annual Meeting of Stockholders of the Company and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the principal executive offices of the Company at 2711 Lyndon B. Johnson Freeway, Suite 200, Dallas, Texas, on November 19, 1996, at 10:00 a.m. The telephone number of the Company's principal executive offices is (214) 243-2228. The Company mailed this Proxy Statement/Prospectus and the accompanying proxy on or about October 10, 1996.

Purposes of the Annual Meeting

        At the Annual Meeting, the stockholders of the Company (the "Stockholders") will vote upon the following matters:

(1) The election of the directors of the Company, who will serve until the election and qualification of their successors.

(2) A proposal to approve the Agreement and Plan of Merger, dated as of October 1, 1996 (the "Merger Agreement"), between the Company and New Thousand Trails, Inc., a Delaware corporation and newly formed, wholly-owned subsidiary of the Company ("New Trails"), pursuant to which the Company will be merged into New Trails (the "Reincorporation Merger"). The Reincorporation Merger is being proposed by the Board of Directors in order:

      (a) to help assure that the Company's substantial tax benefits in the form of net operating loss carryforwards will continue to be available to offset future taxable income by including certain transfer restrictions, intended to decrease the likelihood of a future

 _______________________________________________________________________________

          The date of this Proxy Statement/Prospectus is October 7, 1996

         "ownership change" for federal income tax purposes, on the common stock, par value $.01 per share, of New Trails (the "New Common Stock") issued in the Reincorporation Merger for the common stock, par value $.01 per share, of the Company (the "Existing Common Stock"); and

     (b) to change the Company's state of incorporation from Nevada to Delaware and to change its name to Thousand Trails, Inc.

(3) A proposal to eliminate certain charter restrictions on the issuance and repurchase of the Company's capital stock imposed in connection with the issuance of the Company's 12% Secured Notes Due 1998 (the "Secured Notes") that have now been retired (the "Charter Amendments").

(4) A proposal to approve the Stock Option Agreement, dated as of August 1, 1996 (the "Stock Option Agreement"), granting William J. Shaw, the Company's Chairman of the Board, President and Chief Executive Officer, the option to purchase 664,495 shares of Existing Common Stock.

(5) The ratification of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent certified public accountants for the fiscal year ending June 30, 1997.

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of the Board of Directors

     The Board of Directors recommends that you vote to:

(1) Elect as directors the nominees named in this Proxy Statement/Prospectus and the accompanying proxy;

(2)  Approve the Reincorporation Merger and the Merger Agreement;

(3)  Approve the Charter Amendments;

(4)  Approve the Stock Option Agreement; and

(5) Ratify Arthur Andersen as the Company's independent certified public accountants.

Matters of Special Importance

 Stockholders are being asked to vote at the Annual Meeting upon two matters of special importance: (i) the approval of the Reincorporation Merger intended principally to institute certain transfer restrictions on the Company's common stock and (ii) the approval of the Stock Option Agreement for William J. Shaw, the Company's Chairman of the Board, President and Chief Executive Officer. A summary of these matters and their intended benefits for the Company is set forth below.

 The Reincorporation Merger. One of the principal purposes of the Reincorporation Merger is to help assure that the Company's substantial net operating loss carryforwards ("NOLs"), which totaled $54.5 million at June 30, 1996, will continue to be available to offset future taxable income. Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), limits the use of NOLs and other tax benefits by a company that has undergone an "ownership change." The Reincorporation Merger is intended to decrease the likelihood of an "ownership change" with respect to the Company by placing certain transfer restrictions on all of the capital stock of the Company. See "Proposal II: The Reincorporation Merger - Transfer Restrictions."

 In July 1996 the Company consummated the restructuring of the debt represented by its Secured Notes. The outstanding Secured Notes were retired by means of a cash tender offer pursuant to which the Company purchased $10,070,000 in aggregate principal amount of Secured Notes for $780 per $1,000 in principal amount and a private exchange offer pursuant to which the Company exchanged $81,790,000 in aggregate principal amount of Secured Notes for $400 in cash, $492 in principal amount of the Company's newly issued Senior Subordinated Pay-In-Kind Notes Due 2003 (the "PIK Notes") and 45 shares of Existing Common Stock per $1,000 principal amount of Secured Notes. In the exchange offer, 3,680,550 shares of Existing Common Stock were issued to the exchanging noteholders (the "Exchanging Noteholders") in the aggregate, representing approximately 49.8% of the currently outstanding Existing Common Stock. Simultaneously with the consummation of the tender offer and exchange offer, all remaining outstanding Secured Notes were redeemed. In connection with the retirement of the Secured Notes, the Company entered into a new senior secured credit facility (the "Credit Agreement"). Collectively, such transactions are referred to as the "Restructuring."

 The Company estimates that the issuance of Existing Common Stock in the Restructuring, together with other transfers of Existing Common Stock, resulted in an aggregate increase in the ownership of its capital stock by "5 percent shareholders" (within the meaning of Section 382 of the Code) over the three-year period ended on the effective date of the Restructuring of as much as 42.5%, which is less than the 50% increase in ownership that constitutes an "ownership change" under Section 382. Because of this substantial increase in ownership, Exchanging Noteholders voluntarily submitted the Existing Common Stock held by them at the time of the Restructuring to transfer restrictions designed to minimize the likelihood of a future "ownership change." The Board of Directors also amended the Company's Bylaws to submit all Existing Common Stock issued after the date the Bylaw was adopted, including the Existing Common Stock issued in the Restructuring, to such transfer restrictions. As a result, approximately 85% of the Existing Common Stock is now subject to transfer restrictions. Nonetheless, the Restructuring greatly increased the possibility that an "ownership change" could be triggered through the regular trading of the Existing Common Stock that is not subject to transfer restrictions.

 The likelihood of an "ownership change" can be further decreased by the Reincorporation Merger. Transfer restrictions, intended as a result of the Reincorporation Merger to apply to all Stockholders, will be included in the Restated Certificate of Incorporation of New Trails and certain legends will be placed on the stock certificates representing the New Common Stock (collectively the "Transfer Restrictions") to be issued in the Reincorporation Merger. The Transfer Restrictions are substantially similar to the transfer restrictions adopted in connection with the Restructuring, except that the Transfer Restrictions have been extended to last until substantially all of the NOLs are utilized or expire (subject to earlier termination by the Board of Directors).

 Additionally, the Reincorporation Merger will change the Company's jurisdiction of incorporation to Delaware, allowing it to benefit from Delaware's well-developed corporate law; the Company's name will be changed to "Thousand Trails, Inc.," reflecting the Company's acquisition by merger of the operations of one of its principal operating subsidiaries in connection with the Restructuring (the "Name Change"); and, if approved by the Stockholders, the Restated Certificate of Incorporation of New Trails will exclude restrictions, imposed in connection with the issuance of the Secured Notes, on the issuance of non-voting stock and supermajority voting provisions in connection with the acquisition of shares of the Company's capital stock in certain circumstances. See "Proposal
III:  Charter Amendments."

 The Reincorporation Merger will be effected pursuant to the Merger Agreement, attached as Annex A. Upon consummation of the Reincorporation Merger, New Trails will be substantially identical to the Company. The principal executive offices of New Trails will be the Company's principal executive offices. The directors and officers of the Company immediately prior to the Reincorporation Merger will be the directors and officers of New Trails, and the Restated Certificate of Incorporation of New Trails, attached as Annex B (the "Delaware Certificate"), will be substantially identical to the Company's Amended and Restated Articles of Incorporation (the "Nevada Articles") immediately prior to the Reincorporation Merger, except for the Transfer Restrictions, the Name Change and, subject to Stockholder approval, the Charter Amendments. The Bylaws of New Trails, attached as Annex C (the "Delaware Bylaws"), will be substantially identical to the Company's Amended and Restated Bylaws (the "Nevada Bylaws"). However, the indemnification provisions in the Nevada Articles will be included in the Delaware Bylaws, with certain changes intended to conform to Delaware law. Each of Annex A, Annex B and Annex C are hereby incorporated into this Proxy Statement/Prospectus by reference. Immediately following the Reincorporation Merger, New Trails will have the same consolidated assets, liabilities and stockholders' equity (deficit) as the Company immediately prior to the Reincorporation Merger. The authorized equity capital of New Trails following the Reincorporation Merger will be the same as the authorized equity capital of the Company immediately prior to the Reincorporation Merger.

 As a result of the Reincorporation Merger, each share of Existing Common Stock outstanding immediately prior to the Reincorporation Merger will be converted into the right to receive an equal number of shares of New Common Stock, and each warrant or other right to purchase or receive Existing Common Stock outstanding immediately prior to the Reincorporation Merger will become entitled to purchase or receive an equal number of shares of New Common Stock. The relative powers, designations, preferences, rights and qualifications of the New Common Stock will be substantially identical in all material respects to the relative powers, designations, preferences, rights and qualifications of the Existing Common Stock, except as described in this Proxy Statement/Prospectus.

 As of September 27, 1996, directors and executive officers of the Company as a group beneficially owned 2,962,102 shares of Existing Common Stock (exclusive of presently exercisable warrants and stock options), which represent 40.1% of the aggregate number of votes entitled to be cast at the meeting. See "Security Ownership - Security Ownership of Management." The approval of the Reincorporation Merger requires the affirmative vote of holders of a majority of the Existing Common Stock issued and outstanding.

 Consummation of the Reincorporation Merger is subject to Stockholder approval and receipt of all material orders, consents or approvals, governmental or otherwise, that may be required or advisable. The Company and New Trails believe that no material federal or state regulatory approvals are necessary other than registrations in connection with securities laws.

 Under the Nevada General Corporation Law (the "Nevada GCL"), Stockholders will have the right to dissent and obtain the fair value of their shares with respect to the Reincorporation Merger. HOWEVER, IT IS A CONDITION TO CONSUMMATION OF THE REINCORPORATION MERGER THAT HOLDERS OF NO MORE THAN 1% OF THE EXISTING COMMON STOCK ASSERT THE RIGHT TO DISSENT. See "Proposal II: The Reincorporation Merger - Right to Dissent."

 The material federal income tax consequences to the holders of Existing Common Stock who receive New Common Stock in exchange for their shares of Existing Common Stock pursuant to the Merger Agreement are discussed at "Proposal II:
The Reincorporation Merger - Federal Income Tax Consequences." All holders of Existing Common Stock should consult their own tax advisors regarding the tax consequences of the Reincorporation Merger with respect to their individual tax situations, and the tax consequences related to the holding and future disposition of New Common Stock received pursuant to the Reincorporation Merger.

 The Existing Common Stock does not trade every day, and the trading volume is often small. On September 27, 1996, the closing bid quotation per share of Existing Common Stock was $1.00. The foregoing quotation is as quoted through the NASD OTC Bulletin Board and the National Quotation Bureau's Pink Sheets. Such quotations reflect inter-dealer prices, without retail mark-up or mark-down or commission, and may not necessarily represent actual transactions.

 Stock Option Agreement. Mr. Shaw's employment agreement with the Company provided him the right to a one-time bonus based on the increase in the overall enterprise value of the Company (including the value of its debt and equity). The bonus would have been adversely affected by the consummation of the Restructuring. In these circumstances, prior to consummation of the

Restructuring Mr. Shaw elected to receive his bonus, the bonus amount was fixed, and the vested portion was paid to him. Additionally, in order to retain Mr. Shaw's services and provide an incentive to him, the Special Committee of the Board of Directors at a meeting of the full Board of Directors authorized a grant to Mr. Shaw, in the event the Restructuring was consummated and subject to stockholder approval, of options to purchase 9% of the Existing Common Stock outstanding after the Restructuring.

 After the Restructuring, Mr. Shaw was granted, subject to Stockholder approval, the option to purchase 664,495 shares of Existing Common Stock at $0.69 per share. Such exercise price is the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the effective date of the Restructuring. If approved, the option will be immediately exercisable for a period of ten years while Mr. Shaw is in the employ of the Company, subject to certain exceptions. The exercise of the options, however, will generally be subject to restrictions so as to reduce the likelihood of an "ownership change" within the meaning of Section 382 of the Code as a result of the exercise of the option. A copy of the Stock Option Agreement is attached as Annex D, which is hereby incorporated into this Proxy Statement/Prospectus by reference.

 Further Information. The foregoing is a brief summary of certain information contained elsewhere in this Prospectus/Proxy Statement. The foregoing is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained elsewhere in this Prospectus/Proxy Statement and the annexes hereto, including, without limitation, the Merger Agreement, the Delaware Certificate and Delaware Bylaws, and the Stock Option Agreement.

Registration Statement

 New Trails has filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), covering up to 7,383,276 shares of New Common Stock to be issued to the Stockholders in exchange for their Existing Common Stock pursuant to the Reincorporation Merger (the "Registration Statement"). This Proxy Statement/Prospectus constitutes the prospectus of New Trails relating to the New Common Stock and is filed as part of the Registration Statement. Following the Reincorporation Merger, New Trails, as the successor to the Company, will be a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith will file reports and other information with the Securities and Exchange Commission (the "Commission").

                             AVAILABLE INFORMATION

 The Company is (and, following the Reincorporation Merger, New Trails will be) subject to the informational requirements of the Exchange Act and in accordance therewith files (and New Trails will file) reports, proxy statements and other information with the Commission. The public may inspect and copy at prescribed rates such reports, proxy statements and other information that the Company (and, following the Reincorporation Merger, New Trails) has filed with the Commission at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, the public may obtain such reports, proxy statements and other information from the Public Reference Section of the Commission, at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a site accessible to the public by computer on the World Wide Web, at http://www.sec.gov, that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including the Company (and, following the Reincorporation Merger, New Trails).

 This Proxy Statement/Prospectus does not contain all of the information in the Registration Statement and exhibits thereto. Statements in this Proxy Statement/Prospectus as to the contents of any contract, agreement or other document are summaries only and are not necessarily complete. For complete information as to these matters, stockholders should refer to the applicable exhibit to the Registration Statement. The Registration Statement and the exhibits thereto filed by New Trails with the Commission may be inspected at the public reference facilities of the Commission listed above.

 NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR NEW TRAILS. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES, OR SOLICITATION OF A PROXY, IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR NEW TRAILS OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                               TABLE OF CONTENTS

INTRODUCTION..........................................................................    i
  Purposes of the Annual Meeting......................................................    i
  Recommendations of the Board of Directors...........................................   ii
  Matters of Special Importance.......................................................   ii
  Registration Statement..............................................................    v

AVAILABLE INFORMATION.................................................................   vi

SPECIAL CONSIDERATIONS RELATING TO REINCORPORATION MERGER.............................    1
  Market Considerations...............................................................    1
  Continuation of Net Operating Loss Carryforwards....................................    1
  Limitations on the Company's Ability to Use Tax Benefits............................    1

RECORD DATE AND VOTING................................................................    2

SECURITY OWNERSHIP....................................................................    3
  Security Ownership of Certain Beneficial Owners.....................................    3
  Security Ownership of Management....................................................    6

PROPOSAL I: THE ELECTION OF DIRECTORS.................................................    7

BOARD OF DIRECTORS....................................................................    8

EXECUTIVE OFFICERS....................................................................   10

EXECUTIVE COMPENSATION................................................................   11
  Summary Compensation Table..........................................................   11
  Employment Contracts................................................................   12
  Stock Option Plans..................................................................   12
  Option/SAR Grants in Last Fiscal Year...............................................   14
  Aggregate Option Exercises in Fiscal 1996 and Fiscal Year End Optional Values.......   15
  Long Term Incentive Plans...........................................................   15
  Compensation of Directors...........................................................   15
  Report of the Compensation Committee................................................   16
  Performance Graph...................................................................   18
  Indemnification.....................................................................   19

PROPOSAL II: THE REINCORPORATION MERGER...............................................   20
  Transfer Restrictions...............................................................   20
  Reincorporation in Delaware.........................................................   26
  Certain Consequences of the Reincorporation Merger..................................   26
  Federal Income Tax Consequences.....................................................   27
  Description of New Common Stock.....................................................   29
  Material Differences Between the Charters and Bylaws of the Company and New Trails..   30
  Material Differences between the Corporation Laws of Delaware and Nevada............   30
  Conversion of Securities in the Reincorporation Merger..............................   33
  Conditions to Consummation of the Reincorporation Merger............................   33

  Pro Forma and Comparative Financial Statements....................................   33
  Right to Dissent..................................................................   33
  Exchange of Certificates..........................................................   34

PROPOSAL III: CHARTER AMENDMENTS....................................................   36

PROPOSAL IV: STOCK OPTION AGREEMENT.................................................   38
  Terms of the Stock Option Agreement...............................................   38
  Market Value......................................................................   39
  Federal Tax Treatment.............................................................   39

PROPOSAL V: INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS................................   41

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............................   42

CERTAIN TRANSACTIONS................................................................   42

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING............................................   43

INCORPORATION BY REFERENCE..........................................................   43

FORM 10-K...........................................................................   43

LEGAL MATTERS.......................................................................   43

ANNEX A - Agreement and Plan of Merger..............................................  A-1

ANNEX B - Restated Certificate of Incorporation of Thousand Trails, Inc.............  B-1

ANNEX C - Bylaws of Thousand Trails, Inc............................................  C-1

ANNEX D - Stock Option Agreement....................................................  D-1

ANNEX E - Nevada Revised Statutes 92A.300 to 92A.500................................  E-1


           SPECIAL CONSIDERATIONS RELATING TO REINCORPORATION MERGER

  In addition to the other matters affecting the Reincorporation Merger set forth in this Proxy Statement/Prospectus, Stockholders should consider the following factors prior to executing the proxy card or voting with respect to Proposal II: The Reincorporation Merger.

Market Considerations

  Following the Reincorporation Merger, the New Common Stock will be subject to the Transfer Restrictions, which do not currently apply to approximately 15% of the shares of the Existing Common Stock. There can be no assurance that the market price of the New Common Stock will be comparable to the market price of the Existing Common Stock, or that the market price of the New Common Stock will not be adversely affected by the Transfer Restrictions. The Transfer Restrictions (i) may have the effect of impeding the attempt of a person or entity to acquire a significant or controlling interest in New Trails, (ii) may render it more difficult to effect a merger or similar transaction even if such transaction is favored by a majority of the independent stockholders and (iii) may serve to make a change in management more difficult. The purpose of the Transfer Restrictions is to preserve tax benefits, however, not to insulate the Company or management from change. The Company believes that the tax benefits of the Transfer Restrictions outweigh any anti-takeover effect that they may have. See "Proposal II: The Reincorporation Merger - Transfer Restrictions - Risk of Ownership Change."

Continuation of Net Operating Loss Carryforwards

  Notwithstanding the adoption of the Transfer Restrictions, New Trails may be unable to, or may elect not to, prevent every transaction that could cause an "ownership change" for federal income tax purposes. In addition, the Transfer Restrictions will not apply to the exercise of outstanding warrants or options to purchase Existing Common Stock and may not apply to exercises of a portion of the options under the Stock Option Agreement that occur at the end of its term. Further, while the Company believes that the Transfer Restrictions will be enforceable as to all of the New Common Stock, there can be no assurance that a court would so determine. Moreover, while the Company believes that the remedial provisions in the Transfer Restrictions are generally sufficient, it is possible that the relevant tax authorities will take the position that the Transfer Restrictions do not provide adequate remedies for tax purposes with respect to every transaction that the Transfer Restrictions purport to prevent. Further, there can be no assurance a court would enforce every remedial provision set forth in the Transfer Restrictions if the binding nature of such provision were challenged. Therefore, even with the Transfer Restrictions in place, it is possible that transactions could occur that would limit the Company's ability to utilize the NOLs. See "Proposal II: The Reincorporation Merger - Transfer Restrictions - Risk of Ownership Change." There can be no assurance that legislation will not be adopted that would limit New Trails' ability to utilize the NOLs in future periods. However, the Company is not aware of any proposed legislation for changes in the tax laws that could impact the ability of New Trails to utilize the NOLs as described below.

Limitations on the Company's Ability to Use Tax Benefits

  The extent of the actual future utilization of the NOLs is subject to inherent uncertainty inasmuch as the utilization depends on the amount of otherwise-taxable income against which the Company will be able to utilize the NOLs in future years. Accordingly, even though the Reincorporation Merger will reduce the risk that an "ownership change" will occur that could limit the Company's ability to use the NOLs, there can be no assurance that the Company will have sufficient taxable income in future years to actually use the NOLs before they would otherwise expire. If the Reincorporation Merger is consummated, the Transfer Restrictions will remain in effect for at least fifteen years (unless earlier terminated by the Board of Directors). See "Proposal II: The Reincorporation Merger - Transfer Restrictions - Risk of Ownership Change."

                             RECORD DATE AND VOTING

  The Board of Directors established the close of business on October 7, 1996, as the record date for the determination of Stockholders entitled to notice of the Annual Meeting and to vote thereat and at any adjournment thereof. On that date, the Company had issued and outstanding 7,383,276 shares of Existing Common Stock. The Company did not have any other shares of capital stock outstanding.

  Each Stockholder will be entitled to one vote per share of Existing Common Stock in connection with each matter to be voted upon at the Annual Meeting.

  The presence, in person or by proxy, of the holders of a majority of the shares of Existing Common Stock issued and outstanding will constitute a quorum at the meeting. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Assuming that a quorum is present or represented at the meeting, (i) the election of six directors requires the affirmative vote of the holders of a majority of the Existing Common Stock present or represented at the meeting,
(ii) the approval of the Reincorporation Merger requires the affirmative vote of holders of a majority of the Existing Common Stock issued and outstanding, (iii) the approval of the Charter Amendments requires the affirmative vote of holders of 66-2/3% of the Existing Common Stock issued and outstanding, (iv) the approval of the Stock Option Agreement requires the affirmative vote of holders of a majority of the Existing Common Stock present or represented at the meeting and (v) the ratification of Arthur Andersen requires the affirmative vote of holders of a majority of the Existing Common Stock present or represented at the meeting.

  With respect to the election of directors, votes may be cast for a nominee or withheld. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. However, the number of votes otherwise received by such nominees will not be reduced by such action. Under the rules of the New York and American Stock Exchanges, if a broker forwards the Proxy Statement/Prospectus and the accompanying material to its customers before the Annual Meeting, the broker may vote the customer's shares on the proposals to elect directors and ratify the Company's independent public accountants if the broker does not receive voting instructions from the customers prior to the Annual Meeting. However, under such rules, in the absence of such instructions from their customers, brokers will have no authority to vote on the Reincorporation Merger, the Charter Amendments or the Stock Option Agreement. As a consequence, an abstention or failure to give timely instructions with respect to the Reincorporation Merger, the Charter Amendments or the Stock Option Agreement will have the same effect as voting against such matter.

  Proxyholders will vote the shares of Existing Common Stock represented by valid proxies at the meeting in accordance with the directions given. If a Stockholder signs and returns a proxy card without giving any directions, the proxyholders will vote the shares FOR the election of the six nominees for director named in this Proxy Statement/Prospectus, FOR the approval of the Reincorporation Merger, FOR the approval of the Charter Amendments, FOR the approval of the Stock Option Agreement and FOR the ratification of Arthur Andersen. The Board of Directors does not intend to present, and has no information that others will present, any other business at the Annual Meeting. However, in their discretion, the proxyholders are authorized to (a) vote upon such other matters presented at the meeting that the Board of Directors did not know would be presented a reasonable time before this solicitation, (b) vote to approve the minutes of the last annual meeting of stockholders (which approval will not amount to ratification of the action taken at that meeting), (c) vote for the election of such substitute nominees for director as the Board of Directors may propose if any nominee set forth herein is unavailable to stand for election as a result of unforeseen circumstances and (d) vote upon matters incident to the conduct of the meeting.

  A Stockholder has the unconditional right to revoke such Stockholder's proxy at any time prior to the voting thereof by (i) submitting a later dated proxy to the Secretary of the Company or someone else who attends the Annual Meeting,
(ii) attending the Annual Meeting and delivering a written notice of revocation of the proxy to the Secretary of the Company present thereat or (iii) delivering a written notice of revocation of the proxy to the principal executive offices of the Company, which the Company receives on or before November 18, 1996.

  The Company will bear the cost of soliciting the accompanying proxies. The directors, officers and other employees of the Company may solicit proxies by mail, personal interview, telephone or facsimile transmission. They will receive no additional compensation therefor. The Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for the reasonable expenses that they incur when forwarding this proxy statement and the accompanying proxy.

                                SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

  The following tables sets forth the persons and groups who beneficially own more than 5% of the Existing Common Stock as of September 27, 1996. The Company compiled this information from its stock records, the Schedules 13D filed with the Company and other information available to the Company. Unless otherwise indicated, these persons possess sole voting and investment power with respect to the shares that they beneficially own.

                                            NUMBER OF SHARES         PERCENTAGE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIALLY OWNED     OUTSTANDING SHARES
----------------------------------------- ---------------------- ---------------------
Andrew M. Boas                               3,056,623/1/                40.3%
c/o Carl Marks Management Co., L.P.
135 East 57th Street
New York, New York  10022

Carl Marks Management Co., L.P.              2,837,826/1/                37.4%
135 East 57th Street
New York, New York  10022

Carl Marks Strategic Investments, L.P.       2,326,900/1/                30.7%
c/o Carl Marks Management Co., L.P.
135 East 57th Street
New York, New York  10022

Carl Marks Strategic Investments II, L.P.      510,926/1/                 6.9%
c/o Carl Marks Management Co., L.P.
135 East 57th Street
New York, New York 10022

Peter M. Collery                             1,308,498/2/                17.7%
c/o Siegler & Collery & Co.
712 Fifth Avenue
New York, New York  10019

Robert C. Ruocco                             3,027,916/1/                40.0%
c/o Carl Marks Management Co., L.P.
135 East 57th Street
New York, New York  10022

SC Fundamental, Inc.                           946,508/2/                12.8%
712 Fifth Avenue
New York, New York  10019

SC Fundamental Value BVI, Inc.                 361,990/2/                 4.9%
712 Fifth Avenue
New York, New York  10019

Gary N. Siegler                              1,308,498/2/                17.7%
c/o Siegler & Collery & Co.
712 Fifth Avenue
New York, New York  10019


The SC Fundamental Value Fund, L.P.            946,508/2/                12.8%
712 Fifth Avenue
New York, New York  10019

Martin J. Whitman                            3,355,294/1/                44.3%
c/o Carl Marks Management Co., L.P.
135 East 57th Street
New York, New York  10022

----------

/1/ The ownership of these shares of Existing Common Stock includes multiple beneficial ownership of the same shares. Carl Marks Strategic Investments, L.P. ("CM Strategic") owns 2,132,379 shares and is deemed to own an additional 194,521 shares because it owns warrants to acquire 194,521 shares at a price of $4.24 per share. Carl Marks Management Co., L.P. ("CM Management") is the general partner of CM Strategic. CM Management, therefore, beneficially owns all of the shares of Existing Common Stock that CM Strategic beneficially owns. Carl Marks Strategic Investments II, L.P. ("CM Strategic II") owns 510,926 shares of Existing Common Stock. CM Management is the general partner of CM Strategic II and, therefore, beneficially owns all of the shares of Existing Common Stock that CM Strategic II beneficially owns. Messrs. Boas, Ruocco, and Whitman are each a general partner of CM Management. Messrs. Boas, Ruocco, and Whitman, therefore, beneficially own all of the shares of Existing Common Stock that CM Management beneficially owns. In addition, Carl Marks Offshore Management, Inc., an investment management company, manages a fund which in the aggregate own 58,550 shares of Existing Common Stock and exercises investment discretion over advisory accounts that own 131,090 shares of Existing Common Stock. Messrs. Boas, Ruocco and Whitman are executive officers of such investment management company and therefore beneficially own such shares. In addition, Mr. Boas (i) owns 11,569 shares of Existing Common Stock, (ii) is deemed to own an additional 15,000 shares because he owns options to acquire 5,000 shares at a price of $2.75 per share, 5,000 shares at a price of $0.80 per share and 5,000 shares at a price of $0.79 per share and (iii) beneficially owns 2,588 shares because he is a co-trustee of a trust that owns these shares. In addition, Mr. Ruocco owns 450 shares of Existing Common Stock. In addition, Mr. Whitman (i) owns 4,785 shares of Existing Common Stock, (ii) beneficially owns 85,776 shares that are owned by Martin J. Whitman & Co., Inc. ("MJ Whitman") as he is a principal stockholder of MJ Whitman and (iii) beneficially owns 237,267 shares because he is affiliated with the investment advisor to a registered investment company that owns these shares. CM Strategic, CM Strategic II, CM Management, and Messrs. Boas, Ruocco, and Whitman disclaim the existence of a group. The reported voting and investment power of these shares is as follows: (i) CM Strategic - sole voting and investment power over 2,326,900 shares, CM Strategic II - sole voting and investment power over 510,926 shares, (ii) CM Management - sole voting and investment power over 2,837,826 shares, (iii) Mr. Boas - sole voting and investment power over 26,569 shares and shared voting and investment power over 3,030,054 shares,
     (iv) Mr. Ruocco - sole voting and investment power over 450 shares and shared voting and investment power over 3,027,466 shares, and (v) Mr. Whitman - sole voting and investment power of 327,828 shares and shared voting and investment power over 3,027,466 shares.

 The following table shows the beneficial ownership of the shares of Existing Common Stock described in this footnote:

                                 CM           CM              CM               MR.                 MR.             MR.
                             STRATEGIC   STRATEGIC II     MANAGEMENT           BOAS               RUOCCO          WHITMAN
                           ------------ --------------- ---------------- ----------------- ----------------- -----------------
Shares Owned by CM           2,132,379                     2,132,379         2,132,379          2,132,379        2,132,379
 Strategic

Warrants Owned by CM           194,521                       194,521           194,521            194,521          194,521
 Strategic

Shares owned by CM                          510,926          510,926           510,926            510,926          510,926
 Strategic II

Shares over which an                                                           189,640            189,640          189,640
 investment management
 company affiliated with
 Messrs. Boas, Ruocco and
 Whitman Possesses
 Investment Discretion

Shares Owned by Mr. Boas                                                        11,569

Options Owned by Mr. Boas                                                       15,000

Shares Held in Trust Over                                                        2,588
 Which Mr. Boas is a
 Co-Trustee

Share owned by Mr. Ruocco                                                                             450

Shares owned by Mr. Whitman                                                                                          4,785

Shares Owned by MJ Whitman                                                                                          85,776
 in which Mr. Whitman is a
 Principal Stockholder

Shares Owned by a                                                                                                  237,267
 Registered Investment
 Company Whose Investment
 Advisor is Affiliated
 with Mr. Whitman

       TOTAL                 2,326,900      510,926        2,837,826         3,056,623          3,027,916        3,355,294
                             =========   ============      =========         =========          =========        =========

Percentage of Outstanding         30.7%           6.9%          37.4%             40.3%              40.0%            44.3%
 Shares

/2/ The ownership of these shares of Existing Common Stock includes multiple beneficial ownership of the same shares. SC Fundamental Value Fund, L.P., a Delaware limited partnership (the "Fund") owns 946,508 shares. SC Fundamental Inc., a Delaware corporation ("SC Fundamental") is the general partner of the Fund and, therefore, beneficially owns all of the shares of the Common Stock that the Fund owns. SC Fundamental Value BVI, Inc., a Delaware corporation ("BVI") owns 361,990 shares. Gary N. Siegler is a controlling stockholder and the president and a director of SC and BVI. Peter M. Collery is also a controlling stockholder and a vice-president and director of SC and BVI. Messrs. Siegler and Collery are in a position to directly and indirectly determine the investment and voting decisions made by SC and BVI and, therefore, are deemed to beneficially own all of the shares of Existing Common Stock that the Fund and BVI own.

Security Ownership of Management

  The following table set forth the number of shares of Existing Common Stock that are beneficially owned, as of September 27, 1996, by each director and executive officer of the Company and all directors and executive officers of the Company as a group. The Company obtained this information from its directors and executive officers. Unless otherwise indicated, these persons possess sole voting and investment power with respect to the shares that they beneficially own.

                                                   Number of Shares      Percentage of
Name                                              Beneficially Owned   Outstanding Shares
-----------------------------------------------  -------------------  --------------------
Andrew M. Boas                                         3,056,623/1/                40.3%

William F. Dawson                                         28,333/2/                   *

R. Gerald Gelinas                                         26,667/2/                   *

Walter B. Jaccard                                         30,000/2/                   *

William P. Kovacs                                         65,000/2/                   *

Donald R. Leopold                                             5,000                   *

H. Sean Mathis                                            15,000/2/                   *

Douglas K. Nelson                                         15,000/2/                   *

William J. Shaw                                            2,500/3/                   *

Harry J. White, Jr.                                       62,500/2/                   *

All directors and executive officers as a group        3,306,623/2/                43.4%
(10 individuals)

----------

*Less than 1%

1 See footnote 1 to the preceding table for a description of Mr. Boas' beneficial ownership of Common Stock.

2 The shares of Existing Common Stock beneficially owned by the following individuals include vested stock options (or options that will vest within the next 60 days) for the number of shares following their names: Mr. Boas, 15,000; Mr. Dawson, 28,333; Mr. Gelinas, 6,667; Mr. Jaccard, 20,000; Mr.
   Kovacs, 15,000; Mr. Leopold: 5,000; Mr. Mathis, 15,000; Mr. Nelson, 15,000;
   Mr. White, 30,000; and all directors and executive officers as a group, 150,000.

3 The Company has, subject to Stockholder approval, granted options to purchase 664,495 shares to Mr. Shaw under the Stock Option Agreement which are not reflected in this table. See "Proposal IV: Stock Option Agreement."

  As of September 27, 1996, directors and executive officers of the Company as a group beneficially owned 2,962,102 shares of Existing Common Stock (exclusive of presently exercisable warrants and stock options) representing 40.1% of the outstanding Existing Common Stock. Such persons have indicated that they intend to vote all such shares for approval of the matters described herein. The approval of the Reincorporation Merger requires the affirmative vote of holders of a majority of the Existing Common Stock issued and outstanding. No such persons will receive any benefits pursuant to any employee benefit or stock option plan or any current employment agreement as a result of the Reincorporation Merger. However, upon consummation of the Reincorporation Merger, the shares of Existing Common Stock, as to which the Company is in any event obligated to file a shelf registration statement, received by Mr. Boas and his affiliates in the private exchange offer that was part of the Restructuring will be exchanged for New Common Stock which will be registered under the Securities Act pursuant to the Registration Statement. See "Proposal II: The Reincorporation Merger - Description of New Common Stock" and "Certain Transactions."

                     PROPOSAL I: THE ELECTION OF DIRECTORS

  The Stockholders will vote for the election of all six directors of the Company, who will serve until the election and qualification of their successors. If any nominee is unavailable for election as a result of unforeseen circumstances, the proxyholders will vote for the election of such substitute nominee as the Board of Directors may propose.

  Each of the nominees is a current director of the Company. Each nominee has furnished to the Company the following information with respect to his principal occupation or employment, principal business, and directorships of public companies:

                                           Offices and Positions             Director            Board Committee
           Name              Age             with the Company                  Since               Memberships
---------------------    ----------   ------------------------------   -------------------   ------------------------
Andrew M. Boas                41                   None                      December          Audit, Marketing and
                                                                               1991                  Nominating

William P. Kovacs             50                   None                      December          Audit, Compensation and
                                                                               1991                    Special

Donald R. Leopold             46                   None                      December         Compensation and Marketing
                                                                               1995
H. Sean Mathis                49                   None                      December            Audit, Compensation,
                                                                               1991             Nominating and Special

Douglas K. Nelson             53                   None                      December           Marketing, Nominating and
                                                                               1991                    Special

William J. Shaw               53           Chairman of the Board,               May                     None
                                          Chief Executive Officer,             1995
                                              and President

        Andrew M. Boas became a director of the Company in December 1991 upon the Company's emergence from its proceedings under Chapter 11 of the Bankruptcy Code. Since November 1986, Mr. Boas has been a general partner of CM Management, an advisory and management firm that is the general partner of investment partnerships and managed accounts specializing in investments in troubled companies. Since May 1994, he has also been President of Carl Marks Offshore Management, Inc. Mr. Boas also has been (i) a Managing Director of Carl Marks & Co., Inc., a broker-dealer firm, since December 1977, (ii) a director of CMCO Inc., an investment banking firm, since March 1988, (iii) a director of Sport and Health, LLC, an operator of fitness centers, since October 1993 and (iv) a director of Vertientes Camaguey Sugar Company, a holding company, since November 1994. Mr. Boas also served as: a director of American Corp. Limited, an Australian company that invests in the securities of companies located in the United States, from January 1988 to February 1992; a director of Smith Newcourt, Carl Marks, Inc., a broker-dealer firm, from March 1988 to June 1990; a director of Herman's Sporting Goods, Inc., from March 1993 to March 1996; and a director of Pratt & Lambert United, Inc., a manufacturer of consumer and industrial coatings, from August 1994 to January 1996.

        William P. Kovacs became a director of the Company in December 1991 upon the Company's emergence from its Chapter 11 proceedings and served as a director until December 3, 1992. From December 3, 1992 to December 2, 1993, Mr. Kovacs served as an advisory director of the Company at the pleasure of the Board of Directors. As an advisory director, Mr. Kovacs attended and participated in meetings of the Board of Directors and committees thereof, but did not vote on matters presented. Since December 2, 1993, Mr. Kovacs has served as a director of the Company. From October 1989 to August 1995, Mr. Kovacs was a Vice President and Assistant Secretary of Kemper Financial Services, Inc., the investment management subsidiary of Kemper Corp. From June 1981 to September 1989, Mr. Kovacs held various legal positions with the Principal Financial Group, Des Moines, Iowa. Mr. Kovacs also was a director of United Gas Holding Company from February 1991 to July 1993, and an officer of 625 Liberty Avenue Holding Corporation from November 1993 to August 1995.

  Donald R. Leopold became a director of the Company in December 1995. Since September 1991, Mr. Leopold has been a senior partner of Sherbrooke Associates, Inc., a marketing, strategic planning and organization development consulting firm. From May 1994 to September 1995, Sherbrooke Associates, Inc. performed consulting services for the Company with respect to its marketing and sales operations, and Mr. Leopold was primarily responsible for the consulting work performed for the Company. From 1984 to September 1991, Mr. Leopold was President of Game Plan, Inc., a management consulting firm. He is also a director of Jullian's Entertainment Corporation.

  H. Sean Mathis became a director of the Company in December 1991 in connection with the Company's emergence from its Chapter 11 proceedings. Mr. Mathis is Chairman and a director of Universal Gym Equipment Inc. a privately owned company. He is also Chairman of the Board of Allis Chalmers, Inc., an industrial manufacturer, whose main asset is a net operating loss carryforward. From 1991 to 1993, Mr. Mathis was President of RCL, the predecessor firm of Allied Digital Technologies Corp., a manufacturing company, and from 1993 to the present served as a director. From 1993 to 1995 Mr. Mathis was President and a director of RCL Capital Corporation, which was merged into DISC Graphics in November 1995. From 1988 to October 1993, Mr. Mathis was a director and Chief Operating Officer of Ameriscribe Corporation, a national provider of reprographic and related facilities management services whose stock was traded on the New York Stock Exchange. From August 1992 to May 1994, Mr. Mathis acted as the Federal Court Appointed Trustee for International Wire News Service Liquidation Corp., formerly United Press International ("UPI"). From November 1991 through July 1992, Mr. Mathis was Vice Chairman and a director of UPI (then a news syndication service.) In August 1991, as a part of a restructuring program, UPI filed for protection under the federal bankruptcy laws. He is also a director of Canadian's Corp., a specialty retailer.

  Douglas K. Nelson became a director of the Company in December 1991 in connection with the Company's emergence from its Chapter 11 proceedings. From February 1970 through March 1976, Mr. Nelson was an associate with McKinsey and Co., Inc., a management consulting firm. Since April 1976, Mr. Nelson has been President of Strategic Directions, a management consulting firm which focuses on business in the areas of leisure, sports, and entertainment.

  William J. Shaw joined the Company in May 1995 as its President, Chief Executive Officer and a director. In July 1995, Mr. Shaw became Chairman of the Board of Directors, and President and Chief Executive Officer of the Company's two principal operating subsidiaries, Thousand Trails Inc. ("Trails") (until it was merged into the Company in July 1996) and National American Corporation ("NACO"). From February 1989 to October 1993, Mr. Shaw was a director and the President and Chief Executive Officer of Ameriscribe Management Services Corporation, a national provider of reprographic and related facilities management services. Ameriscribe Management Services Corporation was sold to Pitney Bowes in November 1993. From 1983 to January 1989, Mr. Shaw was President and Chief Executive Officer of Grandy's, a Dallas-based chain of fast service restaurants.

                                BOARD OF DIRECTORS

  Meetings. During the fiscal year ended June 30, 1996, the Board of Directors held 14 regularly scheduled meetings and special meetings. Each director attended at least 75% or more of all meetings of: (i) the Board of Directors held during the periods for which he was a director, and (ii) the committee to which he was assigned during the periods that he served, other than Mr. Leopold, who attended 50% of such meetings.

  Audit Committee. The Board of Directors has an Audit Committee (the "Audit Committee"), presently composed of Messrs. Boas, Kovacs and Mathis. Pursuant to its charter, the Audit Committee (i) reviews the Company's systems of internal accounting controls and financial reporting, (ii) reviews the Company's internal audit function, (iii) approves the selection of the Company's independent certified public accountants, and (iv) reviews the reports that the Company's independent certified public accountants render on the Company's financial statements and other matters. The Audit Committee also performs such other duties and functions as it or the Board of Directors deem appropriate. During the fiscal year ended June 30, 1996, the Audit Committee held four meetings.

  Compensation Committee Interlocks And Insider Participation. The Board of Directors has a Compensation Committee (the "Compensation Committee"), presently composed of Messrs. Kovacs, Leopold and Mathis. The Compensation Committee recommends to the Board of Directors (i) the base salaries and bonuses of the officers of the Company and (ii) the awards that the Company should make under its stock plans. During the fiscal year ended June 30, 1996, the Compensation Committee held three meetings. Mr. Boas served as a member of the Compensation Committee with Messrs. Leopold and Mathis until January 1996 and with Mr. Shaw, the President and Chief Executive Officer of the Company, from January 1996 until September 1996. As described under "Security Ownership," Mr. Boas is deemed to own beneficially 40.3% of the Existing Common Stock. Mr. Boas and certain of his affiliates participated in the private exchange offer that was part of the Restructuring approved by the Special Committee. Mr. Boas' affiliates CM Strategic and CM Strategic II exchanged $18,806,000 principal amount of Secured Notes for $7,522,400 in cash, $9,252,552 principal amount of PIK Notes and 846,270 shares of Existing Common Stock. Carl Marks Offshore Management, Inc., of which Mr. Boas is an executive officer, exchanged $3,053,000 principal amount of Secured Notes for $1,221,200 in cash, $1,502,000 principal amount of PIK Notes and 137,385 shares of Existing Common Stock. In addition, Mr. Boas and certain trusts of which he is co-trustee exchanged $187,000 principal amount of Secured Notes for $74,800 in cash, $92,000 principal amount of PIK Notes and 8,415 shares of Existing Common Stock. Such persons also received accrued interest on their Secured Notes through the date of the exchange. In connection with the Restructuring, which would have adversely affected Mr. Shaw's bonus arrangements, Mr. Shaw was granted, subject to Stockholder approval, an option to purchase 664,495 shares of Existing Common Stock at $0.69 per share. Such shares constitute approximately 9% of the Existing Common Stock outstanding after the Restructuring. The exercise price of the option represents the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the effective date of the Restructuring. The option was approved by the Special Committee, at a meeting of the full Board of Directors. In connection with the Restructuring, the Special Committee performed some of the functions usually exercised by the Compensation Committee.

  Marketing Committee. The Board of Directors has a Marketing Committee (the "Marketing Committee") that reviews sales and marketing programs, direction, and other issues with the Company's senior management. The Marketing Committee is presently composed of Messrs. Boas, Leopold and Nelson. During the fiscal year ended June 30, 1996, the Marketing Committee did not meet.

  Nominating Committee. The Board of Directors has a Nominating Committee (the "Nominating Committee"), presently composed of Messrs. Boas, Mathis and Nelson, which recommends to the Board of Directors the individuals to be nominated for director at the annual meeting of Stockholders. The Nominating Committee will consider nominees for director recommended by any Stockholder. To make such a recommendation with respect to directors to be elected at the 1997 annual meeting, a Stockholder should contact the Company at its principal executive offices on or before the deadline for submitting Stockholder proposals set forth on the last page of this Proxy Statement/Prospectus. During the fiscal year ended June 30, 1996, the Nominating Committee held one meeting.

  Special Committee. The Board of Directors has a Special Committee of independent directors that is authorized to review and make recommendations to the full Board of Directors regarding recapitalization and reorganization alternatives for the Company that resulted in the Restructuring. In addition, in connection with the Restructuring, the Special Committee authorized the grant to Mr. Shaw of an option to purchase Existing Common Stock as described under "Compensation Committee Interlocks and Insider Participation" above. The Special Committee is composed of Messrs. Kovacs, Mathis and Nelson. During the fiscal year ended June 30, 1996, the Special Committee held six meetings.

                               EXECUTIVE OFFICERS

  The following table sets forth the current executive officers of the Company. Although each of the executive officers has an employment agreement with the Company which will be assumed by New Trails, each of them also serves at the pleasure of the Board of Directors.

             Name                    Age                             Offices
-------------------------------  ---------  -------------------------------------------------------------
        William J. Shaw              53        Chairman of the Board, President and Chief Executive
                                               Officer

        Harry J. White, Jr.          42        Vice President, Chief Financial Officer, Chief Accounting
                                               Officer and Treasurer

        R. Gerald Gelinas            50        Vice President, Sales and Marketing

        Walter B. Jaccard            43        Vice President, General Counsel and Secretary

  William J. Shaw is also a director of the Company and his business experience is described above.

  Harry J. White, Jr. joined the Company as Vice President, Chief Financial Officer and Chief Accounting Officer in June 1992. At that time, Mr. White also became a Vice President and the Chief Financial Officer of NACO and Trails. In September 1992, Mr. White became a director and the Chief Accounting Officer of NACO and Trails. In June 1995, Mr. White became the Company's Treasurer. From September 1988 through May 1992, Mr. White was the Chief Financial Officer of Cosmo World Corporation and its subsidiaries. During this period, Cosmo World Corporation was a holding company that owned Ben Hogan Company, a manufacturer of golf equipment, Pebble Beach Company, the owner and operator of golf courses and hotels in Pebble Beach, California, and other companies that owned residential and golf course developments. Cosmo World of Nevada, Inc., a subsidiary of Cosmo World Corporation, filed a Chapter 11 petition in December 1991. From June 1976 through August 1988, Mr. White practiced public accounting with the firm of Deloitte Haskins & Sells, now known as Deloitte & Touche. Mr. White is a Certified Public Accountant.

  R. Gerald Gelinas joined the Company in September 1995 as Vice President, Sales and Marketing for the Company, Trails, and NACO. From January 1988 through June 1995, Mr. Gelinas served as Senior Vice President, Marketing, for Club Corporation of America ("CCA"), an owner and manager of country clubs and golf courses. While with CCA, Mr. Gelinas also served as Chairman for two CCA subsidiaries, Associate Clubs International ("ACI") and Associate Club Publications ("ACPI"), from January 1992 through June 1995. ACI operates a fee-based network which provides members with various services including access to other CCA and non-CCA clubs, hotels, and resorts. ACPI produces and distributes a bi-monthly magazine to CCA members. From May 1984 through September 1988, Mr. Gelinas served as Senior Vice President, Marketing, for Ramada, Inc., which owns and manages hotel facilities.

  Walter B. Jaccard has been Vice President, General Counsel, and Secretary of the Company since December 1992. Mr. Jaccard has been a director of Trails (until its merger into the Company) and NACO since February 1992. He had previously been Vice President and General Counsel of Trails since January 1987 and Secretary since January 1988. He served as Associate General Counsel from 1983 to 1986. Mr. Jaccard has also been Vice President and Assistant Secretary of NACO since August 1989, and he served as a director of Trails and NACO from May 1991 to June 1991.

                             EXECUTIVE COMPENSATION

  The following table sets forth, for the fiscal years ended June 30, 1996, 1995 and 1994, the cash compensation that the Company and its subsidiaries paid, as well as other compensation paid for these years, to the Company's Chief Executive Officer, to the three other executive officers of the Company on June 30, 1996, and to the most highly compensated officer of the Company's subsidiaries, who is not considered an executive officer for reporting purposes.

Summary Compensation Table
                                                                                            Long-Term
                                           Annual Compensation                            Compensation
                            -----------------------------------------------------  -------------------------  ----------------------
                                                                 Other Annual         Securities Underlying         All Other
Name and Principal                   Salary       Bonus          Compensation              Options/SARS        Compensation ($)/2/
     Position                Year      ($)         ($)                ($)                     (#)/1/                 ($)/2/
--------------------        -----  -----------  -----------  --------------------  -------------------------  ----------------------
William F. Dawson,           1996     169,750      40,000/3/          -0-                     35,000                   2,783
CEO of Resort Parks          1995     163,750      78,900           6,000/4/                    -0-                    4,316
International and Vice       1994     163,750      84,400           6,000/4/                    -0-                     -0-
President of NACO

R. Gerald Gelinas,           1996     107,600/5/   30,000             -0-                     20,000                    -0-
Vice President,              1995
Sales and Marketing          1994

Walter B. Jaccard,           1996     140,000      15,000             -0-                     30,000                   2,869
Vice President,              1995     140,000       -0-               -0-                       -0-                    1,290
General Counsel and          1994     140,000       -0-               -0-                       -0-                     -0-
Secretary

William J. Shaw,             1996     250,000       -0-               -0-                       -0-                  952,927/6/
Chairman of the              1995      29,800/7/    -0-               -0-                       -0-                     -0-
Board, President, and        1994
CEO

Harry J. White, Jr.,         1996     124,032      30,000             -0-                     40,000                   3,127
Vice President, CFO,         1995     124,032      15,000             -0-                       -0-                   36,454/8/
CAO and Treasurer            1994     124,032      30,000             -0-                       -0-                     -0-

----------

1 Awards are grants of stock options pursuant to the Company's 1991 Employee Plan and 1993 Employee Plan, including options granted in May 1996 at an exercise price of $0.59 per share contingent upon the termination of an equal number of existing options that were granted in fiscal 1993 at an exercise price of $2.50 per share, as follows: Mr. Dawson, 25,000 shares; Mr. Jaccard, 15,000 shares; Mr. White 25,000 shares. The Company has, subject to Stockholder approval, granted options to purchase 664,495 shares of Existing Common Stock to Mr. Shaw under the Stock Option Agreement which are not reflected in this table. See "Proposal IV: Stock Option Agreement."

2 Amounts include matching contributions by the Company under its 401(k) Plan for fiscal 1996 and 1995, respectively, as follows: Mr. Dawson, $2,783 and $4,316; Mr. Jaccard, $2,869 and $1,290; and Mr. White, $3,127 and $2,654. The
   amounts do not include compensation payable to the named executive officers under their employment agreement upon the termination of their employment if their employment has not terminated because no amounts have been paid or accrued therefor. See "Employment Contracts" below.

3 An additional bonus of $20,000 earned during fiscal 1995 was paid to Mr. Dawson in August 1995.

4  Mr. Dawson was paid a car allowance of $500 per month.

5 Mr. Gelinas became the Company's Vice President of Sales and Marketing in September 1995.

6 Amount represents the vested portion of a one-time bonus, fully accrued at June 30, 1996, that was paid to Mr. Shaw in July 1996 under the terms of his employment agreement with the Company. An additional $317,662 will be payable on May 11, 1997 provided Mr. Shaw is employed by the Company on that date.

7 Mr. Shaw became the Company's President and Chief Executive Officer on May 11, 1995.

8 During the year ended June 30, 1995, the Company reimbursed Mr. White $33,800 for moving expenses he incurred during his relocation to Dallas, Texas.


Employment Contracts

  The Company has entered into an employment agreement dated as of May 11, 1995, with Mr. Shaw. Under this employment agreement, Mr. Shaw's salary is not less than $250,000 per year. If the Company terminates Mr. Shaw's employment, other than for cause, the Company must pay Mr. Shaw a severance payment equal to one year of his base salary.

  Mr. Shaw's employment agreement provided that he would receive a one-time bonus equal to between 4% and 6% of the amount by which the enterprise value of the Company (including the value of its debt and equity securities) exceeded $75 million at the time he elected to receive the bonus. Prior to consummation of the Restructuring, Mr. Shaw exercised his right to receive such bonus. Mr. Shaw is entitled to a payment of $1,270,589, of which $952,927 has been paid. The additional $317,662 will be payable on May 11, 1997, provided that Mr. Shaw is employed by the Company on that date. The Company has obtained an irrevocable standby letter of credit on which Mr. Shaw may draw all or part of this bonus if the Company fails to pay the bonus after receiving a request from Mr. Shaw.

  On September 14, 1995, the Company entered into an employment agreement with Mr. Gelinas. Under this employment agreement, Mr. Gelinas' base salary is not less than $130,000 per year, and he may receive a bonus each year at the discretion of the Company's Chief Executive Officer. If the Company terminates Mr. Gelinas' employment, other than for cause, the Company must pay Mr. Gelinas a severance payment equal to one year of his base salary.

  On September 10, 1992, NACO, Trails and Resort Parks International entered into an employment agreement with Mr. Dawson. Under this employment agreement, Mr. Dawson's base salary is not less than $169,750 per year, and he may receive a bonus each year at the discretion of the Company's Chief Executive Officer. If the Company terminates Mr. Dawson's employment, other than for cause, the Company must pay Mr. Dawson a severance payment equal to six months of his base salary.

  On December 3, 1992, the Company entered into an employment agreement with Mr. Jaccard. Under this employment agreement, Mr. Jaccard's base salary is not less than $140,000 per year and he may receive a bonus each year at the discretion of the Company's Chief Executive Officer. If the Company terminates Mr. Jaccard's employment, other than for cause, the Company must pay Mr. Jaccard a severance payment equal to one year of his base salary.

  On October 21, 1993, the Company entered into an employment agreement with Mr. White. Under this employment agreement, Mr. White's base salary is not less than $124,032 per year, and he may receive a discretionary bonus of up to $30,000 per year. If the Company terminates Mr. White's employment other than for cause, the Company must pay Mr. White a severance payment equal to one year of his base salary.

Stock Option Plans

  1991 Employee Plan. In connection with its emergence from Chapter 11 proceedings under the United States Bankruptcy Code in 1991, the Company adopted the 1991 Employee Stock Incentive Plan (as amended, the "1991 Employee Plan") to enable the Company and its subsidiaries to attract, retain, and motivate their officers, employees, and directors. Awards under the 1991 Employee Plan may take various forms, including (i) shares of Existing Common Stock, (ii) options to acquire shares of Existing Common Stock ("Options"), (iii) securities convertible into shares of Existing Common Stock, (iv) stock appreciation rights, (v) phantom stock or (vi) performance units. Options granted under the 1991 Employee Plan may be (i) incentive stock options ("ISOs"), which have certain tax benefits and restrictions, or (ii) non-qualified stock options ("Non-qualified Options"), which do not have any tax benefits and have few restrictions.

  The Compensation Committee or, in certain circumstances, the Board of Directors may grant awards under the 1991 Employee Plan until December 30, 2001. The recipient of an award duly granted on or prior to such date may thereafter exercise or settle it in accordance with its terms, although the Company may not issue any shares of Existing Common Stock pursuant to any award after December 30, 2011.

  The Board of Directors may amend or terminate the 1991 Employee Plan at any time and in any manner, provided that (i) an amendment or termination may not affect an award previously granted without the recipient's consent and (ii) an amendment will not be effective until the stockholders approve it if any national securities exchange or securities association that lists any of the Company's securities requires stockholder approval or if Rule 16b-3 requires stockholder approval.

  The Company reserved 291,780 shares of Existing Common Stock for issuance under the 1991 Employee Plan. In September 1995, the Company granted key employees ISOs covering 140,000 shares with an exercise price of $0.625 per share, and in January 1996, the Company granted certain non-employee directors Non-qualified Options to purchase 20,000 shares with an exercise price of $0.81 per share. As of June 30, 1996, 160,000 options were outstanding under the 1991 Employee Plan, and none had been exercised.

  1993 Employee Plan. On December 2, 1993, the Company adopted the 1993 Stock Option and Restricted Stock Purchase Plan (as amended, the "1993 Employee Plan") in order to enable the Company and its subsidiaries to attract, retain, and motivate their officers and employees. Awards under the 1993 Employee Plan are restricted to (i) awards of the right to purchase shares of Existing Common Stock ("Stock Awards"), or (ii) awards of Options, which may be either ISOs or Non-Qualified Options. The purchase price for any Stock Awards and the exercise price for any Non-Qualified Options may be less than the fair market value of the Existing Common Stock on the date of grant. The exercise price of any ISOs may not be less than the fair market value of the Existing Common Stock on the date of grant.

  The Compensation Committee or, in certain circumstances, the Board of Directors may grant awards under the 1993 Employee Plan until October 20, 2003. The termination of the 1993 Employee Plan, however, will not alter or impair any rights or obligations under any award previously granted under the plan.

  The Board of Directors may amend or terminate the 1993 Employee Plan at any time and in any manner, provided that (i) an amendment or termination may not affect an award previously granted without the recipient's consent, (ii) an amendment will not be effective until the stockholders approve it if any national securities exchange or securities association that lists any of the Company's securities requires stockholder approval or if Rule 16b-3 requires stockholder approval and (iii) the stockholders must approve any amendment decreasing the minimum exercise price specified in the plan for any ISO granted thereunder.

  The Company reserved 285,919 shares of Existing Common Stock for issuance under the 1993 Employee Plan. The 1993 Employee Plan, however, limits the number of shares of Existing Common Stock with respect to which awards can be made in any calendar year to any one participant to 200,000 shares. On May 1, 1996, the Company granted 95,000 options under the 1993 Employee Plan at an exercise price of $0.59 per share, contingent upon the termination of an equal number of options granted under the 1991 Employee Plan at an exercise price of $2.50 per share. As of June 30, 1996, such options were fully vested and none had been exercised. On September 12, 1996, the Company granted key employees ISOs covering 225,000 shares with an exercise price of $0.80 per share, none of which has vested.

  Director Plan. On December 2, 1993, the Company adopted the 1993 Director Stock Option Plan, as amended (the "Director Plan"), which provides for the grant of stock options to non-employee directors of the Company. The Company reserved 50,000 shares of Existing Common Stock for issuance under the Director Plan, all of which were issued as Non-qualified Options to the non-employee directors of the Company, 25,000 in fiscal 1994 with an exercise price of $2.75 per share and 25,000 in fiscal 1995 with an exercise price of $0.79 per share. As of June 30, 1996, these options were 100% vested and none of them had been exercised.

  The Director Plan is designed to be a "formula plan," pursuant to which each non-employee director automatically received a grant of Non-qualified Options to purchase 5,000 shares of Existing Common Stock on the day immediately after each annual meeting of the stockholders at which directors were elected, beginning with the annual meeting held in December 1993. The exercise price of each Non-Qualified Option is required to equal the fair market value on the date of grant of such Option as determined under the Director Plan. Generally, the Director Plan specifies that such fair market value is the average trading price of the Common Stock during the period beginning 45 days before the date of grant and ending 15 days before the date of grant.

Option/SAR Grants in Last Fiscal Year

  The following table sets forth certain information regarding options to purchase Existing Common Stock granted in fiscal 1996 to the five individuals named in the Summary Composition Table.


                                             INDIVIDUAL GRANTS
                             -----------------------------------------------------                  Potential Realizable Value at
                              Number of Securities     Percentage of     Exercise                   Assumed Annual Rates of Stock
                                   underlying          Total Options/     Price                           Price Appreciation
                              Option/SARs Granted     SARs Granted to     ($ per     Expiration    -------------------------------
Name                                   (#)              Employees in      Share)         Date             5%              10%
                                                         Fiscal Year                                      ($)             ($)
----------------------------------------------------------------------------------------------------------------------------------
William J. Shaw/1/                     0                        0           N/A            N/A             N/A            N/A

William F. Dawson                 10,000                      4.3         0.625         9/13/05          10,181         16,211

                                  25,000                     10.6          0.59         4/30/06          24,026         38,258

R. Gerald Gelinas                 20,000                      8.5         0.625         9/13/05          20,361         32,422

Walter B. Jaccard                 15,000                      6.4         0.625         9/13/05          15,271         24,316

                                  15,000                      6.4          0.59         4/30/06          14,416         22,955

Harry J. White                    15,000                      6.4         0.625         9/13/05          15,271         24,316

                                  25,000                     10.6          0.59         4/30/06          24,026         38,258

----------
1 The Company has, subject to Stockholder approval, granted options to purchase 664,495 shares of Existing Common Stock to Mr. Shaw under the Stock Option Agreement at an exercise price of $0.69 per share for a term of ten years (with certain exceptions), which options are not reflected in this table. See "Proposal IV: Stock Option Agreement."

Aggregate Option Exercises in Fiscal 1996 and Fiscal Year End Optional Values

  The following table sets forth certain information concerning options to purchase Existing Common Stock held by the five individuals named in the Summary Compensation Table. No options were exercised by the named individuals in the fiscal year ended June 30, 1996.


                     Number of Securities Underlying                  Value of Unexercised
                     Unexercised Options/SARs at FY-End             In-the-Money Options/SARs
       Name                       (#)/1/                                at FY-End ($)/1/
----------------   -------------------------------------         ------------------------------
                     Exercisable          Unexercisable           Exercisable     Unexercisable
                   ---------------       ---------------         -------------    --------------
William J. Shaw               0                       0                  0                  0
William F. Dawson        25,000                  10,000              2,450                630
R. Gerald Gelinas             0                  20,000                  0              1,260
Walter B. Jaccard        15,000                  15,000              1,470                945
Harry J. White           25,000                  15,000              2,450                945

------------
/1/ The Company has, subject to Stockholder approval, granted options to purchase 664,495 shares of Existing Common Stock to Mr. Shaw under the Stock Option Agreement which are not reflected in this table. See "Proposal IV:
    Stock Option Agreement."

Long Term Incentive Plans

  As of June 30, 1996, the Company's long term incentive plans consisted of the employment agreement with Mr. Shaw discussed above, and the Company's Employees Savings Trust (the "401(k) Plan"), which was adopted July 1, 1994, for the purpose of establishing a contributory employee savings plan exempt under
Section 401(k) of the Code. An eligible employee participating in the 401(k) Plan may contribute up to 10% of his or her annual salary, subject to certain limitations. In addition, the Company may make discretionary matching contributions as determined annually by the Company. The Company made matching contributions totaling approximately $205,000 for the year ended June 30, 1996, and has committed to make matching contributions for the year ending June 30, 1997, in an amount equal to 45% of the voluntary contribution made by each participant up to 4% of the participant's annual compensation (a maximum of 1.8% of the participant's annual compensation). Employer contributions are subject to a seven-year vesting schedule.

Compensation of Directors

  Directors who are not employees of the Company receive a retainer of $24,000 per year and $500 for each day that they attend a meeting of the Board of Directors or a committee thereof. The Company also reimburses such directors for their travel and lodging expenses when attending meetings. The following table summarizes amounts paid to each member of the Board of Directors during fiscal l996, excluding reimbursements of travel and lodging expenses.

                                         AMOUNT PAID FOR     STOCK OPTIONS
        NAME          ANNUAL RETAINER        MEETINGS           GRANTED
--------------------  ----------------  -----------------   ---------------
Andrew M. Boas/1/        $24,000              $3,000                0
William P. Kovacs         24,000               3,000            5,000
Donald R. Leopold         24,000               1,000            5,000
H. Sean Mathis            24,000               3,000            5,000
Douglas K. Nelson         24,000               3,000            5,000
William J. Shaw/2/             0                   0                0

------------

1 On September 12, 1996, the Compensation Committee granted options to purchase 5,000 shares of Existing Common Stock to Mr. Boas.

2 Mr. Shaw did not receive additional compensation for serving as director of the Company.

Report of the Compensation Committee

  The Company's executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the principal officers of the Company, including those individuals listed in the compensation tables in this Proxy Statement/Prospectus. In connection with the Restructuring, the Special Committee also performed part of the role of the Compensation Committee.

  Overall Policy. The Compensation Committee's compensation policies are intended to (i) provide incentives for certain executive officer performance that results in continuing improvement in the Company's financial results and
(ii) align the interests of the Company's executives and the holders of its securities by providing for payment of compensation based on increases in the value of such securities.

  Executive Officers. The annual compensation of the Company's executive officers and the principal officers of the Company's operating subsidiaries consists of a fixed base salary and a discretionary bonus. The Compensation Committee has delegated to the Company's Chief Executive Officer the authority to determine the salary and bonus of executive officers (other than himself) if the aggregate annual compensation of such officer is less than $175,000. Pursuant to such delegated authority, the base salaries of Mr. Jaccard and Mr. White were continued at the same level as originally approved by the Compensation Committee when Mr. Jaccard became the Company's General Counsel and Mr. White joined the Company as Chief Financial Officer, both in 1992, and the base salary of Mr. Gelinas was continued at the same level as originally approved by the Compensation Committee when Mr. Gelinas joined the Company in 1995. The Compensation Committee increased Mr. Dawson's base salary from the level originally approved by it in 1992 by the amount he previously received as a car allowance and such car allowance was discontinued.

  Mr. Jaccard and Mr. White receive discretionary annual bonuses based upon achievement of the Company's overall objectives for the year. Mr. Jaccard and Mr. White received bonuses in fiscal 1996 based primarily upon the successful completion of the Restructuring, which was consummated in July 1996. Mr. Gelinas receives a discretionary bonus based upon achievement of the Company's overall marketing objectives for the year. Mr. Gelinas received a bonus in fiscal 1996 based upon the successful achievement of such goals. Mr. Dawson receives a discretionary annual bonus based upon the operating results of Resort Parks International. For fiscal 1996, the criteria was modified to include a component based upon growth in the business of Resort Parks International. Because Resort Parks International was only partially successful in meeting its growth objective in fiscal 1996, Mr. Dawson's bonus declined as compared with fiscal 1995.

  The Compensation Committee does not intend to increase the annual base salaries of the executive officers of the Company and the principal officers of its operating subsidiaries for fiscal 1997. However, such persons may receive a discretionary bonus in fiscal 1997 based upon the achievement of certain objectives.

  1996 Stock Option Grants to Executive Officers. Stock options were granted in September 1995 under the 1991 Employee Plan to the executive officers of the Company and its principal operating subsidiaries to aid in the retention of these individuals and to align their interest with those of the Stockholders. These options vest in equal installments over the three years following the date of grant and terminate upon leaving the employment of the Company or its subsidiaries. The exercise price of such options equaled the market value of the Existing Common Stock on the date of grant. In addition, as discussed below, certain options previously granted to Messrs. Dawson, Jaccard and White were canceled and reissued at market value on the date of reissuance.

  Compensation of Chief Executive Officer. Mr. Shaw's employment agreement with the Company provides that his annual base salary will not be less than $250,000 per year. The employment agreement was negotiated between Mr. Boas and Mr. Shaw, and approved by the Compensation Committee and full Board of Directors. For fiscal 1996, Mr. Shaw's base salary remained at $250,000, the level set when the Company entered into the employment agreement with Mr. Shaw in May 1995.

  Mr. Shaw's employment agreement also provided that he would receive a one-time bonus equal to between 4% and 6% of the amount by which the enterprise value of the Company (including the value of its debt and equity securities) exceeds $75 million at the time he elected to receive the bonus. This bonus was designed to provide value to Mr. Shaw only with appreciation of the Company's enterprise value. Before approving the agreement with Mr. Shaw, the Compensation Committee obtained an opinion from an independent employment compensation consultant that the bonus and the other compensation payable to Mr. Shaw under the employment agreement was a reasonable compensatory arrangement for Mr. Shaw given the Company's financial and operating condition and prospects at the time the Company entered into the employment agreement with Mr. Shaw.

  Prior to consummation of the Restructuring, the bonus had accrued to $1,270,589 and was 75% vested. Consummation of the Restructuring would have adversely affected the bonus arrangements with Mr. Shaw. In these circumstances, in June 1996, Mr. Shaw elected to receive his bonus, which was fixed at the accrued amount. In order to retain Mr. Shaw's services and to provide an incentive to Mr. Shaw, the Special Committee, at a meeting of the full Board of Directors in July 1996, authorized a grant, in the event the Restructuring was consummated and subject to stockholder approval, of options to purchase shares of Existing Common Stock representing 9% of the outstanding Existing Common Stock immediately after the Restructuring at an exercise price equal to the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the date the Restructuring was consummated, but in any event no less than $0.50 per share or more than $1.00 per share.

  The vested portion of Mr. Shaw's bonus, equaling $952,927, was paid in July 1996. The additional $317,662 will be payable on May 11, 1997, provided that Mr. Shaw is employed by the Company on that date. The Company has obtained an irrevocable standby letter of credit on which Mr. Shaw may draw all or part of this bonus if the Company fails to pay the bonus after receiving a request from Mr. Shaw. In furtherance of its grant of the option, on September 12, 1996 the Special Committee approved the form of the Stock Option Agreement pursuant to which Mr. Shaw was granted, subject to Stockholder approval, the option to purchase 664,495 shares of Existing Common Stock at $0.69 per share. Such exercise price is the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the date the Restructuring was consummated and, in the Special Committee's judgment, reflects the fair market value of the Existing Common Stock as of the date the Restructuring was consummated in view of the fact that the Existing Common Stock is lightly traded.

  Stock Options. In order to provide an incentive to the officers and employees of the Company and its operating subsidiaries and align their interests with those of the Stockholders, stock options were granted in fiscal 1993 under the 1991 Employee Plan to the executive officers of the Company, the principal officers of its operating subsidiaries and other employees of the Company and its subsidiaries. The exercise price of such options was $2.50 per share, which exceeded the market price of the Existing Common Stock on the date of grant. Therefore, these options provided value to the recipients only with significant appreciation in the stock price of the Existing Common Stock. However, the stock price of the Existing Common Stock had declined substantially and, in the view of the Compensation Committee and the Board of Directors, the options granted in 1993, which had fully vested, provided little incentive to the employees of the Company.

  Because the Compensation Committee and the Board of Directors had determined that, given the operating performance of the Company, the ability of the Company to provide an incentive through the cash component of compensation was limited, stock options should assume an even greater role in the incentive compensation arrangements of its employees. Therefore, the Compensation Committee and the Board of Directors determined to issue additional stock options, at current market prices. In September 1995, the Company granted options to purchase an aggregate of 140,000 shares of Existing Common Stock at an exercise price of $0.625 per share. Additionally, on May 1, 1996, the Company granted 95,000 options under the 1993 Employee Plan at an exercise price of $0.59 per share, the market price of a share of Existing Common Stock on such date, contingent upon the termination of an equal number of fully vested options granted under the 1991 Employee Plan at an exercise price of $2.50 per share. The options issued on May 1, 1996 have a ten year term from the date of grant and are fully vested. The following table sets forth certain information concerning the above-described transaction as it relates to the persons named in the Summary Compensation Table.


                                                                                                                    LENGTH OF
                               NUMBER OF SHARES      MARKET PRICE AT     EXERCISE PRICE AT                         ORIGINAL TERM
                             UNDERLYING REPRICED    TIME OF REPRICING    TIME OF REPRICING   NEW EXERCISE PRICE  REMAINING AT TIME
           NAME                    OPTIONS                 ($)                  ($)                 ($)            OF REPRICING
------------------------    ---------------------   ------------------   ------------------  ------------------  -------------------
William F. Dawson                  25,000                 0.59                  2.50                .59               6.5 years
R. Gerald Gelinas /1/                 N/A                  N/A                   N/A                N/A                  N/A
Walter B. Jaccard                  15,000                 0.59                  2.50                .59               6.5 years
William J. Shaw /1/                   N/A                  N/A                   N/A                N/A                  N/A
Harry J. White, Jr.                25,000                 0.59                  2.50                .59               6.5 years


/1/ Mr. Gelinas and Mr. Shaw did not participate in the above-described transaction.

Respectfully submitted,

        Andrew M. Boas         William P. Kovacs      Donald R. Leopold

        H. Sean Mathis         Douglas K. Nelson      William J. Shaw


Performance Graph

  The following Performance Graph compares the Company's cumulative total stockholder return on the Existing Common Stock for the period from January 1, 1992 (the day the Common Stock commenced trading in the over-the-counter market) to June 30, 1996 with the cumulative total return of the NASDAQ market index (which includes the Company) and a peer group of companies selected by the Company for purposes of the comparison and described more fully below (the "Peer Group"). Dividend reinvestment has been assumed and, with respect to companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization.


                       [PERFORMANCE GRAPH APPEARS HERE]




  Peer Group. The Peer Group selected by the Company for the above Performance Group is based on SIC Code 799 - Miscellaneous Amusement & Recreation Services - that is presently comprised of the following companies: Alliance Gaming Corporation, American Bingo & Gaming Corporation, American Wagering, Inc., Anchor Gaming, Argosy Gaming Co., Aztar Corp., Bally Entertainment Corporation,

BoomTown, Inc., Boyd Gaming Corporation, Brassie Golf Corporation, Casino America, Inc., Cedar Fair, LP, Century Casinos, Inc., Childrobics, Inc., Chartwell Leisure Inc., Cinema Ride, Inc., Circus Circus Enterprises, Inc., Crown Casino Corporation, Elsinore Corporation, Encore Marketing International, Family Golf Centers, Inc., Gaming Corporation of America, Gaming World International, Global Outdoors, Inc., Golf Enterprises, Inc., Grand Casinos, Inc., Grand Gaming Corporation, Great American Recreation, Inc., Griffin Gaming & Entertainment, Inc., Imax Corporation, International Lottery, Inc., Jackpot Enterprises, Inc., Jillian's Entertainment Corporation, Lady Luck Gaming Corporation, Lone Star Casino Corporation, Master Glazier's Karate, Inc., Mirage Resorts, Inc., Mountasia Entertainment International, Multimedia Games, Inc. N-Vision Inc., Players International, Inc., Pratt Hotel Corp., President Casinos, Inc., Quintel Entertainment, Renaissance Entertainment Corporation, Rio Hotel and Casino, Inc., S-K-I, Ltd., Sands Regent, Inc., Santa Fe Gaming Corp., Senior Tour Players Development, Inc., Showboat, Inc., Sky Games International Ltd., Skylands Park Management, Skyline Multimedia Entertainment, Southshore Corporation, Sports Club Company Inc., Stratosphere Corporation, Walt Disney Company and UC Television Network. During the year ended June 30, 1996, the following companies were added to the Peer Group: American Wagering Inc., Anchor Gaming, Argosy Gaming Co., Aztar Corp., Chartwell Leisure Multimedia Games Inc., Quintel Entertainment, N-Vision Inc., Santa Fe Gaming Corporation., Skylands Park Management, Skyline Multimedia Entertainment, Southshore Corporation, Sports Club Co., Inc. and UC Television Network. During the year ended June 30, 1996, the following companies were deleted from the Peer Group:
Acres Gaming, Inc., Alpha Hospitality Corporation, Colorado Casino Resorts, Inc., Irata, Inc., Laser Video Network Inc., Lone Star Casino Corporation, National Gaming Corporation, and Sahara Gaming Corporation. The companies in the Peer Group provide a broad range of amusement and recreation services in several industries.

Indemnification

  Under the Nevada Articles, the Company must indemnify its present and former directors and officers for the damages and expenses that they incur in connection with threatened or pending actions, suits, or proceedings arising because of their status as directors and officers, provided that they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the Company (or with respect to any criminal action or proceeding, provided that they had no reasonable cause to believe that their conduct was unlawful). In connection with this indemnification obligation, the Company has entered into indemnification agreements with its directors and officers.

  The Company must advance funds to these individuals to enable them to defend any such threatened or pending action, suit or proceeding. The Company cannot release such funds, however, until it receives an undertaking by or on behalf of the requesting individual to repay the amount if a court of competent jurisdiction ultimately determines that such individual is not entitled to indemnification. In connection with this obligation, the Company and Trails established trusts (the "Indemnification Trusts") that will reimburse their present and former directors and officers for any indemnifiable damages and expenses that they incur and that will advance to them defense funds. The Company and Trails contributed $500,000 and $300,000, respectively, to the Indemnification Trusts. Pursuant to the trust agreements, interest on the trust estates will become part of the trust estates. The Indemnification Trusts will terminate on the earlier of (i) the execution by a majority of the beneficiaries of a written instrument terminating the trusts, (ii) the exhaustion of the entire trust estates or (iii) the expiration of ten years from the establishment of the trusts. The Indemnification Trusts may not terminate, however, if there is pending or threatened litigation with respect to a claim by a beneficiary against the Indemnification Trusts, until (i) a final judgment in such proceeding, (ii) the execution and delivery of a statement by such beneficiary that assertion of a threatened claim is unlikely or (iii) the expiration of all applicable statutes of limitations. The Company possesses a residuary interest in the trust estates upon termination of the Indemnification Trusts. NACO also has indemnification obligations to its directors and officers. In connection therewith, NACO contributed $200,000 to a trust. This trust will reimburse NACO directors and certain officers for any indemnifiable damages and expenses that they incur and will advance defense funds to them.

                    PROPOSAL II: THE REINCORPORATION MERGER

  At the Annual Meeting, the Stockholders will be asked to approve the Merger Agreement, a copy of which is attached hereto as Annex A, pursuant to which the Company will be merged with and into New Trails, with New Trails being the surviving corporation. The principal purposes of the Reincorporation Merger are to implement the Transfer Restrictions and to change the Company's state of incorporation to Delaware. These and the other effects of the merger are described below.

  The Merger Agreement must be approved by the holders of a majority of the shares of Existing Common Stock issued and outstanding.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Transfer Restrictions

  The Transfer Restrictions to be implemented by the Reincorporation Merger are intended to help assure that an "ownership change" as defined under the Code and the Treasury Regulations promulgated thereunder (an "Ownership Change") that could materially limit the availability of the Company's NOLs will not occur. All of the Existing Common Stock issued to Exchanging Noteholders pursuant to the Restructuring was subjected to transfer restrictions substantially similar to the Transfer Restrictions, except that the current transfer restrictions expire in July 1998. In addition, the Exchanging Noteholders voluntarily subjected Existing Common Stock held by them at the time the Restructuring was consummated to such transfer restrictions. As a result, approximately 85% of the Existing Common Stock is subject to such transfer restrictions.
Nonetheless, there is a risk that, absent the Transfer Restrictions, an Ownership Change could result if other persons acquire 5% or more of the Existing Common Stock. A principal purpose of the Reincorporation Merger is to extend the Transfer Restrictions to the approximately 15% of the Existing Common Stock not already subject to transfer restrictions and to extend the duration of the Transfer Restrictions to correspond to the period during which the Company is entitled to use its NOLs.

  The New Common Stock to be issued by New Trails in exchange for Existing Common Stock will be issued after the adoption of the Transfer Restrictions, which are set forth in Article IX of the Delaware Certificate, attached as Annex
B. Accordingly, the Transfer Restrictions are intended to apply to all shares of New Common Stock, and all New Common Stock certificates will contain a legend informing holders, transferees and purported transferees of the Transfer Restrictions.

  Preservation of Tax Benefits. The Transfer Restrictions are designed to restrict direct and indirect transfers of the Existing Common Stock that could result in the imposition of limitations on the use by the Company, for federal income tax purposes, of the NOLs and other tax attributes that are and will be available to the Company. The Company estimates that NOLs of approximately $54.5 million will be available to offset taxable income recognized by the Company in periods after June 30, 1996. Section 382 of the Code limits the use of losses and other tax benefits by a company that has undergone an Ownership Change. Generally, an Ownership Change occurs if one or more stockholders, each of whom owns 5% or more in value of a company's capital stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a company's capital stock are generally treated together as one or more 5% stockholders. In addition, certain constructive ownership rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can also result in the treatment of options (including warrants) as exercised in certain circumstances. All percentage determinations are based on the fair market value of a company's capital stock.

  If an Ownership Change were to occur, the amount of taxable income in any year (or portion of a year) subsequent to the Ownership Change that could be offset by NOLs or other carryovers existing (or "built-in") prior to such ownership change could not exceed the product obtained by multiplying (i) the aggregate value of the outstanding common stock immediately prior to the Ownership Change

(with certain adjustments) by (ii) the federal long-term tax exempt rate (5.8% for ownership changes occurring during September 1996). Because the value of the outstanding common stock, as well as the federal long-term tax-exempt rate, fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of taxable income of the Company that could be offset by such NOLs or other items if an Ownership Change were to occur. The Company would incur a corporate-level tax (current maximum federal rate of 35%) on any taxable income during a given year in excess of the Company's NOL limitation. While the NOLs not used as a result of this limitation remain available to offset taxable income for up to 15 years from the year when the NOLs were generated, an Ownership Change, under certain circumstances, would significantly defer the utilization of the NOLs, accelerate the payment of federal income tax, cause a portion of the NOLs to expire prior to their use and reduce stockholders' equity (or increase stockholders' deficit).

  Consummation of the Restructuring increased the risk that the Company will undergo an Ownership Change because of the significant change in ownership attributable to the issuance of Existing Common Stock to Exchanging Noteholders. Based on the most current facts of which the Company has been made aware, the Company estimates that the issuance of Existing Common Stock in the Restructuring, together with other transfers of Existing Common Stock, resulted in an aggregate percentage increase in the ownership of its capital stock by "5 percent shareholders" (within the meaning of Section 382) over the three-year period ended on the effective date of the Restructuring of as much as 42.5%. Therefore, the possibility of triggering an Ownership Change of the Company through the regular trading of Existing Common Stock is greatly increased during the three-year period immediately following the Restructuring. Furthermore, the Company believes that it is important to protect the NOLs from an Ownership Change occurring in the future. As a result, the Transfer Restrictions generally restrict the transfer of New Common Stock until the NOLs expire completely in 2011.

  Description of the Transfer Restrictions. The Transfer Restrictions generally will restrict until 2011 (or earlier in certain events) any direct or indirect transfer of New Common Stock that would (i) except as provided below, increase to more than 4.75% the percentage ownership of New Common Stock of any person who at any time during the preceding three-year period did not own more than 4.75% of the New Common Stock (or Existing Common Stock), (ii) except as provided below, increase the percentage of New Common Stock owned by any person that during the preceding three-year period owned more than 4.75% of the New Common Stock, or by any group of persons treated as a "5% shareholder" (as defined in the Code, but substituting "4.75%" for "5 percent" (hereafter referred to as a "4.75% Shareholder") or (iii) cause an ownership change of New Trails within the meaning of Section 382. The Company believes that, as of the date hereof, the only stockholders that would be treated as beneficially owning at least 4.75% of the New Common Stock after consummation of the Reincorporation Merger are CM Strategic and SC Fundamental and certain of their respective affiliates. The Company is not aware of any other stockholders that beneficially own at least 4.75% of the Existing Common Stock.

  Generally, the Transfer Restrictions contain several exceptions. For example, the restrictions will not prevent a transfer if, in the determination of the Board of Directors, the transfer will not result in an aggregate increase in the ownership of its capital stock by 4.75% Shareholders over a three-year period for purposes of Section 382. As an illustration, this exception would permit a stockholder who owns less than 4.75% of the New Common Stock to transfer shares of New Common Stock to any other stockholder who (after giving effect to the transfer) owns 4.75% or less of the New Common Stock. Similarly, the Transfer Restrictions would not apply to any transfer if, as a result of the transfer and in the determination of the Board of Directors, the aggregate increase in the ownership of the Company's capital stock by 4.75% Shareholders over a three-year period does not exceed 35%. Also, the restrictions will not prevent a transfer if the purported transferee obtains the approval of the Board of Directors, which approval shall be granted or withheld in the sole and absolute discretion of the Board of Directors, after considering all facts and circumstances including but not limited to future events deemed by the Board of Directors to be relevant. Finally, transfers will be prohibited only with respect to the amount of the New Common Stock purportedly transferred in excess of the threshold established in the Transfer Restrictions.

  Illustrative Examples. The following examples may assist Stockholders in determining the effect of the Transfer Restrictions on their ability to transfer New Common Stock. These examples are for illustrative purposes only, and a

Stockholder should consult with his or her tax advisor to determine the effect of the Transfer Restrictions on any proposed transaction involving the New Common Stock.

     Example 1: Stockholder Who Is a 4.75% Shareholder. If a Stockholder is already considered a 4.75% Shareholder, the Transfer Restrictions will as of the Effective Date prohibit that Stockholder from acquiring any additional New Common Stock or from selling any New Common Stock. However, any such Stockholder will be allowed to sell New Common Stock if the net result (over the last three years) is no net increase in ownership by 4.75% Shareholders, e.g., the purchaser is a 4.75% Shareholder who owned no shares in the Company as of three years ago. Similarly, any such Stockholder will be allowed to purchase New Common Stock from a 4.75% Shareholder who owned no shares in the Company as of three years before the date of purchase. Over time, it is possible that the aggregate percentage increase in the ownership of the Company's capital stock by 4.75% Shareholders over a three-year period would reduce to a level that would allow such Stockholders to transfer New Common Stock pursuant to an exception to the Transfer Restrictions. See "Effects Change Over Time," below.

     Example II: Stockholder Who Is Not a 4.75% Shareholder. A Stockholder who is not a 4.75% Shareholder is considered part of a larger public group of one or more Stockholders that each own less than 4.75% of the Existing Common Stock. For example, all Exchanging Noteholders that did not own any Existing Common Stock prior to the Restructuring and who each own less than 4.75% of the Existing Common Stock are considered to constitute a public group. The Transfer Restrictions will not prohibit any such Stockholder from purchasing shares of New Common Stock from other members of the same or other public groups, so long as the Stockholder owns an aggregate of less than 4.75% of the New Common Stock. Similarly, the Transfer Restrictions will not prohibit any such Stockholder from selling shares of New Common Stock to other members of the same or other public groups, so long as the purchasing Stockholder does not own after the purchase an aggregate of 4.75% or more of the New Common Stock. On the other hand, a Stockholder who is not a 4.75% Shareholder would normally not be permitted to purchase any New Common Stock from a Stockholder that is already a 4.75% Shareholder, unless the net result (over the last three years) is no net increase in ownership by 4.75% Shareholders, e.g., the selling Stockholder is a 4.75% Shareholder who owned no shares in the Company as of three years before the sale.

  Effects Change over Time. The Transfer Restrictions will apply differently over time. As described above, the Company believes that the aggregate percentage increase in the ownership of its capital stock by 5 percent shareholders (within the meaning of Section 382) over the three-year period ending on the effective date of the Restructuring is as much as 42.5%. Therefore, all transactions (other than the exercise of certain warrants and options) that would increase the aggregate percentage increase owned by 4.75% Shareholders will be restricted upon effectiveness of the Reincorporation Merger. However, if from now to September 1, 1998, the only trading in New Common Stock occurs within or between members of public groups, then at September 1, 1998, the aggregate percentage increase in the ownership of the Company's capital stock by 5 percent shareholders (within the meaning of Section
382) over the three-year period ending on such date is expected to be less than 35%, so that a transaction otherwise prohibited under the general rules of the Transfer Restrictions would be permitted under the exception described above so long as it did not result in an aggregate percentage increase in the ownership of the Company's capital stock from the period September 2, 1995, through September 1, 1998, of more than 35%.

  Attribution of Ownership of New Common Stock; Options. The application of the Transfer Restrictions to any particular Stockholder will depend on the Stockholder's ownership of Company capital stock, determined after applying numerous attribution rules, and will also depend on the history of trading of the Company's capital stock. As a result, Stockholders are urged to consult their tax advisors prior to any purchase or sale of New Common Stock.

  Transfers included under the Transfer Restrictions include sales to persons who would exceed the thresholds discussed above, or to persons whose ownership of shares would by attribution cause another person to exceed such thresholds. Numerous rules of attribution, aggregation and calculation prescribed under the Code (and related regulations) will be applied in determining whether the 4.75% threshold has been met and whether a group of less than 4.75% Stockholders will be treated as a "public group" that is a 4.75% Shareholder. As a result of these attribution rules, a change in the relationship between two or more persons or entities, or a transfer of an interest other than the New Common Stock, such as an interest in an entity that, directly or indirectly, owns the New Common Stock may result in the New Common Stock owned by a Stockholder being subject to the remedial provisions, as described below. The Transfer Restrictions (or in some cases contractual provisions incorporating the Transfer Restrictions) may also apply to proscribe the creation or transfer of certain "options" (which are broadly defined) in respect of the New Common Stock to the extent, generally, that exercise of the option would result in a proscribed level of ownership.

  Enforcement of Transfer Restrictions. The Delaware Certificate provides for all certificates representing the New Common Stock, including New Common Stock issued on a transfer thereof, to bear a legend summarizing the Transfer Restrictions. Each certificate evidencing New Common Stock will bear a legend in substantially the following form:

     TRANSFER OF THESE SHARES IS SUBJECT TO RESTRICTIONS DESIGNED TO AVOID AN "OWNERSHIP CHANGE" WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN ARTICLE IX OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION. ARTICLE IX GENERALLY RESTRICTS UNTIL JUNE 30, 2011 (OR EARLIER IN CERTAIN EVENTS), DIRECT OR INDIRECT TRANSFER OF THESE SHARES THAT WOULD WITHOUT THE APPROVAL OF THE BOARD OF DIRECTORS (I) INCREASE TO MORE THAN 4.75% THE PERCENTAGE OWNERSHIP OF COMMON STOCK, $.01 PAR VALUE, OF THE COMPANY ("COMMON STOCK") OF ANY PERSON WHO AT ANY TIME DURING THE PRECEDING THREE-YEAR PERIOD DID NOT OWN MORE THAN 4.75% OF COMMON STOCK, (II) INCREASE THE PERCENTAGE OF COMMON STOCK OWNED BY ANY PERSON THAT DURING THE PRECEDING THREE-YEAR PERIOD OWNED MORE THAN 4.75% OF THE COMMON STOCK, OR BY ANY GROUP OF PERSONS TREATED AS A "5 PERCENT SHAREHOLDER" (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") BUT SUBSTITUTING "4.75%" FOR "5 PERCENT"), OR (III) CAUSE AN OWNERSHIP CHANGE OF THE COMPANY WITHIN THE MEANING OF SECTION 382 OF THE CODE.

     THE COMPANY HAS THE RIGHT, PRIOR TO AND AS A CONDITION TO REGISTERING ANY TRANSFER OF THESE SHARES ON THE STOCK TRANSFER RECORDS, TO REQUEST INFORMATION FROM THE PURPORTED TRANSFEREE REGARDING SUCH PURPORTED TRANSFEREE'S ACTUAL AND CONSTRUCTIVE OWNERSHIP OF COMMON STOCK.

     ANY DIRECT OR INDIRECT TRANSFER OF THESE SHARES ATTEMPTED IN VIOLATION OF
  ARTICLE IX IS VOID AB INITIO AS TO THE PURPORTED TRANSFEREE, AND THE PURPORTED TRANSFEREE WILL NOT BE RECOGNIZED AS THE OWNER OF SHARES OWNED IN VIOLATION OF
  ARTICLE IX FOR ANY PURPOSE, INCLUDING FOR PURPOSES OF VOTING AND RECEIVING DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF COMMON STOCK, AND ANY SHARES PURPORTEDLY ACQUIRED IN VIOLATION OF ARTICLE IX WILL BE TRANSFERRED TO A TRUSTEE WHO WILL BE REQUIRED TO SELL THEM.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS. THE FOREGOING IS A SUMMARY ONLY OF CERTAIN PROVISIONS OF
  ARTICLE IX. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, A COMPLETE COPY OF SUCH RESTRICTIONS.

  The Board of Directors also intends to issue instructions to or make arrangements with the transfer agent of the Company (the "Transfer Agent") to implement the Transfer Restrictions. The Transfer Restrictions provide that the Transfer Agent shall not record any transfer of the New Common Stock purportedly transferred in excess of the threshold established in the Transfer Restrictions. The Transfer Agent also has the right, prior to and as a condition to registering any transfers of the New Common Stock on the stock transfer records, to request an affidavit from the purported transferee of the New Common Stock regarding such purported transferee's actual and constructive ownership of the New Common Stock. If, after requesting such an affidavit, the Transfer Agent does not receive an affidavit or the affidavit evidences that the transfer would violate the Transfer Restrictions, the Transfer Agent is required to notify New Trails and not enter the transfer in the stock transfer records. These provisions may result in the delay or refusal of certain requested transfers of the New Common Stock.

  It is the intention of the Transfer Restrictions that any direct or indirect transfer of New Common Stock attempted in violation of the restrictions would be void ab initio as to the purported transferee, and the purported transferee would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such New Common Stock, or in the case of options subject to the Transfer Restrictions, receiving New Common Stock in respect of their exercise. New Common Stock purportedly acquired in violation of the Transfer Restrictions is referred to as "Excess Common Stock."

  Excess Common Stock is automatically transferred to a trustee effective as of the close of business on the business day prior to the date of the violative transfer. As soon as practicable following the receipt of notice from New Trails that Excess Common Stock was transferred to the trustee, the trustee is required to sell such Excess Common Stock in an arms-length transaction that would not constitute a violation under the Transfer Restrictions. The net proceeds of the sale, after deduction, of all costs incurred by New Trails, the Transfer Agent, and the trustee, will be distributed first to the purported transferee in an amount equal to the lesser of such proceeds or the cost incurred by the stockholder to acquire such Excess Common Stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary together with any other distributions with respect to such Excess Common Stock received by the trustee. If the Excess Common Stock is sold by the purported transferee, such person will be treated as having sold the Excess Common Stock as an agent for the trustee, and shall be required to remit all proceeds to the trustee (less, in certain cases, an amount equal to the amount such person otherwise would have been entitled to retain had the trustee sold such shares). Pending such sale, any dividends or other distributions paid prior to discovery by New Trails that the Excess Common Stock has been transferred to the trustee are treated as held by the purported transferee as agent for the trustee and must be paid to the trustee upon demand, and any dividends or other distributions declared but unpaid after such time shall be paid to the trustee. Votes cast by a purported transferee with respect to Excess Common Stock prior to the discovery by New Trails that the Excess Common Stock was transferred to the trustee will be rescinded as void and recast in accordance with the desire of the trustee acting for the benefit of the charitable beneficiary. The trustee shall have all rights of ownership of the Excess Common Stock.

  Special provisions apply where the violative transfer involves a transfer by a 4.75% Shareholder, which are designed to continue to treat such 4.75% Shareholders as owning the shares transferred. In such case, New Trails must attempt to locate the person or public group that purchased the Excess Common Stock, and if such person or public group can be located, the Excess Common Stock will be required to be returned (together with any distributions received thereon) to the transferor, and the transferor will be required to return the purchase price, together with all other losses, damages, costs and expenses incurred by that purchaser, to the purchaser. If New Trails is unable to locate the purchaser within 90 days, New Trails is required (to the extent permitted under its debt instruments) to purchase New Common Stock in a manner that would reduce the ownership of the person or public group whose ownership increased as a result of the prohibited transfer and to hold such New Common Stock on behalf of the 4.75% Shareholder that transferred the Excess Common Stock in violation of the Transfer Restrictions. In such case, the 4.75% Shareholder will be treated as the owner of the Excess Common Stock for all purposes, and amounts incurred by New Trails to finance the purchase of such Excess Common Stock will be treated as a loan to such stockholder, with interest at the "applicable federal rate" under Section 1274(d) of the Code.

  If the violative transaction results from indirect ownership of New Common Stock, the Transfer Restrictions provide a mechanism that is intended to invalidate the ownership of the New Common Stock actually owned by the violating stockholder and any persons within such stockholder's control group. Only if such provisions will not be effective to prevent a violation of the Transfer Restrictions will ownership of New Common Stock by other persons be invalidated under the Transfer Restrictions.

  Risk of Ownership Change. Notwithstanding the Transfer Restrictions, there remains a risk that certain transfers of New Common Stock not restricted by the Transfer Restrictions (or, although otherwise restricted, permitted by the Board of Directors) and/or certain changes in relationships among stockholders or other events could cause an Ownership Change. Changes in the relationships of holders of New Common Stock could cause changes in ownership of New Common Stock through the application of the attribution rules discussed above, and therefore could also trigger an Ownership Change causing a loss of NOLs. Purchases by stockholders of the Existing Common Stock and other events that occur prior to the consummation of the Reincorporation Merger can affect the percentage shift in ownership as determined for purposes of Section 382, and any such acquisition could increase the likelihood that New Trails will experience an Ownership Change if such shift causes the ownership of 5 percent shareholders (within the meaning of Section 382 of the Code) of New Trails to increase. There also can be no assurance, in the event transfers in violation of the Transfer Restrictions are attempted, that the Internal Revenue Service will not assert that such transfers have federal income tax significance notwithstanding the Transfer Restrictions. In addition, the Transfer Restrictions will not apply to the exercise of outstanding warrants and options to purchase Existing Common Stock and may not apply to certain exercises of a portion of the options under the Stock Option Agreement that occur at the end of its term.

  The Board of Directors of New Trails will have the discretion to approve a transfer of stock that would otherwise violate the Transfer Restrictions upon the prior written request of a stockholder to the Board of Directors. In addition, the Board of Directors will have the power to waive any of the Transfer Restrictions in any instance where it determines that a waiver would be in the best interests of the Company notwithstanding the effect of such waiver on the NOLs or other tax attributes. If the Board of Directors permits a transfer that would otherwise violate the Transfer Restrictions, that transfer or later transfers may result in an Ownership Change that would limit the use of the tax attributes of the Company. The Board of Directors intends to consider any such attempted transfer individually and determine at the time whether it is in the best interests of the Company, after consideration of any factors that the Board deems relevant (including possible future events), to permit such transfer notwithstanding that an Ownership Change of the Company may occur.

  The Board of Directors will also have the power to accelerate or extend the expiration date of the Transfer Restrictions, modify the definitions of any terms set forth therein or conform certain provisions to make them consistent with any future changes in federal tax law, in the event of a change in law or regulation or if it otherwise believes such action is in the best interests of the Company, provided the Board of Directors determines in writing that such action is necessary or desirable to preserve the NOLs or other tax attributes or that continuation of the Transfer Restrictions is no longer reasonably necessary for the preservation of the NOLs or other tax attributes. In addition, the Board of Directors will have the power to adopt Bylaws, regulations and procedures, not inconsistent with the Transfer Restrictions, for purposes of determining whether any acquisition of New Common Stock would jeopardize the ability of the Company to preserve and use the NOLs or other tax attributes and for the orderly application, administration and implementation of the Transfer Restrictions. The Board of Directors will also have the exclusive power and authority to administer, interpret and make calculations under the Transfer Restrictions, which actions shall be final and binding on all parties if made in good faith.

  As a result of the foregoing, the Transfer Restrictions serve to reduce, but do not eliminate, the risk that Section 382 will cause the limitations described above on the use of NOLs or other tax attributes of the Company. The Transfer Restrictions (i) may have the effect of impeding the attempt of a person or entity to acquire a significant or controlling interest in New Trails, (ii) may render it more difficult to effect a merger or similar transaction even if such transaction is favored by a majority of the independent stockholders and (iii) may serve to make a change in management more difficult. In addition to the Transfer Restrictions, New Trails will be subject to certain other provisions, that may have the effect of discouraging a takeover or similar transaction, including the authority, vested in the Board of Directors, to issue up to 1.5 million shares of preferred stock and to fix the preferences and rights thereof without Stockholder approval. Management does not presently intend to adopt any anti-takeover measures, and the Company believes that the tax benefits of the Transfer Restrictions outweigh the negative aspects of any anti-takeover effects they may have.

Reincorporation in Delaware

  At the effective time of the Reincorporation Merger, New Trails will be governed by the Delaware General Corporation Law (the "Delaware GCL") and by the Delaware Certificate attached as Annex B and the new Bylaws (the "Delaware Bylaws") attached as Annex C. With certain exceptions, the Delaware GCL is substantially similar to the Nevada GCL. Material differences in stockholder rights and the powers of management under the Delaware GCL and the Nevada GCL are discussed below under "Material Differences Between the Corporation Laws of Delaware and Nevada." Except for the imposition of the Transfer Restrictions, the Name Change, changes required to conform to applicable Delaware law and, if approved by the Stockholders, the Charter Amendments, the Delaware Certificate and Delaware Bylaws will be substantially similar to the Nevada Articles and the Nevada Bylaws. See "Material Differences Between the Charters and Bylaws of the Company and New Trails," below.

  The Board of Directors believes reincorporation in Delaware will allow it to more effectively perform its duties. Although the Nevada GCL is similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada GCL. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States.
This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their corporate domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware's courts have also developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states, Delaware provides greater guidance to directors in the context of dealing with major transactions, along with more general corporate matters. The Board of Directors believes that the overall effect of the reincorporation will be to enhance its ability to consider all appropriate courses of action with respect to significant transactions for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

  The Name Change is being effected to change the corporate name under which the business of the Company is conducted to Thousand Trails, Inc., the name under which one of the two principal subsidiaries of the Company conducted business until it was merged into the Company as part of the Restructuring. As a result, the Company assumed direct operation of such subsidiary's campgrounds under the assumed name of "Thousand Trails." The Board of Directors believes that the Name Change is appropriate to allow the Company to take advantage of the recognition and good will of the Company's campground members associated with the name "Thousand Trails."

Certain Consequences of the Reincorporation Merger

  In connection with the Reincorporation Merger, the Company's corporate name will be changed from USTrails, Inc. to Thousand Trails, Inc. The Reincorporation Merger will not result in any other change in the business, management, assets, liabilities or net worth of the Company. The Company will continue to maintain its principal executive offices in Dallas, Texas. The capitalization, consolidated financial condition and results of operations of New Trails immediately after consummation of the Reincorporation Merger will be the same as those of the Company immediately prior to the consummation of the

Reincorporation Merger. Consummation of the Reincorporation Merger is subject to Stockholder approval. Upon satisfaction of that condition, and the satisfaction or waiver of the other conditions precedent to the Reincorporation Merger, the Reincorporation Merger will be consummated as follows:

  Effective Date. The Reincorporation Merger will take effect at the later of the date on which a certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger are filed with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the approval of the Merger Agreement by the Stockholders, and fulfillment or waiver of the other conditions to the Reincorporation Merger. On the Effective Date, the separate corporate existence of the Company will cease, and stockholders of the Company will become stockholders of New Trails governed by the Delaware GCL, the Delaware Certificate and the Delaware Bylaws.

  Management after the Reincorporation Merger. On the Effective Date, the Board of Directors of New Trails will consist of those persons then serving as directors of the Company. The directors will continue to hold office as directors of New Trails for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company will serve as executive officers of New Trails.

  Warrants; Stock Option Plans; Stock Option Agreement. The Company has outstanding warrants to purchase 495,005 shares of Existing Common Stock (the "Warrants"). Each Warrant outstanding immediately prior to the Reincorporation Merger will become entitled to purchase the same number of shares of New Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date. The Company's stock option plans will not be changed in any material respect by the Reincorporation Merger. Each option to purchase shares of Existing Common Stock outstanding immediately prior to the Reincorporation Merger pursuant to the 1991 Employee Plan, 1993 Employee Plan and the 1993 Director Plan (collectively, the "Plans") will become entitled to purchase the same number of shares of the New Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date. The Company currently has effective registration statements under the Securities Act under which shares of Existing Common Stock are issuable upon the exercise of the stock options. The Company intends to file amendments to such registration statements to continue the registration of these shares. If the Stock Option Agreement is approved at the Annual Meeting, the options to purchase shares of Existing Common Stock thereunder will be converted into options to purchase an equal number of shares of New Common Stock on the same terms and conditions after the Effective Date.

  Indebtedness of the Company. All indebtedness of the Company outstanding on the Effective Date will be assumed by New Trails in connection with the Reincorporation Merger. No indebtedness of the Company will be accelerated as a result of the proposed transaction.

  Amendment, Deferral or Termination of the Merger Agreement. The Merger Agreement provides that the Boards of Directors of the Company and New Trails may amend the Merger Agreement prior to or after approval of the Reincorporation Merger by the Stockholders but not later than the Effective Date. However, no such amendment may be made that is not approved by the Stockholders if such approval is required by applicable law. The Merger Agreement also provides that the Board of Directors may terminate and abandon the Reincorporation Merger or defer its consummation for a reasonable periods, notwithstanding Stockholder approval, if in the opinion of the Board of Directors, such action would be in the best interests of the Company.

Federal Income Tax Consequences

  The following is a discussion of the material federal income tax consequences under the Code to the holders of Existing Common Stock of the Company who receive New Common Stock of New Trails in exchange for their shares of Existing Common Stock pursuant to the Reincorporation Merger. The discussion below does not cover all possible federal income tax consequences applicable to holders who are dealers in securities, who acquired their Existing Common Stock through stock option or stock purchase programs or other employee plans, or who are nonresident alien individuals or foreign entities. Furthermore, the following discussion is solely with respect to federal income tax matters and does not consider state, local or foreign tax consequences.

  As the following discussion is intended as a general summary only, all holders of Existing Common Stock should consult their own tax advisors regarding (i) the federal income tax consequences of the Reincorporation Merger with respect to their individual tax situations, and (ii) the tax consequences related to the holding and future disposition of the New Common Stock received pursuant to the Reincorporation Merger. Tax advisors should also be consulted with regard to the tax consequences of the Reincorporation Merger arising under the laws of any state, local or foreign jurisdiction. The Company has not requested a ruling from the Internal Revenue Service (the "Service") in connection with the Reincorporation Merger.

  Federal Income Tax Consequences to Holders of Existing Common Stock. For federal income tax purposes, the Reincorporation Merger should be treated as a reorganization as defined in Section 368(a)(1)(F) of the Code, pursuant to which the Stockholders will exchange their shares of Existing Common Stock for newly-issued shares of New Common Stock. No gain or loss will be recognized by the Stockholders with respect to the receipt of New Common Stock in exchange for such Existing Common Stock. The aggregate tax basis of the New Common Stock received by a Stockholder who exchanges all of his Existing Common Stock pursuant to the Merger Agreement will be the same as the aggregate tax basis of such Existing Common Stock surrendered pursuant to the Merger Agreement. The holding period of the New Common Stock received by each Stockholder will include the period for which the Existing Common Stock surrendered in exchange therefor was considered to be held, provided that the Existing Common Stock so surrendered was held as a capital asset by the Stockholder.

  A holder of Existing Common Stock who exercises dissenters rights with respect to such Existing Common Stock and receives payment for such shares in cash ordinarily will recognize capital gain or loss on the disposition of the stock measured by the difference between the amount of cash received for the dissenting shares and such holder's basis in the dissenting shares, with the characterization as short-term or long-term gain or loss dependent upon the holder's holding period for the shares. However, different tax consequences, including treatment of the payment as ordinary income and the equivalent of a dividend distribution, could apply depending on the holder's particular circumstances, such as whether he is deemed under any applicable attribution rules to own Existing Common Stock held by related parties. Accordingly, Stockholders should consult their tax advisors as to the income tax consequences of exercising dissenters rights under their particular circumstances.

  Federal Income Tax Consequences to the Company and New Trails. Neither the Company nor New Trails will recognize gain or loss as a result of the Reincorporation Merger. The basis to New Trails in the assets of the Company received pursuant to the Merger Agreement will equal the basis of those assets in the hands of the Company immediately prior to the Reincorporation Merger. The holding period for the transferred assets in the hands of New Trails will include the period during which the assets were held by the Company.

  As of June 30, 1996, the Company had available about $54.5 million in NOLs for federal income tax purposes. Generally, all tax attributes held by the Company will carry over to New Trails. However, Section 382 provides that, following an "ownership change" with respect to a "loss corporation" such as the Company, the amount of post-ownership change annual taxable income of the loss corporation that can be offset by the loss corporation's pre-ownership change NOL carryovers generally cannot exceed an amount equal to the value of the equity of the loss corporation immediately before the ownership change (subject to various adjustments) multiplied by a prescribed long-term tax exempt rate announced monthly by the Service (5.8% for ownership changes occurring during September
1996) (the "Annual Limitation"). If it were to apply, the Annual Limitation could reduce significantly the value of the Company's NOL carryforwards.

  In order to reduce the risk of a subsequent ownership change, the Restated Certificate of Incorporation contains provisions restricting certain transfers of Common Stock that would trigger an ownership change for these purposes. See "Proposal II: The Reincorporation Merger - Transfer Restrictions."

  Exchange of Warrants. In the Reincorporation Merger, holders of warrants to purchase Existing Common Stock will be considered to have exchanged their warrants for federal income tax purposes for similar warrants to purchase New Common Stock. The exchange of warrants will be taxable to the holders of the warrants, and each holder of a warrant will be required to recognize gain or loss based on the difference between (i) such holder's federal income tax basis in the warrants and (ii) the value of the warrants to purchase New Common Stock received by such holder. Any such gain will be long-term capital gain if the warrants have been held for at least one year.

  Exchange of Options. Employees or directors of the Company to whom the Company has granted options to acquire Existing Common Stock will be considered exchanged for federal income tax purposes for replacement options to acquire New Common Stock on the same terms, without recognizing gain or loss.

  This discussion addresses the federal income tax consequences of the Reincorporation Merger to the Stockholders generally, and does not discuss the tax consequences of each Stockholder, which could differ depending on the Stockholder's individual circumstances. As a result, all Stockholders should consult their own tax advisors regarding the tax consequences of the Reincorporation Merger to their particular situations.

Description of New Common Stock

  The authorized capital stock of New Trails is 15,000,000 shares of common stock, par value $.01 per share, and 1,500,000 shares of preferred stock, par value $.01 per share. As of October 7, 1996, the Company had 7,383,276 shares of Existing Common Stock issued and outstanding. In addition, as of such date the Company had outstanding Warrants to purchase 495,005 shares of Existing Common Stock and options under the Plans to purchase 535,000 shares of Existing Common Stock (including options granted September 12, 1996). Subject to Stockholder approval, options to purchase an additional 664,495 shares of Existing Common Stock will be outstanding under the Stock Option Agreement. The Warrants, options and Stock Option Agreement are each subject to certain antidilution provisions. The Delaware Certificate authorizes the Board of Directors to establish the designations, powers, preferences and rights of the preferred stock without further stockholder approval. In the exercise of this authority, the Board of Directors could establish preferences and rights for the preferred stock prior and superior to the rights of the New Common Stock, and it is possible that dividend preferences for the preferred stock could substantially reduce the amount of any future surplus available for payments on the New Common Stock. In addition, if the preferred stock were made convertible into New Common Stock, dilution of the interests of holders of the New Common Stock may result.

  Holders of New Common Stock are entitled to one vote for each share held of record on any matter submitted to a vote at a meeting of the stockholders. Directors are elected by a majority of the votes cast at the election. Generally, any matter submitted for the approval of the stockholders must receive the affirmative vote of the holders of a majority of all the shares represented at a meeting at which a quorum is present. Approval of any amendment to the Delaware Certificate or any merger or consolidation (with certain limited exceptions) or dissolution of New Trails, or any sale, lease, or exchange of all or substantially all of the assets of New Trails, however, requires the affirmative vote of holders of shares representing a majority of the votes entitled to be cast.

  The Delaware Bylaws contain, as do the Nevada Bylaws, a provision establishing an advance notice procedure for stockholders to bring business before the annual meeting of stockholders. Generally, notice of business proposed to be brought before the meeting must be given in writing in the form provided in the Delaware Bylaws to the Secretary of the Company not less than 60 or more than 90 days prior to the date of the annual meeting of stockholders, but if less than 60 days notice of the date of the annual meeting is given to the stockholders, notice of proposed business must be given not later than the tenth day following the day on which the notice of the date of the annual meeting is mailed. At a special meeting of stockholders, only such business as is specified in the notice of such special meeting given by or at the direction of the person or persons calling such meeting is permitted to come before the meeting. The limitations on procedures to bring business before the annual meeting of stockholders do not restrict a stockholder's right to include proposals in proxy material pursuant to rules promulgated under the Exchange Act. The purpose of requiring advance notice is to afford the Board of Directors an opportunity to consider the merits of the business proposed to be brought before the meeting and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders about those matters.

  The Delaware Certificate does not contain a provision permitting cumulative voting for the election of directors. The holders of more than 50% of the New Common Stock voting upon the election of directors, therefore, may be able to elect all of the directors to be elected at a meeting of the stockholders of New Trails. The directors of New Trails are elected annually and serve until their successors are elected and qualified.

  Holders of shares of New Common Stock are entitled to receive dividends when, as, and if the Board of Directors declares such dividends from funds legally available for that purpose. Since inception, the Company has not paid any dividends. Moreover, under the terms of the indenture pursuant to which the Company's PIK Notes were issued (the "PIK Indenture") and the Credit Agreement, both of which will be assumed by New Trails pursuant to the Merger Agreement, the Company may not pay any dividends (other than stock dividends) on the Existing Common Stock, nor purchase, redeem or otherwise acquire or retire for value any Existing Common Stock, until the obligations thereunder are repaid.

  Upon liquidation, the holders of New Common Stock are entitled to share on a pro rata basis in the net assets of New Trails after payment of any and all amounts due to creditors and holders of any preferred stock. The holders of New Common Stock have no preemptive, redemption or conversion rights.

  Upon completion of the Reincorporation Merger, New Common Stock will be tradable without further registration under the Securities Act, except for shares owned by "affiliates" of the Company prior to the Reincorporation Merger, which will be subject to volume and certain other limitations imposed by Rule 145 and certain other rules under the Securities Act. Holders of the Existing Common Stock have publicly traded the Existing Common Stock in the over-the-counter market under the symbol USTQ since 1992. Trading in the Existing Common Stock is light, and an established public trading market for the stock may not exist. In addition, secondary trading in Existing Common Stock is prohibited or restricted in many states. However, the Company has either registered or obtained exemptions to permit secondary trading in the States of Illinois, New York, Utah and Washington. Moreover, other jurisdictions may have statutory exemptions that permit certain institutions to trade the Existing Common Stock. Stockholders are advised to consult their legal counsel should they desire to enter into a transaction involving the New Common Stock in any jurisdiction other than Illinois, New York, Utah, or Washington.

Material Differences Between the Charters and Bylaws of the Company and New
Trails

  Except for the Transfer Restrictions, the Name Change, changes conforming to applicable Delaware law and, if approved by the Stockholders, the Charter Amendments, the provisions of the Delaware Certificate and the Delaware Bylaws will be substantially similar to the provisions of the Nevada Articles and the Nevada Bylaws. The indemnification provisions of the Nevada Articles, with limited changes responsive to the Delaware GCL, have been included in the Delaware Bylaws rather than the Delaware Certificate to facilitate their amendment should applicable Delaware law change in the future.

Material Differences between the Corporation Laws of Delaware and Nevada

  In many respects, the Nevada GCL is substantially similar to the Delaware GCL. Although it is impractical to note all of the differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of the management of the Company, are summarized below. The summary is not intended to be complete and reference should made to the Delaware GCL and the Nevada GCL.

  Removal of Directors. The Company does not, and New Trails will not, have a classified Board of Directors. Under the Nevada GCL, any one or all of the directors of a corporation without a classified board may be removed by the holders of not less than two-thirds of the voting power of a corporation's stock. Under the Delaware GCL, any one or all of the directors of a corporation without a classified board of directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

  Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions permitting a corporation to indemnify its officers, directors, employees and agents, except Nevada permits broader indemnification in connection with stockholder derivative lawsuits.

  The Delaware GCL and Nevada GCL both provide that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. The Delaware GCL and Nevada GCL also provide that the right to indemnification provided by the respective statutory provisions are not exclusive of other rights under other agreements to indemnification or advancement of expenses, provided that applicable standards of the statutes are met.

  The Nevada Articles provide that the Company must indemnify the directors and officers of the Company to the extent permitted under the Nevada GCL. Thus, upon satisfaction of the applicable standard, the Company has no discretion to decide whether or not to indemnify a director or officer. In addition, the Nevada Articles provide that expenses must be advanced upon receipt of an undertaking in appropriate circumstance and, similarly, upon receiving an appropriate undertaking, the Company has no discretion to decide whether or not to advance expenses. The indemnification provisions of the Nevada Articles, with limited changes responsive to the Delaware GCL, have been included in the Delaware Bylaws rather than the Delaware Certificate. Thus, whereas amendment of the indemnification provisions of the Nevada Articles require the consent of the Stockholders, the indemnification provisions of the Delaware Bylaws may be amended by the Board of Directors without the approval of the stockholders of New Trails, although the stockholders of New Trails also have authority to amend the Delaware Bylaws.

  Additionally, the Company has established the Indemnification Trusts to fund the Company's indemnification obligations. The Company will seek to amend the Indemnification Trusts to the extent necessary to reflect the change to the Delaware GCL.

  Limitation on Personal Liability of Directors and Officers. Delaware corporations are permitted to adopt charter provisions eliminating the liability of a director to a corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Nevada GCL has a similar provision. However, the Nevada provision applies to both directors and officers and, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty, except where such a breach would also be a breach of a standard for which liability may not be limited.

  The Delaware Certificate, like the Nevada Articles, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

  Dividends. The Company is prohibited from paying dividends under the PIK Indenture and the Credit Agreement, and neither the Company nor New Trails currently intends to pay dividends or make any other distributions on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada GCL with respect to amounts available for dividends or other distributions could affect future dividends or other distributions, if any are declared. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides, with limited exceptions, that a corporation may redeem or repurchase its shares only out of surplus. The Nevada GCL provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

  Restrictions on Business Combinations/Corporation Control. Both the Delaware GCL and the Nevada GCL contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. On the Effective Date, New Trails will not be subject to the provisions of
Section 203 of the Delaware GCL by reason of its terms. In general, Section 203 provides that a Delaware corporation may not for a period of three years after a person becomes an "interested stockholder" (defined generally as a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of a corporation's outstanding voting stock) engage in any of a broad range of business combinations with a person of affiliate or associate of such person who is such "interested stockholder" unless: (a) the transaction resulting in a person's becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder, (b) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder or (c) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting of stockholders, excluding shares owned by the interested stockholder. "Business combination" as defined in Section 203, may include the issuance by a corporation of its capital stock. Stockholders that beneficially receive 15% or more of the New Common Stock pursuant to the Merger Agreement will not be subject to the provisions of Section 203 should they become applicable to New Trails, and as a consequence business combinations with such Stockholders will not be limited by Section 203. Certain of such Stockholders also hold a substantial amount of the Company's outstanding PIK Notes. See "Security Ownership" and "Certain Transactions." The Company has no current intention of effecting any transaction that would be subject to Section 203 were it applicable.

  Under the provisions of Nevada GCL, to which the Company is subject, except under certain circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a period of three years following the date such stockholder became an interested stockholder and thereafter only if certain conditions are met. Restrictions also apply with respect to business combinations after such three-year period. The Nevada GCL defines an interested stockholder, generally, as a person who owns 10% or more of the outstanding shares of the corporation's voting stock. Stockholders that as of September 27, 1996 beneficially owned 10% or more of the Existing Common Stock are not subject to such restrictions because the Board of Directors approved their acquisition of Existing Common Stock prior to the time they became interested stockholders. See "Security Ownership" and "Certain Transactions."

  Additionally, the Nevada GCL provides that if a corporation has more than 100 stockholders of record in Nevada, which the Company does not, the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person" is generally disallowed unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired.

  The Nevada GCL, unlike the Delaware GCL, also expressly permits directors to consider interests other than those of the stockholders of the corporation, including the interests of employees, suppliers, creditors, customers, the national and state economies, and the interests of the community to resist a change or potential change in control of the corporation.

Conversion of Securities in the Reincorporation Merger

  Each share of Existing Common Stock outstanding immediately prior to the Reincorporation Merger will be converted, by reason of the Reincorporation Merger, pursuant to the Merger Agreement and without any action by the holder thereof, into the right to receive one share of New Common Stock. The relative powers, designations, preferences, rights and qualifications of the New Common Stock, as in effect immediately prior to the Reincorporation Merger, will be substantially equivalent in all material respects to the Existing Common Stock so converted, except that the New Common Stock will be subject to the Transfer Restrictions. See "Description of New Common Stock" above.

Conditions to Consummation of the Reincorporation Merger

  Consummation of the Reincorporation Merger is subject to Stockholder approval and receipt of all material orders, consents or approvals, governmental or otherwise, that may be required or advisable. The Company and New Trails believe that no material federal or state regulatory approvals are necessary other than registrations in connection with securities laws. Consummation is also conditioned upon the right to dissent being asserted with respect to no more than 1% of the Existing Common Stock. The Merger Agreement provides that the Company and New Trails may, in their discretion, waive any conditions without further Stockholder approval.

Pro Forma and Comparative Financial Statements

  Pro forma and comparative financial information regarding New Trails and its consolidated subsidiaries giving effect to the Reincorporation Merger have not been included herein because immediately following the consummation of the Reincorporation Merger, the consolidated financial statements of New Trails will be the same as the consolidated financial statements of the Company immediately prior to the Reincorporation Merger. Similarly, no selected historical pro forma and other financial data have been included because the Reincorporation Merger will have no effect on the Company's historical financial statements.

Right to Dissent

  Under the Nevada GCL, in connection with the Reincorporation Merger, a Stockholder will be entitled to dissent from the Reincorporation Merger and obtain payment of the fair value of his shares under Nevada Revised Statutes 92A.300 to 92A.500, inclusive (the "Nevada Statute"). A copy of the Nevada Statute is set forth in Annex E. The statutory right to obtain fair value is subject to strict compliance by a Stockholder with the procedures set forth in the Nevada Statute and described below. Failure to follow any of these procedures may result in a termination or waiver of the right to dissent and obtain payment of the fair value of the stockholder's shares of Existing Common Stock. It is a condition to the consummation of the Reincorporation Merger that holders of no more than 1% of the Existing Common Stock assert the right to dissent.

  A Stockholder of record may assert dissenters rights as to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters rights. The rights of a partial dissenter are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. A beneficial stockholder of Existing Common Stock may assert dissenters rights as to shares held on his behalf only if he submits to the Company the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenters rights and he does so with respect to all shares of which he is the beneficial stockholder or over which he has the power to direct the vote. A "beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

  A Stockholder who wishes to assert dissenters rights must deliver to the Company, before the Annual Meeting, written notice of his intent to demand payment for his shares of Existing Common Stock if the Reincorporation Merger is effectuated and must not vote his shares of Existing Common Stock in favor of the Reincorporation Merger. A Stockholder who does not satisfy such requirements is not entitled to payment for his shares under the Nevada Statute.

  If the Reincorporation Merger is approved at the Annual Meeting, New Trails will, no later than 10 days after the Effective Date, deliver a written dissenters notice to all Stockholders who satisfied the requirements to assert those rights. The dissenters notice will (i) state where the demand for payment must be sent, (ii) where and when certificates for shares must be deposited,
(iii) supply a form for demanding payment that includes the date of the first announcement of the terms of the Reincorporation Merger and requiring the person asserting dissenters rights to certify whether or not he acquired beneficial ownership of the shares before that date and (iv) set a date by which New Trails must receive the demand for payment, which will not be less than 30 nor more than 60 days after the date the notice is delivered.

  A Stockholder to whom a dissenters notice is sent must demand payment, certify whether he acquired beneficial ownership of the shares before the date set forth in the dissenters notice for this certification and deposit his certificates in accordance with the terms of the notice. A Stockholder who does not demand payment or deposit his certificates where required by the date set forth in the dissenters notice is not entitled to payment for his shares under the Nevada Statute.

  Within 30 days after receipt of a demand for payment, New Trails will pay each dissenter who complied with the Nevada Statute the amount New Trails estimates to be the fair value of his shares, plus accrued interest from the Effective Date at the average rate paid by New Trails on its principal bank loans, or if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. The payment must be accompanied by the financial statements of New Trails and a statement of the estimate of fair value of the shares, together with an explanation of how the interest was calculated. The dissenter may notify New Trails in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate less any payment received from New Trails if he believes that the amount paid is less than the fair value of his shares or that the interest due is incorrectly calculated.

  New Trails may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters notice as the date of first announcement of the Reincorporation Merger. To the extent New Trails elects to withhold payment, after the Effective Date it will estimate the fair value of the shares plus accrued interest and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. New Trails will send with its offer a statement of its estimate of the fair value of the shares and an explanation of how the interest was calculated. The dissenter may reject the offer and demand payment of the fair value of his shares and interest due if he believes that the amount offered is less than the fair value or that the interest due is incorrectly calculated.

  If a demand for payment remains unsettled, New Trails will commence a proceeding in the district court of the county in Nevada where the Company's registered office was located within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If New Trails does not commence the proceeding within the 60 day period, it will pay each dissenter whose demand remains unsettled the amount demanded.

Exchange of Certificates

  As soon as practicable after the Effective Date, New Trails will furnish a letter of transmittal to stockholders for use in exchanging their stock certificates (each a "Letter of Transmittal"), which will contain instructions with respect to the surrender of Existing Common Stock certificates and the distribution of New Common Stock certificates. The Company's stockholders should not send in certificates until they receive the Letter of Transmittal. The Company's stockholders who fail to exchange their Existing Common Stock certificates on or after the Effective Date by surrendering such certificates, together with a properly completed Letter of Transmittal, to the agent designated by the Company and New Trails (the "Exchange Agent") will not receive their New Common Stock until such time as their Existing Common Stock certificates are later surrendered to the Exchange Agent for transfer, accompanied by such instruments of transfer and supporting evidence as New Trails may reasonably require. Any dividends declared or distributions made on shares of New Common Stock which such holders have a right to receive will be retained by New Trails until such holders surrender their Existing Common Stock certificates in exchange for New Common Stock certificates or until paid to a public official pursuant to applicable abandoned property, escheat or similar laws. No interest will accrue or be payable with respect to any dividends or distributions retained on unissued New Common Stock certificates.

  On the Effective Date, holders of certificates representing Existing Common Stock will cease to have any rights with respect to such shares, and each such certificate will be deemed for all corporate purposes to evidence only the right to receive shares of New Common Stock for which such shares may be exchanged. The stock transfer books of the Company will be closed at the close of business on the business day immediately preceding the Effective Date, and the holders of record of Existing Common Stock as of the Effective Date will be the stockholders entitled to exchange their shares of Existing Common Stock for shares of New Common Stock as provided in the Merger Agreement. No transfer or assignment of any shares of Existing Common Stock will take place after the Effective Date until the certificates for such shares are exchanged pursuant to the Merger Agreement. In the event of a transfer of ownership of any such shares which is not registered in the stock transfer records of the Company, no shares of New Common Stock exchangeable for such shares will be issued to the transferee until the certificate or certificates representing such transferred shares are delivered to the Exchange Agent, together with all documents required to evidence and effect such transfer. In addition, it will be a condition to the issuance of any certificate for any shares of New Common Stock in a name other than the name in which the surrendered Existing Common Stock is registered that the person requesting the issuance of such certificate either pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of a certificate of New Common Stock in a name other than the registered holder of the certificate surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

  In no event will the Exchange Agent, the Company or New Trails be liable to any holder of Existing Common Stock for shares of New Common Stock, or dividends or distributions thereon, delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law. All shares of New Common Stock issued upon the surrender of shares of Existing Common Stock shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Existing Common Stock.

                        PROPOSAL III: CHARTER AMENDMENTS

  At the Annual Meeting, the Stockholders are being asked to approve the Charter Amendments. The Charter Amendments are intended to eliminate certain provisions that were imposed in connection with the Company's reorganization under Chapter 11 of the United States Bankruptcy Code in 1991 and the issuance of the Secured Notes which have now been retired. The Board of Directors believes that the Charter Amendments will provide additional flexibility to pursue business and financial opportunities in the future, although no transactions that would be affected by the existing provisions are currently contemplated. Subject to Stockholder approval, the Charter Amendments will be reflected in the Delaware Certificate of New Trails or, if the Reincorporation Merger is not approved, the Charter Amendments will be effected by an amendment to the Nevada Articles.

  The Charter Amendments must be approved by the affirmative vote of holders of 66-2/3% of the issued and outstanding Existing Common Stock.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Limitations on Rights of Capital Stock

  The Nevada Articles prohibit the issuance of non-voting capital stock, or, prior to July 15, 1998, preferred stock with voting rights other than as required by the Nevada GCL or any right to preferential payment in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company which exceeds the cash or the value of property actually received (as determined in good faith by the Board of Directors) in consideration of the issuance of such shares of preferred stock. The Board of Directors is currently authorized to establish the other designations, powers, preferences and rights of preferred stock without a stockholder vote.

  Elimination of these restrictions would permit the Board of Directors to issue preferred stock, without any additional authorization by the stockholders, with such voting rights designated by the Board of Directors. Elimination of these restrictions would also permit the Company to issue non-voting common stock, but only if authorized by an additional charter amendment approved by a majority of the outstanding capital stock entitled to vote thereon.

  The Company has no current plans to issue any additional shares of capital stock that would be affected by the provisions eliminated by the Charter Amendments. However, the Board of Directors believes that it is in the best interests of the Company to provide flexibility to respond to the capital needs of the Company as they arise and therefore to remove restrictions that have served their function and are no longer necessary.

SUPERMAJORITY VOTING PROVISIONS

  The Nevada Articles require the affirmative vote of 66-2/3% of the issued and outstanding shares of Existing Common Stock (A) to authorize (i) a purchase of any equity security of the Company by the Company or any subsidiary of the Company, (ii) a tender offer or request or invitation for tenders for any equity security of the Company made by the Company or any subsidiary of the Company; or
(iii) a merger, consolidation, reclassification, recapitalization, reorganization or similar corporate transaction of the Company or between the Company or any subsidiary of the Company and any affiliate of the Company (except for any such transaction consummated in connection with a bankruptcy or reorganization under Title 11 of the United States Code), in each case if such transaction constitutes or is part of a series of transactions which constitute a "Rule 13e-3 transaction," as defined in the Exchange Act, with certain exceptions or (B) a merger or consolidation transaction to which the Company is a party and as a result of which stockholders of the Company do not have the right immediately after the consummation of such transaction to remain as stockholders of the surviving corporation. Additionally, with certain exceptions, the authorization and approval of two-thirds of the members of the whole Board of Directors is required prior to the issuance or sale of any shares of capital stock of the Company for consideration less than the fair market value of such shares at the time of issuance. The affirmative vote of 66-2/3% of the issued and outstanding shares of Existing Common Stock is also required to authorize amendments to these provisions (and the above described provision) of the Nevada Articles. If approved by the Stockholders, these supermajority voting provisions would be eliminated and the vote required to effect such actions would be the vote required under the Delaware GCL, generally a majority of the stock entitled to vote or a majority of the Board of Directors.

  The Company does not currently intend to enter into any transactions that would have been subject to the supermajority voting requirements proposed to be eliminated by the Charter Amendments. However, the Board of Directors believes that these supermajority voting provisions could reduce the Company's flexibility in structuring transactions or responding to business opportunities in the future. The elimination of the supermajority provisions may increase the effective control of the Company's principal stockholders with respect to such matters. See "Security Ownership - Security Ownership of Certain Beneficial Owners."

                      PROPOSAL IV: STOCK OPTION AGREEMENT

  At the Annual Meeting, the Stockholders will be asked to approve the Stock Option Agreement. Consummation of the Restructuring would have adversely affected the compensation arrangements entered into between the Company and Mr. Shaw at the time Mr. Shaw joined the Company in May 1995. These arrangements provided him with a one-time bonus which had accrued to $1,270,589 prior to the Restructuring and was then 75% vested. In these circumstances, Mr. Shaw elected to receive his bonus, the bonus amount was fixed at the accrued amount, the vested portion was paid to him, and in order to retain Mr. Shaw's services and to provide an incentive to Mr. Shaw, the Special Committee of the Board of Directors, at a meeting of the full Board of Directors, authorized a grant, in the event the Restructuring was consummated and subject to stockholder approval, of options to purchase shares of Existing Common Stock representing 9% of the outstanding Existing Common Stock immediately after the Restructuring. The exercise price authorized for the options was the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the date the Restructuring was consummated, but in any event no less than $0.50 per share or more than $1.00 per share.

  The Stock Option Agreement must be approved by the affirmative vote of holders of a majority of the issued and outstanding shares of Existing Common Stock represented in person or by proxy.

          The Board Of Directors Recommends A Vote For This Proposal.

Terms of the Stock Option Agreement

  On September 12, 1996, the Special Committee of the Board of Directors approved the form of Stock Option Agreement, in the form set forth as Annex D, which evidences the grant to Mr. Shaw, subject to Stockholder approval within 12 months of the August 1, 1996 date of grant, of the option to purchase 664,495 shares of Existing Common Stock at $0.69 per share. Such exercise price is the average closing bid quotation for the Existing Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets for the ten business days immediately following the date the Restructuring was consummated and, in the judgment of the Special Committee and the Board of Directors, reflects the fair market value of the Existing Common Stock as of the date the Restructuring was consummated in view of the fact that the Existing Common Stock is lightly traded. Options to purchase 144,927 shares of Existing Common Stock are intended to be eligible for treatment as incentive stock options under Section 422 of the Code ("ISOs") and the remaining options are non-qualified options for such purposes. The Company intends to file a Registration Statement on Form S-8 with respect to the shares issuable under the Stock Option Agreement.

  Subject to Stockholder approval, the options granted to Mr. Shaw will be exercisable immediately, in full or in part, for a term of ten years, while Mr. Shaw is in the employ of the Company and for a 90-day period thereafter except in the event of the termination of Mr. Shaw's employment due to death or permanent disability, in which case the options will be exercisable for one year thereafter, or for "cause," in which case the options will terminate immediately. However, Mr. Shaw will not be permitted to exercise the options if, and to the extent that, such exercise would cause an increase in the amount of Ownership Change. In the event options would otherwise expire at a time Mr. Shaw is not permitted to exercise all or a portion of the options because to do so would increase the amount of Ownership Change (the "Exercise Restriction"), generally the term of the options will be extended with respect to that portion of the options which would cause an increase in order to ensure that Mr. Shaw will have at least a 90-day period after such limitations cease within which to exercise such options. However, solely with respect to that portion of the options intended to be incentive stock options, the Exercise Restrictions will not apply during the last 90 days of the ten year term, and, if unexercised at the end of such ten year term, such options will expire. Neither the options, nor any interest therein, may be assigned or transferred except by will or the laws of descent and distribution.

  The exercise price is payable in cash, except that with the prior approval of the committees administering the Stock Option Agreement, the exercise price may instead be paid in whole or in part by the delivery to the Company of a certificate or certificates representing shares of Existing Common Stock, provided that the Company is not then prohibited by the terms of any contractual obligation or legal restriction from purchasing or acquiring such shares of Existing Common Stock.

Market Value

  On September 27, 1996, the closing bid quotation per share of Existing Common Stock was $1.00, and the aggregate market value of the Existing Common Stock underlying the options, based upon such quotation, was $664,495. The foregoing Existing Common Stock bid quotation is as quoted through the NASD OTC Bulletin Board and the National Quotation Bureau's Pink Sheets. Such quotation reflects inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

Federal Tax Treatment

  The following is a brief discussion of the federal income tax treatment that will generally apply with respect to the options granted pursuant to the Stock Option Agreement. This discussion is based upon the federal income tax laws in effect on the date hereof.

  ISOs. Generally, Mr. Shaw will not be taxed and the Company will not be entitled to a deduction on the grant or the exercise of ISOs. An exception exists if Mr. Shaw disposes of the shares acquired upon the exercise of the ISOs within: (i) one year after the date that the Company issues the shares pursuant to the exercise of such ISOs or (ii) two years after the date that the Company granted the ISOs. In such a case, Mr. Shaw will recognize ordinary income in an amount equal to the excess of the lesser of the amount realized on the date of sale or the fair market value on the date of exercise over the exercise price, with any remaining gain being capital gain. The Company will then be entitled to a deduction in an amount equal to the amount of ordinary income that Mr. Shaw recognizes.

  If Mr. Shaw does not sell the shares received upon the exercise of the ISOs within the above described time limits, Mr. Shaw will not recognize any ordinary income upon any subsequent sale of the shares. Mr. Shaw will instead recognize capital gain or loss in an amount equal to the difference between the amount realized on the sale and the exercise price, provided that the shares constitute capital assets to Mr. Shaw. The Company will not be entitled to any deduction in this event.

  Exercise of ISOs may result in alternative minimum tax liability for Mr. Shaw.

  Non-Qualified Options. Generally, the grant of non-qualified options will not be a taxable event to Mr. Shaw. Upon exercise of the non-qualified options, Mr. Shaw will generally recognize ordinary income in an amount equal to the excess of the then fair market value of the shares acquired upon exercise over the exercise price. The Company will generally be entitled to a deduction equal to such amount. Upon the later disposition of the shares, appreciation or depreciation after the date of exercise will be a capital gain or loss, respectively, provided that the shares constitute capital assets to Mr. Shaw.

  Use of Shares as Consideration. Special rules will apply if Mr. Shaw pays the exercise or purchase price by delivering previously owned shares or other property or by reducing the number of shares otherwise issuable pursuant to any options. The surrender or withholding of such shares or other property may cause Mr. Shaw to recognize gain with respect thereto. Such gain will be taxable as ordinary income if the shares surrendered or withheld were acquired upon the exercise of ISOs and the surrender occurs within one year after the exercise or two years after the date of grant of the ISOs. In addition, Mr. Shaw will recognize income with respect to the withheld shares equal to the difference between the then fair market value of the shares and the exercise price or basis thereof.

  Deduction Limit. Under Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). The Stock Option Agreement is intended to conform to the performance-based exception under Section 162(m).

  Withholding Requirements. In connection with the options granted pursuant to the Stock Option Agreement, the Company must withhold federal taxes with respect to any ordinary income that Mr. Shaw recognizes in connection with such options. The Company may also have to withhold state and local taxes with respect thereto. Mr. Shaw must pay such withholding liability to the Company. With the prior consent of the committees administering the Stock Option Agreement, Mr. Shaw may be allowed to deliver to the Company shares of Existing Common Stock in the amount of such withholding liability.

                                  PROPOSAL V:
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Audit Committee and the Board of Directors have selected Arthur Andersen as the Company's independent certified public accountants for the fiscal year ending June 30, 1997, subject to the Stockholders ratifying such selection at the Annual Meeting. Arthur Andersen previously audited the accounts of the Company for fiscal 1996, 1995, 1994, and 1993, and for the twelve months ended June 30, 1992. Representatives of Arthur Andersen will be present at the Annual Meeting and may make a statement thereat if they desire. These representatives will also be available to respond to appropriate questions from the Stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

  Audit services of Arthur Andersen for fiscal 1996 included the examination of the consolidated financial statements of the Company and its subsidiaries and services related to filings with the Commission. The Audit Committee meets with Arthur Andersen on an annual basis at which time the Audit Committee reviews both audit and non-audit services performed by Arthur Andersen for the preceding year as well as the fees charged by Arthur Andersen for such services. Non-audit services are approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditor's independence.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than 10% of the shares of Existing Common Stock to file with the Commission initial reports of Common Stock ownership and reports of changes in ownership therein. Directors, executive officers, and greater than 10% shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon of a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended June 30, 1996, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers, and greater than 10% shareholders were complied with except the initial report with respect to Mr. Leopold which was filed late. Under the
Section 16(a) rules, transactions which are exempt by SEC rule from Section 16(b), (i.e., transactions which are not matchable "purchases" or "sales" under the short-swing profit rule) may be reported on a deferred basis. For example, grants of stock options may be reported at year-end. The year-end reports covering grants of options to Messrs. Jaccard, Kovacs, Leopold, Mathis, Nelson and White were filed late.

                               CERTAIN TRANSACTIONS

  Under the terms of the Restructuring, the Company offered certain holders of the Secured Notes the opportunity to exchange the Secured Notes held by them in a private exchange offer for, in each case per $1,000 in principal amount of Secured Notes, $400 in cash, $492 in principal amount of newly issued PIK Notes and 45 shares of Existing Common Stock, plus accrued interest. See "Introduction - Matters of Special Importance." The Restructuring was proposed by the Company after discussions with a committee of holders of Secured Notes (the "Steering Committee"), CM Strategic and the Company's financial advisors. The Special Committee of the Board of Directors was advised by an investment banking firm that the Restructuring was fair from a financial point of view to the holders of Existing Common Stock.

  Certain significant stockholders of the Company participated in the exchange offer. Mr. Boas, also a director of the Company, Robert C. Ruocco and Martin J. Whitman are general partners of CM Management. CM Management is the general partner of each of CM Strategic and CM Strategic II. Messrs. Boas, Ruocco and Whitman, CM Management, CM Strategic and CM Strategic II are each deemed to beneficially own greater than 5% of the Existing Common Stock. See "Security Ownership - Security Ownership of Certain Beneficial Owners." CM Strategic exchanged $12,979,000 in principal amount of Secured Notes and CM Strategic II exchanged $5,827,000 in principal amount of Secured Notes. In addition, Messrs. Boas, Ruocco and Whitman are executive officers of an investment management company which (i) manages multiple funds that exchanged $1,680,000 in principal amount of Secured Notes and (ii) exercises investment discretion over advisory accounts that exchanged $1,373,000 in principal amount of Secured Notes. In addition, (i) Mr. Boas and certain trusts of which he is co-trustee exchanged $187,000 in principal amount of Secured Notes; (ii) Mr. Ruocco exchanged $10,000 in principal amount of Secured Notes, (iii) a registered investment company whose investment advisor is affiliated with Mr. Whitman exchanged $2,891,000 in principal amount of Secured Notes; and (iv) Mr. Whitman and MJ Whitman & Co., in which Mr. Whitman is a principal stockholder, exchanged $1,177,000 in principal amount of Secured Notes. In the aggregate, these persons exchanged $26,124,000 principal amount of Secured Notes for $10,449,600 in cash, $12,853,000 principal amount of PIK Notes and 1,175,580 shares of Existing Common Stock, plus accrued interest.

  SC Fundamental was a member of the Steering Committee. Peter M. Collery and Gary N. Siegler are controlling stockholders, directors and executive officers of SC Fundamental and BVI. SC Fundamental is the general partner of the Fund. Messrs. Collery and Siegler, SC Fundamental and the Fund are each deemed to beneficially own greater than 5% of the Existing Common Stock. See "Security Ownership - Security Ownership of Certain Beneficial Owners." The Fund exchanged an aggregate of $14,491,000 in principal amount of Secured Notes. In addition, SC Fundamental Value Fund BVI Ltd., a foreign company of which BVI is the managing partner of the investment manager and which is principally engaged in the business of investing in securities, exchanged an aggregate of $5,172,000 in principal amount of Secured Notes, and SC Fundamental Value Fund LP BVI Ltd., a company engaged in the business of investing in securities and which has its principal place of business in the Cayman Islands, exchanged an aggregate of $1,270,000 in principal amount of Secured Notes. In the aggregate, these persons exchanged $19,663,000 principal amount of Secured Notes for $7,865,200 in cash, $9,674,000 principal amount of PIK Notes and 884,835 shares of Existing Common Stock, plus accrued interest.

  The Company agreed at the time of the Restructuring to file a shelf registration statement with respect to the resale by the Exchanging Noteholders of the Existing Common Stock and PIK Notes received by the Exchanging Noteholders in the Restructuring.

  For consulting services with respect to the Company's marketing and sales operations from May 1994 to September 1995, Sherbrooke Associates, Inc. was paid $894,600 by the Company. Mr. Leopold is a senior partner of such consulting firm but was not a director of the Company while such services were being performed.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

  The Company's 1997 Annual Meeting is scheduled to be held on November 20, 1997. To be considered for inclusion in the Company's proxy statement for that meeting, stockholder proposals should have been received at the Company's principal executive offices no later than May 13, 1997.

                           INCORPORATION BY REFERENCE

  With respect to the Registration Statement and any past or future filings with the Commission into which this Proxy Statement/Prospectus is incorporated by reference, the material under the headings "Report Of The Compensation Committee" and "Performance Graph" shall nevertheless not be deemed as filed or so incorporated.

                                   FORM 10-K

  The Company is sending to each Stockholder a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 1996, which the Company has filed with the Commission. Upon request, the Company will send to any Stockholder an additional copy of the Annual Report on Form 10-K. In addition, the Company will furnish to any Stockholder copies of any exhibits thereto if such Stockholder reimburses the Company for its costs in furnishing such exhibits.

                                 LEGAL MATTERS

  The validity of the shares of New Common Stock to be issued in the Reincorporation Merger will be passed upon for the Company by Gibson, Dunn & Crutcher LLP, Dallas, Texas.

                           By Order of the Board of Directors


                           /s/ Walter B. Jaccard
                           --------------------------------------
                           Walter B. Jaccard
                           Vice President, General Counsel and
                           Secretary
Dallas, Texas
October 7, 1996

                                                                         ANNEX A

                           AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (this "Agreement"), dated as of October 1, 1996, is between USTrails Inc., a Nevada corporation (the "Company"), with its principal place of business at 2711 Lyndon B. Johnson Freeway, Suite 200, Dallas, Texas, 75234, and New Thousand Trails, Inc., a Delaware corporation (the "Subsidiary," and together with the Company, the "Constituent Corporations"), with its principal place of business at 2711 Lyndon B. Johnson Freeway, Suite 200, Dallas, Texas 75234.

          WHEREAS, the respective boards of directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that the Company merge with and into the Subsidiary upon the terms and conditions provided herein;

          NOW, THEREFORE, in consideration of the foregoing and the agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                  ARTICLE 1.

                                  THE MERGER
                                  ----------

1.1.  The Merger.  At the Effective Time (as hereafter defined), the Company
      ----------
shall merge with and into the Subsidiary (the "Merger") and the Subsidiary shall be the surviving corporation (the "Surviving Corporation") and the separate existence of the Company shall cease.

1.2.  SUCCESSION.  At the Effective Time, the Surviving Corporation shall
      ----------
possess all the rights, privileges, powers, immunities and franchises, and shall be subject to all the restrictions, disabilities and duties of the Constituent Corporations, and all the property, real, personal and mixed of the Constituent Corporations, and all debts due to any of the Constituent Corporations shall be vested in the Surviving Corporation without the necessity for any separate transfer. The Surviving Corporation shall thereafter be responsible and liable for all debts, liabilities and duties of the Constituent Corporations, and neither the rights of creditors nor any liens on the property of the Constituent Corporations shall be impaired by the Merger.

1.3.  COMMON STOCK OF THE COMPANY AND THE SUBSIDIARY.  Subject to Section 1.4,
      ----------------------------------------------
at the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of common stock, $.01 par value, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time shall be changed and converted into and become one fully paid and nonassessable share of the common stock; $.01 par value, of the Subsidiary ("Subsidiary Common Stock") and (ii) each share of common stock of the Subsidiary issued and outstanding immediately prior to the Effective Time shall be canceled and returned to the status of authorized but unissued shares, without the payment of consideration therefor.

1.4.  RIGHT TO DISSENT.  Notwithstanding anything in this Agreement to the
      ----------------
contrary, shares, if any, of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by a stockholder who has delivered to the Company, before the vote of the stockholders of the Company with respect to the Merger is taken, written notice of his intent to demand payment for his shares if the Merger is effectuated and has not voted his shares in favor of the Merger in the manner provided by Nevada Revised Statute 92A.300 to 92A.500 ("Dissenting Shares") shall not be converted into Subsidiary Common Stock, but the holders of the Dissenting Shares shall be entitled to obtain the fair value of such shares in accordance with Nevada Revised Statute 92A.300 to 92A.500 unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to dissent and payment under the Nevada General Corporation Law. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his shares of Company Common Stock shall thereupon be deemed to have been converted, at the Effective Time, into shares of Subsidiary Common Stock.

1.5.  Exchange of Stock Certificates.
      ------------------------------
      (a) At or prior to the Effective Time, the Subsidiary shall appoint a bank or trust company selected by the Subsidiary as exchange agent ("Exchange Agent") for the purpose of facilitating the exchange of certificates representing shares of Company Common Stock ("Company Certificates") for certificates representing shares of Subsidiary Common Stock ("Subsidiary Certificates").

      (b) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Company Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon delivery of the Company Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Company Certificates in exchange for Subsidiary Certificates. Upon proper surrender of a Company Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Company Certificate shall be entitled to receive in exchange therefor a Subsidiary Certificate representing a number of shares of Subsidiary Common Stock equal to the number of shares of Company Common Stock represented by the surrendered Company Certificate.

      (c) No dividends or other distributions declared after the Effective Time with respect to Subsidiary Common Stock shall be paid to the holder of any unsurrendered Company Certificate until the holder thereof shall surrender such Company Certificate in accordance with paragraph (b). After the surrender of a Company Certificate in accordance with paragraph (b), the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Subsidiary Common Stock represented by such Company Certificate. Notwithstanding the foregoing, none of Subsidiary, the Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

      (d) If any Subsidiary Certificate is to be issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Company Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a Subsidiary Certificate in any name other than that of the registered holder of the Company Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

      (e) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Certificates representing such shares are presented for transfer, no transfer shall be effected on the stock transfer books of Subsidiary with respect to such shares and no Subsidiary Certificate shall be issued representing the shares of Subsidiary Common Stock exchangeable for such shares of Company Common Stock unless and until such Company Certificate is delivered to the Exchange Agent together with properly completed and duly executed copies of all documents required by paragraph (b) (or such other documents as are satisfactory to Subsidiary and the Exchange Agent in their sole discretion).

      (f) In the event any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Certificate to be lost, stolen or destroyed and, if required by Subsidiary, the posting by such person of a bond in such amount as Subsidiary may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Company Certificate, a Subsidiary Certificate representing the shares of Subsidiary Common Stock deliverable in respect of such Company Certificate pursuant to this Agreement.

1.6.  OPTIONS.  At the Effective Time, the Surviving Corporation will assume the
      -------
obligations and succeed to the rights of the Company under the Company's 1991 Employee Stock Option Plan, 1993 Stock Option Plan and 1993 Director Stock Option Plan and the Stock Option Agreement dated as of August 1, 1996 between the Company and William J. Shaw (the "Plans"). At the Effective Time, by virtue of the Merger, each outstanding and unexercised portions of all options to purchase shares of Company Common Stock outstanding under the Plans shall become options to purchase the same number of shares of Subsidiary Common Stock with no other changes in the terms and conditions of such options, including exercise prices.

1.7.  WARRANTS.  At the Effective Time, the Surviving Corporation will, without
      --------
further action, assume the obligations and succeed to the rights of the Company under all outstanding warrants to purchase shares of Company Common Stock granted by the Company (the "Warrants"). At the Effective Time by virtue of the Merger, each Warrant to purchase Company Common Stock shall become a warrant to purchase the same number of shares of Subsidiary Common Stock with no other changes in the terms and conditions of such Warrants, including exercise prices.

1.8.  ACTS, PLANS, POLICIES, AGREEMENTS, ETC.  All corporate acts, plans,
      --------------------------------------
policies, agreements, arrangements, approvals, and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Company.

                                  ARTICLE 2.

                                EFFECTIVE TIME
                                --------------

2.1.  STOCKHOLDER APPROVAL.  Subsequent to the execution of this Agreement, each
      --------------------
of the Constituent Corporations shall submit this Agreement to their respective stockholders for approval pursuant to the applicable provisions of the General Corporation Law of the State of Nevada and the General Corporation Law of the State of Delaware. The Company covenants and agrees that it will, as sole stockholder of Subsidiary, vote the Subsidiary Common Stock owned by it to approve this Agreement as provided by law.

2.2.  EFFECTIVE TIME.  Following approval of this Agreement in accordance with
      --------------
Section 2.1 above, and provided that:

      (a) the conditions specified in Section 5.1 hereof have been fulfilled or waived, and

      (b)  this Agreement has not been terminated and abandoned pursuant to
Section 5.4 hereof;

the Subsidiary shall cause a Certificate of Ownership and Merger to be executed, acknowledged and filed with the Secretary of State of Delaware in accordance with the Delaware General Corporation Law and shall cause Articles of Merger to be executed, acknowledged and filed with the Secretary of State of Nevada in accordance with the Nevada General Corporation Law.

2.3.  EFFECTIVE TIME.  The "Effective Time" shall be the later of the time a
      --------------
Certificate of Ownership and Merger is filed with the Delaware Secretary of State or the time Articles of Merger are filed with the Nevada Secretary of State.

                                  ARTICLE 3.

                           COVENANTS AND AGREEMENTS
                           ------------------------

3.1.  ASSUMPTION BY SUBSIDIARY.  Subsidiary covenants and agrees that as the
      ------------------------
Surviving Corporation, it shall be liable for all the obligations of the Constituent Corporations outstanding as of the Effective Time and hereby expressly assume all such obligations as of the Effective Time.

                                  ARTICLE 4.

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
                   -----------------------------------------

4.1.  CERTIFICATE OF INCORPORATION.  The Certificate of Incorporation of the
      ----------------------------
Subsidiary as constituted at the Effective Time shall thereafter be the Certificate of Incorporation of the Surviving Corporation until such time as it shall be amended as provided by law. At the Effective Time and by virtue of the Merger, the certificate of the Subsidiary shall be amended and restated to read in full as set forth in Exhibit A hereto, which is incorporated herein by reference.

4.2.  BYLAWS.  The bylaws of the Subsidiary shall be the bylaws of the Surviving
      ------
Corporation, subject to alteration, amendment or repeal from time to time by the Board of Directors or the stockholders of the Surviving Corporation.

4.3.  DIRECTORS AND OFFICERS.  From and after the Effective Time, the Board of
      ----------------------
Directors of the Surviving Corporation will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company. From and after the Effective Time, individuals serving as officers of the Company immediately prior to the Merger will serve as officers of the Surviving Corporation, holding the same titles and positions which such officers held at the Company upon the effectiveness of the Merger.

                                  ARTICLE 5.

                                 MISCELLANEOUS
                                 -------------

5.1.  CONDITIONS.  The respective obligations of the Constituent Corporations to
      ----------
consummate the Merger are subject to the following conditions, each of which (other than paragraph (c)) may be waived by the Constituent Corporations:

      (a) All material third party consents which are required in order to consummate the Merger and to effectuate the contemplated transactions incidental or related thereto shall have been obtained;

      (b) Holders of no more than 1% of the Company Common Stock shall have asserted the right to dissent with respect to the Merger in accordance with the Nevada General Corporation Law; and

      (c) Each of the Constituent Corporations shall have received the approval of its stockholders.

5.2.  FURTHER ASSURANCES.  From time to time, and when required by the
      ------------------
Subsidiary or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to confirm of record or otherwise, in the Subsidiary the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3.  AMENDMENTS.  To the fullest extent permitted by applicable law, at any
      ----------
time before or after approval by the stockholders of the Company, this Agreement may be amended in any manner as may be determined in the judgment of the respective boards of directors of the Constituent Corporations to be necessary, desirable or expedient, whether or not the stockholders of the Constituent Corporations, or either of them, shall have approved this Agreement.

5.4.  ABANDONMENT.  At any time before the Effective Time, this Agreement may be
      -----------
terminated and the Merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Agreement by the stockholders of the Company, or the consummation of the Merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

5.5.  GOVERNING LAW.  This Agreement shall be governed by and construed in
      -------------
accordance with the laws of the State of Delaware and, to the extent applicable, the Nevada General Corporation Law.

                           [Signatures on Next Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals affixed, all as of the day and year first above written.


                              USTRAILS INC.

                              By:
                                  ---------------------------------------------

                              Name:
                                    -------------------------------------------

                              Title:
                                     ------------------------------------------


                              NEW THOUSAND TRAILS, INC.

                              By:
                                  ---------------------------------------------

                              Name:
                                    -------------------------------------------

                              Title:
                                     ------------------------------------------

                                                                         ANNEX B
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                             THOUSAND TRAILS, INC.
              ---------------------------------------------------

                  (Originally incorporated on October 1, 1996 under the name of New Thousand Trails, Inc.)

                     ------------------------------------
I.    NAME
      ----
      The name of the corporation is Thousand Trails, Inc.

II.   REGISTERED OFFICE AND RESIDENT AGENT
      ------------------------------------

      The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

III.  PURPOSES
      --------

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

IV.   AUTHORIZATION OF CAPITAL STOCK
      ------------------------------

      The total number of shares of all classes of capital stock which the Corporation is authorized to issue is Sixteen Million Five Hundred Thousand, of which Fifteen Million (15,000,000) shares shall be Common Stock, $.01 par value, and One Million Five Hundred Thousand (1,500,000) shares shall be Preferred Stock, $.01 par value.

      The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation shall have authority to the fullest extent permitted under the Delaware General Corporation Law to adopt by resolution from time to time one or more certificates of designation providing for the designation of one or more classes or series of Preferred Stock and the voting powers, whether full, limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof, and to fix the number of shares constituting any such class or series, and to increase or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such class or series. In case the number of shares of any such class or series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such class or series. Unless provided in the resolution or certificate of designation establishing a class or series thereof, the holders of outstanding shares of Preferred Stock shall not be entitled to vote as a class upon a proposed amendment to increase or decrease the number of authorized shares of Preferred Stock.

V.    DIRECTORS
      ---------

      The number of the Corporation's Board of Directors shall be fixed and may be altered from time to time by the Board of Directors as shall be provided by the Bylaws of the Corporation.

VI.   LIABILITY OF DIRECTORS
      ----------------------

      No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability
--------  -------
of a director:

      (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders,

      (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

      (C) under Section 174 of the General Corporation Law of the State of Delaware, or

      (D) for any transaction from which the director derived an improper personal benefit.

      If the General Corporation Law of the State of Delaware is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of the provisions of this
Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

VII.  BYLAWS
      ------

      In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw made by the Board of Directors. The stockholders may prescribe that any Bylaw or Bylaws adopted by them shall not be altered, amended or repealed by the Board of Directors.

VIII. AMENDMENTS
      ----------

      The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and the rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

IX.   RESTRICTIONS ON TRANSFER AND OWNERSHIP
      --------------------------------------

      9.1  Prohibited Transfer; Excess Common Stock. Except as provided in
           ----------------------------------------
Section 9.2, until the Restriction Termination Date, any attempted direct or indirect Transfer shall be prohibited and shall constitute a "Prohibited Transfer" if:

      (a) such Transfer would increase the Percentage of Common Stock Owned by any Person that (or by any Person whose Common Stock is or by virtue of such Transfer would be attributed to any Person that), either after giving effect to the attribution rules (including the option attribution rules) of Section 382 of the Code or without regard to such attribution rules, Owns, by virtue of such Transfer would Own, or has at any time since the period beginning three years prior to the date of such Transfer Owned, Common Stock in excess of 4.75 Percent of the Common Stock issued and outstanding,

      (b) such Transfer would increase the Percentage of Common Stock Owned by any 5% Shareholder (including but not limited to a Transfer that results in the creation of a 5% Shareholder), or

      (c) such Transfer would cause an "ownership change" of the Corporation within the meaning of Section 382 of the Code.

      Except as otherwise provided in Sections 9.5 and 9.7, the Common Stock sought to be Transferred in the Prohibited Transfer shall be deemed "Excess Common Stock."

      9.2  Exceptions.  The term "Prohibited Transfer" shall not include:
           ----------
      (a) any Transfer described in Section 382(l)(3)(B) of the Code (relating to transfers upon death or divorce and certain gifts) if all Persons who would Own the Common Stock Transferred would be treated for purposes of Section 382 of the Code as having Owned such Common Stock at all times beginning more than three (3) years prior to the date of the Transfer;

      (b) any Transfer if such Transfer would not result in any greater aggregate increase in the amount of Common Stock owned by 5% Shareholders during the three-year period ending on the date of such Transfer (within the meaning of Section 382 of the Code);

      (c) any Transfer if such Transfer would result in not more than a 35% aggregate increase in the amount of Common Stock owned by 5% shareholders during the three-year period ending on the date of such Transfer (within the meaning of Section 382 of the Code); and

      (d) any Transfer with respect to which the Person who would otherwise be the Purported Transferee obtains or is granted the prior written approval of the Board of Directors of the Corporation (the "Board of Directors"), which approval shall be granted in its sole and absolute discretion after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed by the Board of Directors to be relevant.

      9.3  Transfer of Excess Common Stock to Trustee.  Except as otherwise
           ------------------------------------------
provided in Sections 9.5 and 9.7, a Prohibited Transfer shall be void ab initio as to the Purported Transferee in the Prohibited Transfer and such Purported Transferee shall not be recognized as the owner of the Excess Common Stock for any purpose and shall not be entitled to any rights as a shareholder of the Corporation arising from the ownership of Excess Common Stock, including, but not limited to, the right to vote such Excess Common Stock or to receive dividends or other distributions in respect thereof or, in the case of Options, to receive Common Stock in respect of their exercise. Any Excess Common Stock shall automatically be transferred to the Trustee in trust for the benefit of the Charitable Beneficiary, effective as of the close of business on the business day prior to the date of the Prohibited Transfer; provided, however,
                                                           --------  -------
that if the transfer to the trust is deemed ineffective for any reason, such Excess Common Stock shall nevertheless be deemed to have been automatically transferred to the person selected as the Trustee at such time, and such person shall have rights consistent with those of the Trustee as described in this
Section 9.3 and in Section 9.4 below. Any dividend or other distribution with respect to such Excess Common Stock paid prior to the discovery by the Corporation that the Excess Common Stock has been transferred to the Trustee ("Prohibited Distributions") shall be deemed to be held by the Purported Transferee as agent for the Trustee, and shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee. Any vote cast by a Purported Transferee with respect to Excess Common Stock prior to the discovery by the Corporation that the Excess Common Stock has been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the sole benefit of the Charitable Beneficiary. The Purported Transferee and any other Person holding certificates representing Excess Common Stock shall immediately surrender such certificates to the Trustee. The Trustee shall have all the rights of the owner of the Excess Common Stock, including the right to vote, to receive dividends or other distributions, and to receive proceeds from liquidation, which rights shall be exercised for the sole benefit of the Charitable Beneficiary.

      9.4  Disposition of Excess Common Stock. As soon as practicable following
           ----------------------------------
receipt of notice from the Corporation that Excess Common Stock has been transferred to the Trustee, the Trustee shall take such actions as it deems necessary to dispose of the Excess Common Stock in an arm's-length transaction that would not constitute a Prohibited Transfer. Upon the disposition of such Excess Common Stock, the interest of the Charitable Beneficiary in the Excess Common Stock shall terminate, and the Trustee shall distribute the net proceeds of the sale as follows:

      (a) the Purported Transferee shall receive an amount of the net proceeds of such sale not to exceed the Purported Transferee's cost incurred to acquire such Excess Common Stock, or, if such Excess Common Stock was Transferred for less than fair market value, the fair market value of the Excess Common Stock on the date of the Prohibited Transfer, in each case less all costs incurred by the Corporation, the Trustee and the Transfer Agent in enforcing the Restrictions, and

      (b) the Charitable Beneficiary shall receive the balance of the net proceeds from the sale of the Excess Common Stock, if any, together with any Prohibited Distributions received from the Purported Transferee and any other distributions with respect to such Excess Common Stock while such Common Stock was held by the Trustee.

      In the event the Purported Transferee has disposed of the Excess Common Stock and distributed the proceeds and other amounts otherwise than in accordance with this section, then (w) such Purported Transferee shall be deemed to have disposed of such Excess Common Stock as an agent for the
Trustee, (x) such Purported Transferee shall be deemed to hold such proceeds and any Prohibited Distributions as an agent for the Trustee, (y) such
Purported Transferee shall be required to return to the Trustee the proceeds from such sale, together with any Prohibited Distributions theretofore received by the Purported Transferee with respect to such Excess Common Stock, provided
                                                                      --------
that upon receipt of written permission from the Trustee, the Purported Transferee will be entitled to retain an amount of such sale proceeds not to exceed the amount that such Purported Transferee would have received from the Trustee if the Trustee had obtained and resold the Excess Common Stock at any time during the period beginning on the date of the Prohibited Transfer giving rise to such Excess Common Stock and ending on the date of such disposition by the Purported Transferee, assuming for this purpose that the Trustee would have sold the Excess Common Stock for an amount equal to the lowest-quoted trading price of such Excess Common Stock during such period, and (z) the Trustee shall transfer any remaining proceeds to the Charitable Beneficiary. Neither the Trustee, the Corporation, the Purported Transferee nor any other party shall claim an income tax deduction with respect to any transfer to the Charitable Beneficiary and neither the Trustee nor the Corporation shall benefit in any way from the enforcement of the Restrictions, except insofar as these restrictions protect the Corporation's Income Tax Net Operating Loss Carryover. Neither the Trustee, the Corporation nor the Transfer Agent shall have any liability to any Person for any loss arising from or related to a Prohibited Transfer.

      9.5  Transfers by 5% Shareholders.  In the event a Prohibited Transfer is
           ----------------------------
attributable to a Transfer by a 5% Shareholder, the Corporation and the Transfer Agent shall make all reasonable efforts to locate the Person or Public Group who acquired the Excess Common Stock (the "Public Purchaser"). In the event the Corporation is able to locate the Public Purchaser within ninety (90) days of the Prohibited Transfer, the Corporation shall request that the Public Purchaser surrender the Excess Common Stock, together with any dividends or other distributions theretofore received with respect to the Excess Common Stock by the Public Purchaser, to the Purported Transferor, and, if such Common Stock is surrendered, the Purported Transferor shall surrender to the Public Purchaser the purchase price paid by the Public Purchaser for the Excess Common Stock, plus, if the Public Purchaser acquired Ownership of the Excess Common Stock without knowledge that such acquisition was a Prohibited Transfer, an amount equal to all other losses, damages, costs and expenses incurred by the Public Purchaser to acquire Ownership of the Excess Common Stock and to comply with the Restrictions (including any loss incurred as a result of a decline in value of such Excess Common Stock). In the event the Transfer Agent and the Corporation are unable to locate the Public Purchaser within ninety (90) days following the Prohibited Transfer, or the Public Purchaser refuses to surrender or has disposed of the Excess Common Stock prior to the surrender of the Excess Common Stock to the Purported Transferor, such Common Stock shall no longer be treated as Excess Common Stock and the Corporation shall, to the extent not prohibited from doing so by any credit agreement, indenture or other agreement or instrument for money borrowed (after the Corporation shall have used its efforts to obtain the waiver of any such prohibition):

      (a) purchase from one or more third parties, in one or more transactions that would, to the extent possible, reduce the Ownership of Common Stock by the Person or Public Group whose Ownership increased as a result of the Prohibited Transfer to an amount equal to such Ownership immediately prior to the Prohibited Transfer, shares of Common Stock equal in type and number to the Common Stock Transferred in the Prohibited Transfer (which Common Stock shall be treated as Excess Common Stock),

      (b) hold such Common Stock for and on behalf of the Purported Transferor,

      (c) treat such Common Stock as Owned by the Purported Transferor since the date of the Prohibited Transfer for all purposes, including the right to ``vote and to receive dividends and other distributions, and

      (d) for all purposes treat any dividends and other distributions made to such Person or Public Group as a dividend or other distribution to the Purported Transferor, a payment by the Purported Transferor to the Corporation to be applied against the Amount Due (as defined below), and a non-dividend payment to the Persons or Public Group who received such distributions.

      To the extent reasonably possible, any votes cast by such Person or Public Group from and after the date of the Prohibited Transfer with respect to Excess Common Stock shall be rescinded in the same proportion as the votes actually cast by such Person or Public Group, and the Purported Transferor shall be entitled to cast those votes that were rescinded. The Corporation shall hold such Excess Common Stock, and any dividends or other distributions thereon, on behalf of the Purported Transferor, as security for payment of the Amount Due, until the earlier of such time as:

      (a) the Corporation has received, either directly from the Purported Transferor or indirectly from any dividends or other distributions theretofore received by the Corporation with respect to such Excess Common Stock on behalf of the Purported Transferor (or any amounts deemed paid by the Purported Transferor as provided in this Section 9.5), or any combination thereof, an amount equal to the amount incurred by the Corporation to fund the purchase of such Excess Common Stock, plus all costs incurred by the Corporation in enforcing the Restrictions with respect to such Prohibited Transfer (including the amount of any non-dividend payment deemed made by the Corporation to the Person or Public Group as provided in this Section 9.5), plus interest on all such amounts from the dates incurred by the Corporation at the "applicable federal rate" determined under Section 1274(d) of the Code (collectively, the "Amount Due") (it being the intent to treat the Amount Due and any portion thereof as a loan to the Purported Transferor), or

      (b) the Corporation is able to dispose of such Excess Common Stock on behalf of the Purported Transferor in a transaction that would not be a Prohibited Transfer, in which case the Corporation will sell such Excess Common Stock and distribute to the Purported Transferor any proceeds (together with any other cash distributions theretofore received (or deemed received) with respect to the Excess Common Stock) in excess of the Amount Due.

      The obligation of the Purported Transferor for the Amount Due shall be payable on demand by the Corporation. In the event the Amount Due exceeds the proceeds from a sale of Excess Common Stock and any cash distributions theretofore received (or deemed received) by the Corporation on behalf of the Purported Transferor with respect to such Excess Common Stock, the balance shall be due from the Purported Transferor on demand.

      9.6  Transfer Agent's Rights and Responsibilities. The Transfer Agent
           --------------------------------------------
shall not register any Transfer of Common Stock on the Corporation's stock transfer records if it has knowledge that such Transfer is a Prohibited Transfer. The Transfer Agent shall have the right, prior and as a condition to registering any Transfer of Common Stock on the Corporation's stock transfer records, to request any transferee of the Common Stock to submit an affidavit, on a form agreed to by the Transfer Agent and the Corporation, stating the number of shares of each class of Common Stock Owned by the transferee (and by Persons who would Own the transferee's Common Stock) before the proposed Transfer and that would, if effect were given to the proposed Transfer, be Owned by the transferee (and by Persons who would Own the prospective transferee's Common Stock) after the proposed Transfer. If the Transfer Agent requests such an affidavit and either the Transfer Agent does not receive an affidavit, or such affidavit evidences that the Transfer was a Prohibited Transfer, the Transfer Agent shall notify the Corporation and shall not enter the Prohibited Transfer into the Corporation's stock transfer records, and the Trustee, the Corporation and the Transfer Agent shall take such steps as provided in the Restrictions in order to dispose of the Excess Common Stock purportedly Owned by such Purported Transferee. If the Transfer Agent, for whatever reason, enters a Prohibited Transfer in the Corporation's stock transfer records, such Transfer shall be nonetheless void and shall have no force and effect, in accordance with the Restrictions, and the Corporation's stock transfer records shall be revised to so provide.

      9.7  Certain Indirect Prohibited Transfers. In the event a Transfer would
           -------------------------------------
be a Prohibited Transfer as a result of attribution to the Purported Transferee of the Ownership of Common Stock by a Person (an "Other Person") who is not controlling, controlled by or under common control with the Purported Transferee, which Ownership is nevertheless attributed to the Purported Transferee, the Restrictions shall not apply in a manner that would invalidate any Transfer to such Other Person, and the Purported Transferee and any Persons controlling, controlled by or under common control with the Purported Transferee (collectively, the "Purported Transferee Group") shall automatically be deemed to have transferred to the Trustee at the time and in a manner consistent with
Section 9.3 hereof, sufficient Common Stock (which Common Stock shall (i) consist only of Common Stock held legally or beneficially, whether directly or indirectly, by any member of the Purported Transferee Group, but not Common Stock held through any Other Person, other than shares held through a Person acting as agent or fiduciary for any member of the Purported Transferee Group,
(ii) be deemed transferred to the Trustee, in the inverse order in which it was acquired by members of the Purported Transferee Group, and (iii) be treated as Excess Common Stock) to cause the Purported Transferee, following such transfer to the Trustee, not to be in violation of the Restrictions; provided, however, that to the extent the foregoing provisions of this Section 9.7 would not be effective to prevent a Prohibited Transfer, the Restrictions shall apply to such other Common Stock Owned by the Purported Transferee (including Common Stock actually owned by Other Persons), in a manner designed to minimize the amount of Common Stock subject to the Restrictions or as otherwise determined by the Board of Directors to be necessary to prevent a Prohibited Transfer (which Common Stock shall be treated as Excess Common Stock).

      9.8  Legend. All certificates or other instruments evidencing Ownership
           ------
of Common Stock shall bear a conspicuous legend describing the Restrictions.

      9.9  Prompt Enforcement; Further Actions. As soon as practicable and
           -----------------------------------
within thirty (30) business days of learning of a purported Prohibited Transfer, the Corporation through its Secretary or any Assistant Secretary shall demand that the Purported Transferee (or any other member of the Purported Transferee Group) or Public Purchaser surrender to the Trustee the certificates representing the Excess Common Stock or any resale proceeds therefrom, and any Prohibited Distributions or other dividends or distributions received thereon, and if such surrender is not made within twenty (20) business days from the date of such demand, the Corporation shall institute legal proceedings to compel such surrender; provided, however, that nothing in this Section 9.9 shall preclude
           --------  -------
the Corporation in its discretion from immediately bringing legal proceedings without a prior demand, and also provided that failure of the Corporation to act
                                 --------
within the time periods set out in this Section 9.9 shall not constitute a waiver of any right of the Corporation to compel any transfer required hereby. Upon a determination by the Board of Directors that there has been or is threatened a Prohibited Transfer, the Board of Directors may authorize such additional action as it deems advisable to give effect to the Restrictions, including, without limitation, refusing to give effect on the books of the Corporation to any such purported Prohibited Transfer or instituting proceedings to enjoin any such purported Prohibited Transfer. Nothing contained in the Restrictions shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and the interests of the holders of its securities in preserving the Income Tax Net Operating Loss Carryover, including, but not limited to, refusing to give effect to any Prohibited Transfer or other action on the books of the Corporation or instituting proceedings to enjoin any Prohibited Transfer or other action, provided, however, that any Prohibited
                                     --------  -------
Transfer shall nevertheless result in the consequences otherwise described in the Restrictions.

      9.10  Further Actions. Subject to Section 9.13 hereof, nothing contained
             ---------------
in this Article Nine shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it in good faith deems necessary or advisable to protect the Corporation in preserving the Income Tax Net Operating Loss Carryover. Without limiting the generality of the foregoing, in the event of a change in law (including applicable regulations) making one or more of the following actions necessary or desirable or in the event that the Board of Directors in good faith believes one or more of such actions is in the best interest of the Corporation, the Board of Directors may:

      (a) accelerate or extend the Restriction Termination Date;

      (b) modify the definitions of any terms set forth in this Article Nine; or

      (c) conform any provisions of the Restrictions to the extent necessary to make such provisions consistent with the Code and Regulations following any changes therein;

provided that the Board of Directors shall determine in writing that such acceleration, extension, change or modification is reasonably necessary or desirable to preserve the Income Tax Net Operation Loss Carryover or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Income Tax Net Operation Loss Carryover, which determination may be based upon an opinion of legal counsel to the Corporation and which determination shall be filed with the Secretary of the Corporation and mailed by the Secretary to the stockholders of the Corporation within ten (10) days after the date of any such determination. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind Bylaws, regulations and procedures of the Corporation not inconsistent with the express provisions of this Article Nine for purposes of determining whether any acquisition of Common Stock would jeopardize the Corporation's ability to preserve and use the Income Tax Net Operating Loss Carryover, and for the orderly application, administration and implementation of the provisions of this Article Nine. Such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its transfer agent and shall be made available for inspection by the public and, upon request, shall be mailed to any holder of Common Stock. The Board of Directors of the Corporation shall have the exclusive power and authority to administer this Article Nine and to exercise all rights and powers specifically granted to the Board of Directors of the Corporation, or as may be necessary or advisable in the administration of this Article Nine, including without limitation, the right and power to (1) interpret the provisions of this Article Nine, and (2) make all calculations and determinations deemed necessary or advisable for the administration of this Article Nine. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation and any Person or Public Group who Owns or purports to acquire Ownership of Common Stock.

      9.11  Other Remedies. In the event the Board of Directors determines that
            --------------
a Person proposes to take any action in violation of Section 9.1, or in the event the Board of Directors determines after the fact that an action has been taken in violation of Section 9.1, in addition to any other remedy provided in this Article IX, the Board of Directors, subject to Section 9.13, may take such action as it deems advisable to prevent or to refuse to give effect to any purported Transfer or other action which would result, or has resulted, in such violation, including, but not limited to, refusing to give effect to such purported Transfer or other action on the books of the Corporation or instituting proceedings to enjoin such purported Transfer or other action.

      9.12  Severability. If any part of this Article IX or the application of
            ------------
any part of this Article IX to any Person or under any circumstance shall be held to be invalid, illegal or otherwise unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the remainder of this Article IX, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Corporation to utilize to the greatest extent possible the Income Tax Net Operating Loss Carryover.

      9.13  Effect on Stock Exchange Transactions. Nothing in the Restrictions
            -------------------------------------
shall preclude the settlement of a transaction entered into through the facilities of the NASDAQ Over-The-Counter Stock Exchange. The Common Stock that is the subject of such a transaction shall continue to be subject to the terms of the Restrictions after such settlement.

      9.14  Definitions:
            ------------
      "Charitable Beneficiary" shall mean an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code designated in writing by the Corporation.

      "Code" shall mean the Internal Revenue Code of 1986, as amended and as it may be amended from time to time hereafter.

      "Common Stock" shall mean all shares of the Corporation's common stock issued and outstanding, and shall also include any common stock the Ownership of which may be acquired by the exercise of an Option.

      "Control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or decisions of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise. The terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. A Person shall be deemed to control or be under common control with a Purported Transferee if the Excess Common Stock Owned by such Person is treated as Owned by the Purported Transferee by virtue of the family attribution rules of Section 318 of the Code.

      "5% Shareholder" shall mean any Person or Public Group who is a "5% percent shareholder" of the Corporation within the meaning of Section 382 of the Code, substituting "4.75 percent" for "5 percent" each place it appears therein.

      "Income Tax Net Operating Loss Carryover" shall mean the net operating loss, capital loss, net unrealized built-in loss, general business credit, alternative minimum tax credit, foreign tax credit and any other carryovers or losses as determined for United States federal income tax purposes that are or could become subject to limitation under Section 382 of the Code, and to which the Corporation is entitled under the Code and Regulations, at any time during which the Restrictions are in force.

      "Option" shall mean any interest that could give rise to the Ownership of Common Stock and that is an option, contract, warrant, convertible instrument, put, call, stock subject to a risk of forfeiture, pledge of stock or any interest that is similar to any of such interests or any other interest that would be treated, under paragraph (d)(9) of Treasury Regulation Section 1.382-4, in the same manner as an option, whether or not any of such interests is subject to contingencies.

      "Own," and all derivations of the word "Own," shall mean any direct or indirect, actual or beneficial interest, including, except as otherwise provided, a constructive ownership interest under the attribution rules (including the option attribution rules) of Section 382 of the Code. In determining whether a Person Owns an amount of Common Stock in excess of 4.75% of the Common Stock, Options Owned by such Person (or other Persons whose

Ownership of Common Stock is or would be attributable under Section 382 of the Code to such Person) shall be treated as exercised (and the Common Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Common Stock that would be acquired if such Options Owned by other Persons were exercised shall be treated as not outstanding), in each case without regard to whether such treatment would result in an ownership change within the meaning of Section 382 of the Code. In determining whether a Transfer that is an exercise, conversion or similar transaction with respect to an Option increases the Percentage Ownership of Common Stock of any Person or Public Group, such Option shall be treated as if it were not Owned by such Person immediately prior to such Transfer.

      "Percent," "Percentage" or "%" shall mean percent or percentage by value.

      "Person" shall mean any individual (other than a Public Group treated as an individual under Section 382 of the Code) or any "entity" as that term is defined in Regulations Section 1.382-3(a).

      "Public Group" shall have the meaning assigned to such term in the applicable Regulations under Section 382 of the Code. Any Transfer or attempted Transfer of Common Stock to or from an individual or entity whose Common Stock is included in determining the Percentage of Common Stock Owned by a Public Group for purposes of Section 382 of the Code shall be treated as a Transfer or attempted Transfer to such Public Group.

      "Purported Transferee" shall mean a Person or Public Group who acquires Ownership of Excess Common Stock in a Prohibited Transfer or, except as otherwise provided in the Restrictions, any subsequent transferee of such Excess Common Stock,

      "Purported Transferor" shall mean a Person who Transfers Excess Common Stock in a Prohibited Transfer.

      "Regulations" shall mean Treasury Regulations, including proposed or temporary regulations, promulgated under the Code, as the same may be amended from time to time. References herein to specific provisions of temporary Regulations shall include the analogous provisions of final Regulations or other successor Regulations.

      "Restriction Effective Date" shall mean the date of the filing of the Certificate of Incorporation of Thousand Trails.

      "Restriction Termination Date" shall mean the earliest to occur of (a) June 30, 2011, (b) the first day of the first taxable year following the taxable year (or years) in which the Income Tax Net Operating Loss Carryover has been reduced to zero, or (c) the date upon which the Board of Directors has determined that there has been a change in law (including but not limited to the repeal of Section 382 of the Code without a successor provision that places restrictions on the Income Tax Net Operating Loss Carryover based on changes of ownership of the Corporation's Common Stock similar to Section 382 of the Code) eliminating the need for the Restrictions in order to preserve the Corporation's ability to utilize the Income Tax Net Operating Loss Carryover.

      "Restrictions" shall mean the restrictions on the Transfer and Ownership of Common Stock as set forth in this Article Nine of this Certificate of Incorporation.

      "Transfer" shall mean any direct or indirect disposition of stock, whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, inheritance, gift, disposition resulting from the enforcement of any pledge, mortgage, security interest in, or lien or encumbrance upon, stock or any other disposition of any kind and in any manner, whether voluntary or involuntary, knowing or unknown by operation of law or otherwise. Notwithstanding any understandings or agreements to which an Owner of Common Stock is a party, any arrangement, the effect of which is to transfer any or all of the rights rising from Ownership of Common Stock, shall be treated as a Transfer. A Transfer shall also include (i) a transfer of an interest in an entity and a change in the relationship between two or more Persons that results in a change in the Ownership of Common Stock and (ii) the creation, grant, exercise, conversion, Transfer or other disposition of or with respect to an Option, regardless of whether such Option previously has been treated as exercised or converted for any other purpose; provided, however, that a Transfer
                                              --------  -------
shall not include the issuance or disposition (other than a conversion, exercise or similar transaction in which Common Stock is acquired) of an Option described in paragraph (d)(9) of Treasury Regulation Section 1.382-4, and whether an Option is so described shall be determined by the Board of Directors in its sole and absolute discretion.

      "Transfer Agent" means the Person responsible for maintaining the books and records in which are recorded the ownership and transfer of shares of Common Stock or any Person engaged by the Corporation for the purpose of fulfilling the duties required to be fulfilled by the Transfer Agent hereunder.

      "Trustee" means the trustee of the trust appointed by the Corporation, provided that the Trustee shall be a Person unaffiliated with the Corporation,
--------
any 5% Shareholder, or any Person purchasing or disposing of Common Stock in a Prohibited Transfer.

      IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Section 242 and 245 of the Delaware General Corporation Law has been executed by its duly authorized officer this ________day of ______________, 1996.


                                THOUSAND TRAILS, INC.


                                By:
                                    -------------------------------------------

                                Its:
                                     ------------------------------------------

                                                                         ANNEX C


                                    BYLAWS
                                      OF
                           NEW THOUSAND TRAILS, INC.

                                   ARTICLE I
                                    OFFICES

       1.1  Registered Office and Agent. New Thousand Trails, Inc. (hereinafter
            ---------------------------
 the "Corporation"), a Delaware corporation, shall maintain a registered office within the State of Delaware and shall have a registered agent whose business office is identical with such registered office.

       1.2  Other Offices. In addition to its registered office, the Corporation
            -------------
 may have offices at such other place or places, within or without the State of Delaware, as the board of directors of the Corporation (hereinafter the "Board of Directors") may from time to time appoint or as the business of the Corporation may require or make desirable.


                                  ARTICLE II
                            STOCKHOLDERS' MEETINGS

       2.1  Place of Meetings.  Meetings of the stockholders may be held at any
            -----------------
 place within or without the State of Delaware as set forth in the notice thereof or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver, or if no place is so specified, at the principal offices of the Corporation.

       2.2  Annual Meetings. The annual meeting of stockholders shall be held on
            ---------------
 a date and at a time following the end of the Corporation's fiscal year as may be determined by the Board of Directors, for the purpose of electing directors and transacting any and all business that may properly come before the meeting.

       2.3  Special Meetings. Special meetings of the stockholders may be called
            ----------------
 at any time by the President, the Secretary or a majority of the directors. Special meetings of the stockholders shall be called by the Corporation upon the written request of the holders of fifty percent (50%) or more of all the shares of capital stock of the Corporation entitled to vote in an election of directors.

       2.4  Notice of Meetings. Unless otherwise required by law or unless
            ------------------
 waived as contemplated in Section 5.2 or as provided in this Section 2.4, a written or printed notice of each stockholders' meeting stating the place, date and time of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days nor more than sixty (60) days before the date thereof, either personally or by postage prepaid mail, by or at the direction of the President, a Vice President, the Secretary, or the director or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. Attendance at the meeting, either in person or by proxy, for any purpose other than to object to the transaction of business, shall constitute waiver of the requirement of notice of the meeting.

       2.5  Business for Stockholders' Meetings.
            -----------------------------------

            (a) Business at Annual Meetings. Only business properly brought
                ---------------------------
       before an annual meeting of the stockholders may be transacted at such meeting. To be properly brought before an annual meeting, business must be (i) brought by or at the direction of the Board of Directors, or (ii) brought before the meeting by a stockholder pursuant to written notice thereof, in accordance with Section 2.5(c) hereof, and received by the Secretary not fewer than sixty (60) nor more than ninety (90) days prior to the date determined pursuant to Section 2.2 hereof for such annual meeting (or if less than sixty (60) days notice of the date of the annual meeting is given or made to the stockholders, not later than the tenth day following the day on which the notice of the date of the annual meeting was mailed). Any stockholder notice shall set forth (i) the name and address of the stockholder proposing such business; (ii) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of shares of the Corporation which are beneficially owned by the stockholder; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business; and (iv) as to each matter the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the language of the proposal (if appropriate), and any material interest of the stockholder in such business. No business shall be conducted at any annual meeting of stockholders except in accordance with this Section 2.5(a). If the facts warrant, the Board of Directors, or the chairman of an annual meeting of stockholders, may declare that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5(a) and, if it is so determined, any such business not properly brought before the meeting shall not be transacted. The procedures set forth in this Section 2.5(a) for business to be properly brought before an annual meeting by a stockholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8, promulgated under Section 14 of the Securities Exchange Act of 1934, or any successor provision.

            (b) Business at Special Meetings.  At any special meeting of the
                ----------------------------
       stockholders, only such business as is specified in the notice of such special meeting given by or at the direction of the person or persons calling such meeting, in accordance with Section 2.3 hereof, shall come before such meeting.

            (c) Notice to Corporation. Any written notice required to be
                ---------------------
      delivered by a stockholder to the Corporation pursuant to Section 2.3, 2.5(a) or 2.5(b) hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the Corporation's principal executive office.

       2.6  Quorum. At all meetings of the stockholders, a majority of the
            ------
 holders of the shares outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. If a quorum is present, a majority of the shares outstanding and entitled to vote which are present in person or represented by proxy at any meeting shall determine any matter coming before the meeting unless a different vote is required by statute, by the Certificate of Incorporation or by these Bylaws. The stockholders at a meeting at which a quorum is once present may continue to transact business at the meeting or at any adjournment thereof, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

       2.7  Proxies. A stockholder entitled to vote may vote in person or by
            -------
 proxy executed in writing by the stockholder or by his attorney in fact. A proxy shall not be valid after three (3) years from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force. If the validity of any proxy is questioned it must be submitted to the secretary of the stockholders' meeting for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The secretary of the meeting or, if appointed, the proxy officer or committee shall determine the validity or invalidity of any proxy submitted and reference by the secretary in the minutes of the meeting to the regularity of a proxy shall constitute prima facie evidence of the facts stated in the minutes for the purpose of establishing the presence of a quorum at such meeting and for all other purposes.

       2.8  Presiding Officer.  The Chairman of the Board, the President, a Vice
            -----------------
 President or a director selected by the Board of Directors in that order, shall serve as the chairman of every stockholders' meeting unless some other person is elected to serve as chairman by a majority vote of the shares represented at the meeting. The chairman shall appoint such persons as he deems required to assist with the meeting.

       2.9  Adjournments. When a quorum is once present to organize a meeting,
            ------------
 any meeting of the stockholders may be adjourned by the holders of a majority of the voting shares represented at the meeting to reconvene at a specific time and place notwithstanding the withdrawal of enough stockholders to leave less than a quorum. It shall not be necessary to give notice of the reconvened meeting and of the business to be transacted to all of the stockholders. At any such reconvened meeting any business may be transacted which could have been transacted at the meeting which was adjourned. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

       2.10  Action of Stockholders Without a Meeting.  Except as limited by the
             ----------------------------------------
 Delaware General Corporation Law, any action required by the Delaware General Corporation Law to be taken at a meeting of the stockholders, or any action which may be taken at a meeting of the stockholders, may be taken without a meeting without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were presented and voted, and shall be delivered to the Corporation to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute books of the Corporation. Such consent shall have the same force and effect as a vote of the stockholders at a meeting called for the purpose of considering the action authorized.


                                  ARTICLE III
                            THE BOARD OF DIRECTORS

       3.1  General Powers. The business and affairs of the Corporation shall be
            --------------
 managed by the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by any lawful agreement among stockholders of the Corporation or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

       3.2  Number, Election and Term of Office.  The number of directors of the
            -----------------------------------
 Corporation shall be as determined from time to time by resolution, duly adopted, of either the stockholders or the Board of Directors. Absent such resolution of the stockholders or Board of Directors, the number of directors of the Corporation shall be six (6). In the event the number of directors is decreased, such decrease shall not shorten the term of an incumbent director. Except as provided herein and in Section 3.4, the directors shall be elected at each annual meeting of the stockholders, or at a special meeting of stockholders called for purposes that include the election of directors, in either case by the affirmative vote of the holders of a majority of the shares represented at the meeting. Each director, except in case of death, resignation, retirement, disqualification, or removal, shall serve until the next succeeding meeting at which directors are elected and thereafter until his successor shall have been elected and has qualified.

       3.3  Removal. The entire Board of Directors or any individual director
            -------
 may be removed from office with or without cause by the affirmative vote of the holders of a majority of all of the shares entitled to vote at an election of directors. Removal action may be taken at any stockholders' meeting with respect to which notice of such purpose has been given, and a removed director's successor may be elected at the same meeting to serve the unexpired term.

       3.4  Vacancies.  A vacancy occurring in the Board of Directors, including
            ---------
 vacancies occurring by reason of an increase in the number of directors or by reason of the resignation of a director may be filled for the unexpired term and until his successor shall have been elected and qualified, by the affirmative vote of a majority of the directors remaining in office though less than a quorum of the Board of Directors.

       3.5  Compensation.  Directors may receive such compensation for their
            ------------
 services as directors as may from time to time be fixed by vote of the Board of Directors including, but not limited to a fixed fee and expenses of attendance for attendance at each meeting. A director may also serve the Corporation in a capacity other than that of director and receive compensation, as determined by the Board of Directors, for services rendered in such other capacity.

       3.6  Committees of the Board of Directors.  The Board of Directors by
            -------------------------------------
 resolution adopted by a majority of the full Board of Directors may designate from among its members an executive committee and one or more other standing or ad hoc committees, each consisting of one or more directors. Except as prohibited by law, each committee shall have the authority set forth in the resolution establishing such committee.


                                  ARTICLE IV
                      MEETINGS OF THE BOARD OF DIRECTORS

       4.1  Regular Meetings. Regular meetings of the Board of Directors shall
            ----------------
 be held immediately before or after the annual meeting of stockholders. In addition, the Board of Directors may schedule other regular meetings to occur at other times during the year.

       4.2  Special Meetings.  Special meetings of the Board of Directors may be
            ----------------
 called by or at the request of the President, a Vice President or by any two directors, with notice to each director pursuant to Section 4.4.

       4.3  Place of Meetings.  Directors may hold their meetings at any place
            -----------------
 within or without the State of Delaware as the Board of Directors may from time to time establish for regular meetings or as set forth in the notice of special meetings or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver.

       4.4  Notice of Meetings.  No additional notice shall be required for any
            ------------------
 scheduled regular meeting of the directors of the Corporation. Unless waived as contemplated in Section 5.2, the President, the Secretary or any director shall give notice to each director of each special meeting called in accordance with Section 4.2 stating the time, place and purposes of the meeting. Such notice shall be given by mailing a notice of the meeting at least five (5) business days before the date of the meeting, or by telephone, telegram, telecommunication, cablegram or personal delivery at least two (2) business days before the date of the meeting. Notice shall be deemed to have been given by telegram or cablegram at the time notice is filed with the transmitting agency. Attendance by a director at a meeting shall constitute waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of business because the meeting is not lawfully called.

       4.5  Quorum. At meetings of the Board of Directors, more than one-half
            ------
 (1/2) of the directors then in office shall be necessary to constitute a quorum for the transaction of business, unless a greater number is required by law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time until a quorum shall be present, without notice of the time and place that the meeting will be reconvened other than announcement at the adjourned meeting.

       4.6  Vote Required for Action.  Except as otherwise provided in the
            -------------------------
 Certificate of Incorporation, these Bylaws or by law, the act of a majority of the directors present at a meeting at which a quorum is present at the time shall be the act of the Board of Directors.

       4.7  Participation by Conference Telephone.  Members of the Board of
            -------------------------------------
 Directors, or members of any committee designated by the Board of Directors, may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment through which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 4.7 shall constitute presence in person at such meeting.

       4.8  Action by Directors Without a Meeting. Any action required or
            -------------------------------------
 permitted to be taken at any meeting of the Board of Directors or any action which may be taken at a meeting of a committee of directors may be taken without a meeting if a written consent thereto shall be signed by all the directors, or all the members of the committee, as the case may be, and if such written consent is filed with the minutes of the proceedings of the Board of Directors or the committee. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors or the committee.

       4.9  Adjournments.  A meeting of the Board of Directors, whether or not a
            ------------
 quorum is present, may be adjourned by a majority of the directors present to reconvene at a specific time and place. It shall not be necessary to give to all of the directors notice of the reconvened meeting and of the business to be transacted, other than by announcement at the meeting which was adjourned. At any such reconvened meeting at which a quorum is present, any business may be transacted which could have been transacted at the meeting which was adjourned.


                                   ARTICLE V
                               NOTICE AND WAIVER

       5.1  Procedure.  Whenever these Bylaws require notice to be given to any
            ---------
 stockholder or director, the notice shall be given as prescribed in Sections
 2.4 or 4.4 for any stockholder or director, respectively. Whenever notice is given to a stockholder or director by mail, the notice shall be sent first class mail by depositing the same in a post office or letter box in a postage prepaid sealed envelope addressed to the stockholder or director at his address as it appears on the books of the Corporation, and such notice shall be deemed to have been given at the time the same is deposited in the United States mail.

       5.2  Waiver.  Except as limited by the Delaware General Corporation Law,
            ------
 whenever any notice is required to be given to any stockholder or director by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.


                                  ARTICLE VI
                                   OFFICERS

       6.1  Number.  The officers of the Corporation shall be a President, a
            ------
 Secretary and a Treasurer. The Board of Directors may from time to time create and establish the duties of other officers and elect or provide for the appointment of other officers as it deems necessary for the efficient management of the Corporation, including a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person, except the offices of President and Secretary.

       6.2  Election and Term.  All officers shall be elected by the Board of
            -----------------
 Directors and shall serve at the will of the Board of Directors and until their successors have been elected and have qualified or until their earlier death, resignation, removal, retirement or disqualification.

       6.3  Compensation. The compensation of all officers of the Corporation
            ------------
 shall be fixed by the Board of Directors or by a committee or officer appointed by the Board.

       6.4  Removal.  Any officer or agent elected or appointed by the Board of
            -------
 Directors may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interests of the Corporation will be served thereby.

       6.5  Chairman of the Board. If there shall be a Chairman of the Board, he
            ---------------------
 shall be the chief executive officer of the Corporation and shall have general supervision of the business of the Corporation. He shall see that all orders and resolutions of the Board of Directors are carried into effect and shall call to order meetings of the stockholders and of the Board of Directors, and shall act as chairman of such meetings (unless another person is selected under Section 2.8 to act as chairman). The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written direction given to him pursuant to resolution duly adopted by the Board of Directors.

       6.6  President. The President shall be the chief operating officer of the
            ---------
 Corporation and shall have supervision of the day to day business of the Corporation. The President shall perform such other duties and have such other powers as the Board of Directors may determine from time to time. The President shall be authorized to appoint one or more Assistant Secretaries and one or more Assistant Treasurers. In the absence or disability of the Chairman of the Board, at the direction of the Chairman of the Board, or if the Board of Directors chooses not to designate a Chairman of the Board, the President shall, in addition to the duties and powers of the President as specified in these Bylaws or otherwise, perform the duties and exercise the powers, whether such duties are specified in these Bylaws or otherwise, of the Chairman of the Board.

       6.7  Vice President. If there shall be a Vice President, he shall, in the
            --------------
 absence or disability of the President, or at the direction of the President, perform the duties and exercise the powers, whether such duties and powers are specified in these Bylaws or otherwise, of the President. If the Corporation has more than one Vice President, the one designated by the Board of Directors shall act in lieu of the President. Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may determine from time to time.

       6.8  Secretary. The Secretary shall keep accurate records of the acts and
            ---------
 proceedings of all meetings of stockholders, directors and committees of directors. He shall have authority to give all notices required by law or these Bylaws. He shall be responsible for the custody of the corporate books, records, contracts and other documents. The Secretary may affix the corporate seal to any lawfully executed documents requiring it and shall sign such instruments as may require his signature. The Secretary shall perform such other duties and have such other additional powers as the Board of Directors may determine from time to time.

       6.9  Treasurer. The Treasurer shall be responsible for the custody of all
            ---------
 funds and securities belonging to the Corporation and for the receipt, deposit or disbursement of such funds and securities under the direction of the Board of Directors. The Treasurer shall cause full and true accounts of all receipts and disbursements to be maintained and shall make such reports of same as the Board of Directors and President request. The Treasurer shall perform such other duties and have such other powers as the Board of Directors may determine from time to time.

       6.10  Assistant Secretaries and Assistant Treasurers.  The Assistant
             ----------------------------------------------
 Secretary and Assistant Treasurer (or if there be more than one of either such officer, the one so designated by the Board of Directors or by the President) shall, in the absence or disability, or at the direction, of the Secretary or the Treasurer, respectively, perform the duties and exercise the powers, whether such duties and powers are specified in these Bylaws or otherwise, of those offices. Each Assistant Secretary and Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors may determine from time to time, and each Assistant Secretary may affix the corporate seal to all necessary documents and attest the signature of any officer of the Corporation.

       6.11  Bonds. The Board of Directors may by resolution require any or all
             -----
 of the officers, agents or employees of the Corporation to give bonds to the Corporation, with sufficient surety or sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VII
                                    DIVIDENDS

       Subject to the provisions of the Certificate of Incorporation and the Delaware General Corporation Law, distributions upon the stock of the Corporation may be declared by the Board of Directors as and when they deem expedient. Dividends may be paid in cash, in property, or in shares of the Corporation.

                                   ARTICLE VIII
                                      SHARES

       8.1  Authorization and Issuance of Shares.  The par value and the maximum
            ------------------------------------
 number of shares of any class of the Corporation which may be issued and outstanding shall be set forth from time to time in the Certificate of Incorporation of the Corporation or, with respect to a class of preferred or special stock, by a resolution adopted by the Board of Directors pursuant to the Delaware General Corporation Law. The Board of Directors may increase or decrease the number of issued and outstanding shares of any class of the Corporation within the maximum authorized by the Certificate of Incorporation and the minimum requirements of the Certificate of Incorporation or Delaware law.

       8.2  Share Certificates. The interest of each stockholder in the
            ------------------
 Corporation shall be evidenced by a certificate or certificates representing shares of the Corporation which shall be in such form as the Board of Directors may from time to time adopt. Share certificates shall be consecutively numbered, shall be in registered form, and shall indicate the date of issue and all such information shall be entered on the Corporation's books. Each certificate shall be signed by the Chairman or Vice-Chairman of the Board of Directors or the President or a Vice President and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary; provided,
                                                                 --------
 however, that the signatures of such officers may be facsimiles. In case any
 -------
 officer or officers who shall have signed or whose facsimile signatures shall have been placed upon a share certificate shall have ceased for any reason to be such officer or officers of the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if the person or persons who signed such certificate or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

       8.3  Rights of Corporation with Respect to Registered Owners. Subject to
            -------------------------------------------------------
 the provisions of Article IX of the Certificate of Incorporation, prior to due presentation for transfer of registration of its shares, the Corporation may treat the registered owner of the shares as the person exclusively entitled to vote such shares, to receive any dividend or other distribution with respect to such shares, and for all other purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

       8.4  Transfers of Shares.  Subject to the provisions of Article IX of the
            -------------------
 Certificate of Incorporation, transfers of shares of the Corporation shall be made in the share records of the Corporation only by the written direction of the person named in the certificate or by his attorney (authorized by duly executed power of attorney filed with the Secretary of the Corporation) or his legal representative (who shall furnish proper evidence or authority to transfer such shares), and upon surrender of the certificate or certificates for such shares properly endorsed (or accompanied by a properly endorsed instrument of transfer) and subject to such other reasonable conditions and requirements as may be required by the Corporation, including, without limitation, the provisions of Article IX of the Certificate of Incorporation. The Corporation shall maintain at its principal place of business or registered office, or at the office of its transfer agent, a record of the names and addresses of its stockholders and the number of shares held by each.

       8.5  Duty of Corporation to Register Transfer. Notwithstanding any of the
            ----------------------------------------
 provisions of Section 8.4 of these Bylaws, the Corporation is under a duty to register the transfer of its shares only if:

            (a) the share certificate is endorsed by the appropriate person or persons;

            (b) reasonable assurance is given that the endorsements are genuine and effective;

            (c) The Corporation has no duty to inquire into adverse claims or has discharged any such duty;

           (d) any applicable law relating to the collection of taxes has been complied with;

           (e) the transfer is in fact rightful or is to a bona fide purchaser;

           (f) the transfer is in compliance with applicable provisions of state and federal securities laws and of any restrictive legends relating to such laws that appear on the share certificate; and

           (g) the transfer is in compliance with the applicable provisions of
       Article IX of the Certificate of Incorporation.

       8.6  Lost, Stolen or Destroyed Certificates.  Any person claiming a share
            --------------------------------------
 certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Board of Directors, as the Board of Directors may require, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

       8.7  Fixing of Record Date.  For the purpose of determining stockholders
            ---------------------
 entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date, such date to be not more than 60 days (and, in the case of a stockholders' meeting, not less than 10 days) prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.

       8.8  Record Date if None Fixed.  If no record date is fixed as provided
            -------------------------
 in Section 8.7 of these Bylaws, then the record date for any determination of stockholders which may be proper or required by law shall be: the date preceding the date on which notice is given, in the case of a stockholders' meeting; or the date on which the Board of Directors adopts a resolution relating thereto, in the case of a dividend or any other action.

                                    ARTICLE IX

                                  MISCELLANEOUS

        9.1  Inspection of Books and Records.  The Board of Directors shall
            -------------------------------
 have the power to determine which accounts, books and records of the Corporation shall be opened to the inspection of stockholders, except such as may by law be specifically open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection.

       9.2  Fiscal Year.  The fiscal year of the Corporation shall begin July 1
            -----------
 of each year and end June 30 of each succeeding year. The Board of Directors is authorized to change the fiscal year of the Corporation from time to time as it deems appropriate.

       9.3  Seal.  The corporate seal shall be in such form as the Board of
            ----
 Directors may from time to time determine.

                                    ARTICLE X

                                    AMENDMENTS

       10.1  Power to Amend Bylaws.  The Board of Directors shall have power to
             ---------------------
 alter, amend or repeal these Bylaws or adopt new Bylaws, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws adopted, by the stockholders.

       10.2  Conditions. Action taken by the stockholders with respect to Bylaws
             ----------
 shall be taken by an affirmative vote of a majority of all shares entitled to vote thereon, and action by the Board of Directors with respect to Bylaws shall be taken by an affirmative vote of a majority of all of the directors then holding office.

                                    ARTICLE XI

                                 INDEMNIFICATION

       11.1  Proceedings Other than by or in the Right of the Corporation.  The
             ------------------------------------------------------------
 Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer or trustee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' and expert witness fees, costs of investigation, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action. suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

       11.2  Proceedings by or in the Right of the Corporation.  The Corporation
             -------------------------------------------------
 shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or trustee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' and expert fees and costs of investigation actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances in the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

       11.3  Success on the Merits.  To the extent that a director, officer or
             ---------------------
 trustee of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or

 Section 11.2, or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses, including attorneys' fees and costs of litigation, actually and reasonably incurred by him in connection therewith.

       11.4  Determination.  Any indemnification under Section 11.1 or Section
             -------------
 11.2, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or trustee is proper in the circumstances because he met the applicable standard of conduct set forth in Section 11.1 or 11.2, as applicable Such determination shall be made

            (a)  by the stockholders; or

            (b) by majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum; or

            (c) if there are no such directors or if such directors shall so direct, by independent legal counsel in a written opinion.

       11.5  Expenses.  The expenses (including attorneys' fees) of officers and
             --------
 directors incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. The provisions of this Article XI do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

       11.6  Other Rights.  The indemnification and advancement of expenses
             ------------
 authorized in this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and continues for a person who has ceased to be a director, officer or trustee and inures to the benefit of the heirs, executors and administrators of such a person.

       11.7 Other Arrangements.
            ------------------

       (a) The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, trustee or agent or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses.

       (b) The other financial arrangements made by the Corporation pursuant to this section may include the following:

           (i)  the creation of a trust fund; or

           (ii) the establishment of a program of self-insurance; or

            (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; or

            (iv) the establishment of a letter of credit, guaranty or surety.

       No other financial arrangement made pursuant to this Section 11.7(b) may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, not to have met the standards set forth in Section 11.1 or Section 11.2, as applicable, except with respect to indemnification ordered by a court; provided that this Section 11.7(b) shall only be applicable to the other financial arrangements contemplated by this
 Section 11.7(b) and not to insurance.

       (c) Any insurance or other financial arrangement made on behalf of a person pursuant to this section may be provided by the Corporation or any other person approved by the board of directors, even if all or part of the other person's stock or other securities is owned by the Corporation.

       (d)  In the absence of fraud:

            (i) the decision of the board of directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and

            (ii) the insurance or other financial arrangement;

                 (A) shall not be void or voidable; and

                 (B) shall not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

       11.8  Agreement.  The provisions of this Article XI shall be deemed to
             ---------
 constitute an agreement between the Corporation and each of the persons entitled to indemnification, advances of expenses or limitation of liability under this Article XI. Any amendment to this Article XI that limits or otherwise adversely affects the limitation of liability, rights of indemnification, advancement of expenses, or other rights of any such persons under this Article XI shall, as to such persons, apply only to actions, suits or proceedings based on actions, events or omissions occurring after such amendment and after delivery of notice of such amendment to the person or persons so affected. Any person entitled to limitation of liability, rights of indemnification, advancement of expenses, or other rights under this Article XI shall, as to any action, suit or proceeding based on actions, events or omissions occurring prior to the date of receipt of such notice, be entitled to limitation of liability, rights of indemnification, advancement of expenses, and other rights under this Article XI to the same extent as if such provisions had continued as part of these Bylaws of the Corporation without such amendment. The rights conferred by this Section 11.8 cannot be altered, amended or repealed in a manner effective as to any person entitled to limitation of liability, rights of indemnification, advancement of expenses, or other rights under this Article XI without the prior written consent of such person.

       11.9  "Corporation."  For purposes of this Article XI, the term "the
             --------------
 Corporation" shall include (except when the context requires otherwise) any corporation, joint venture, trust, partnership or unincorporated business association which is the successor to all or substantially all of the business or assets of the Corporation, as a result of merger, consolidation, sale, liquidation or otherwise, and any such successor shall be liable to the persons indemnified under this Article XI on the same terms and conditions and to the same extent as the Corporation.

       11.10   Certain Persons Serving at Request of Corporation. For the
               -------------------------------------------------
 purposes of this Article XI, a person serving as a director, officer or trustee of a subsidiary of the Corporation shall be deemed to be serving at the request of the Corporation.

       11.11   "Subsidiary."  For the purposes of this Article XI a "subsidiary"
               -------------
 shall mean any corporation, joint venture, trust, partnership, unincorporated business association or other enterprise of which more than 50% of the outstanding capital stock having voting power to elect a majority of the board of directors or similar body of such enterprise is owned by the Corporation (irrespective of whether or not, at the time capital stock of any other class or series of such enterprise shall or might have voting power upon the occurrence of any contingency) or which the Corporation otherwise controls or a non-profit corporation which receives its principal financial support from the Corporation or its subsidiaries at the time of the action, event or omission giving rise to the action, suit or proceeding in respect of which indemnification or advances are mandated or authorized under this Article XI.

       11.12   Severability. Each of the subsections of this Article XI, and
               ------------
 each of the clauses set forth therein, shall be deemed separate and independent, and should any part of any such subsection or clause thereof be declared invalid or unenforceable by any court of competent jurisdiction such invalidity or unenforceability shall in no way render invalid or unenforceable any other part thereof or any other separate subsection or clause thereof of this Article XI which is not declared invalid or unenforceable.

                                                                         ANNEX D
                                 USTRAILS INC.
                             STOCK OPTION AGREEMENT

   This Stock Option Agreement ("AGREEMENT") is made and entered into as of the Date of Grant indicated below by and between USTrails Inc., a Nevada corporation (the "COMPANY"), and the William J. Shaw ("OPTIONEE").

       A. Optionee is the President and Chief Executive Officer of the Company. In order to retain and motivate Optionee subsequent to the consummation of the restructuring of the outstanding debt represented by the Company's 12% Senior Secured Notes Due 1998, and to align the interest of Optionee with the stockholders of the Company by providing for a proprietary interest of Optionee in the Company, all of which will substantially benefit the Company, the Special Committee of the Board of Directors of the Company (the "BOARD") has approved the grant to Optionee of an option to purchase shares of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK"), on the terms and conditions set forth herein.

       B. In consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows.

       1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby
          ---------------------------------------------
grants to Optionee, subject to stockholder approval (which stockholder approval shall be within twelve months of the Date of Grant), and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "OPTION SHARES") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m. (local time at the Company's principal executive office) on the Expiration Date indicated below (unless earlier terminated pursuant to Section 2 hereof or, with respect to the portion of the Option not constituting an Incentive Stock Option, extended pursuant to Section 8(c) hereof), and shall be subject to all of the terms and conditions set forth in this Agreement (the "OPTION").

DATE OF GRANT:               August 1, 1996
NUMBER OF SHARES             664,495
PURCHASABLE:
EXERCISE PRICE PER SHARE:    $.69
EXPIRATION DATE:             July 31, 2006

OPTIONS TO PURCHASE UP TO 144,927 OPTION SHARES ARE INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION (FOR PURPOSES HEREOF, SUCH PORTION OF THE OPTION IS REFERRED TO AS THE "INCENTIVE STOCK OPTION") UNDER SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"). THE COMPANY AND THE OPTIONEE HEREBY ACKNOWLEDGE THAT THE EXERCISE PRICE REPRESENTS THE FAIR MARKET VALUE OF THE COMMON STOCK ON THE DATE OF GRANT. THE OPTION SHALL BE EXERCISABLE, DURING HIS LIFETIME, ONLY BY THE OPTIONEE. THE OPTIONS WITH RESPECT TO ALL OTHER OPTION SHARES SHALL NOT BE AN INCENTIVE STOCK OPTION, BUT RATHER SHALL BE A NONQUALIFIED OPTION.

       2. TERMINATION OF OPTION.
          ---------------------

       (a) Termination of Employment or Other Status.

          (i) Death or Disability.  In the event that Optionee shall cease to be
              -------------------
      an employee of the Company (such event shall be referred to herein as the "TERMINATION" of Optionee's "STATUS") by reason of the death or Permanent Disability (as hereinafter defined) of Optionee, then the Option shall, subject to Section 8(c), terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Status. "PERMANENT DISABILITY" shall be deemed to have occurred if:

              (A) as result of the Optionee's incapacity due to physical or mental illness, the Optionee shall have been continuously absent from his duties for at least six (6) consecutive months, and

              (B) the Company shall have given the Optionee written notice of the termination of the Optionee's employment or other Status on account of the Optionee's Disability, and

              (C) thirty (30) days shall have elapsed after the giving of such notice, and

              (D) the Optionee shall not have resumed his duties on a full time basis prior to the expiration of such thirty (30) day period.

          (ii) Termination by the Company.  Except as provided below, if
               --------------------------
      Optionee's Status is Terminated by the Company for any reason other than death or Permanent Disability, then, subject to Section 8(c), the Option shall terminate upon the earlier of the Expiration Date or the completion of three (3) months after the date of such Termination. However, if the Termination was for "cause," as defined below, the Option shall terminate immediately upon such Termination. For purposes hereof, "cause" shall mean termination of the Optionee's Status by the Company because of: (i) the Optionee's conviction for or plea of nolo contendere to any felony or crime involving moral turpitude, (ii) the Optionee's commission of an act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the Optionee's employment by the Company, (iii) the Optionee's commission of an act involving intentional misconduct on the part of the Optionee in the conduct of his duties, (iv) the Optionee's willful failure to execute lawful policies of the Company, (v) chronic alcoholism or any other form of addiction to drugs on the part of the Optionee, or (vi) a material breach by the Optionee of any material provision of any the Employment Agreement between Optionee and the Company dated as of May 11, 1995, as amended, modified or supplemented from time to time, or any other employment agreement to which he may from time to time be a party.

          (iii) Voluntary Resignation.  If a Optionee's Status is terminated due
                ---------------------
 to the Optionee's resignation (as determined by the Board), then, subject to
 Section 8(c), the Option shall terminate upon the earlier of the Expiration Date or the completion of three (3) months after the date of such Termination.

       (b) Other Events Causing Termination of Option. Notwithstanding anything
           ------------------------------------------
 to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company, or upon such later date as shall be determined by the Board:

          (i) the dissolution or liquidation of the Company; or

          (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

       3. ADJUSTMENTS. In the event that the outstanding securities of the class
          -----------
 then subject to the Option are increased, decreased, or exchanged for or converted into cash, property, and/or a different number or kind of securities, or cash, property, and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, spin-off, spin-out, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 3(b) hereof, (A) a committee of the Board of Directors of the Company comprised solely of two or more directors who qualify as "outside directors" (as defined in Code Section 162(m)) and (B) a committee of the Board of Directors comprised solely of "non employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934) or the full Board of Directors (the "COMMITTEES") shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

       4. EXERCISE.  Subject to stockholder approval within twelve months of the
          --------
 Date of Grant and subject also to Section 8 hereof, the Option shall be exercisable, in full or in part, at any time and from time to time after the date the Option is so approved by the stockholders of the Company and prior to the Expiration Date (unless earlier terminated pursuant to Section 2, but subject to Section 8(c)). The Option shall be exercisable during Optionee's lifetime only by Optionee, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "PURCHASED SHARES") and the aggregate Exercise Price for such shares (the "EXERCISE NOTICE"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part:

       (i) with the prior approval of the Committees, by the delivery to the Company of a promissory note in a form and amount satisfactory to the Board, provided that the principal amount of such note shall not exceed the excess of such aggregate Exercise Price over and above the aggregate par value of the Purchased Shares; or

       (ii) with prior approval of the Committees, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited by the terms of any contractual obligation or legal restriction from purchasing or acquiring such shares of Common Stock.

       5.   PAYMENT OF WITHHOLDING TAXES.
            ----------------------------
       (a) If the Company is obligated to withhold an amount on account of any federal, state, or local tax, including, but not limited to, any income tax, F.I.C.A. tax, disability insurance tax, or other employment tax, imposed for any reason, including, without limitation, upon the exercise of the Option or subsequent disposition of the underlying stock, then the Optionee, upon the occurrence of the taxable event and providing the Optionee is still an employee of the Company, shall pay the applicable withholding liability (the "WITHHOLDING LIABILITY") to the Company in cash or by check payable to the Company; provided, however, that, in the discretion of the Committees, Optionee may, pursuant to an irrevocable election of Optionee (a "WITHHOLDING ELECTION") made on or prior to the date of such exercise, instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim, or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited by the terms of any contractual obligation or legal restriction from purchasing or acquiring such shares of Common Stock. For purposes hereof, "FAIR MARKET VALUE" shall mean the average of the closing bid and asked quotation for the Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's Pink Sheets or, if quoted thereon, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System.

       (b) The Committees, in their sole discretion, may (1) impose such additional conditions under Section 4 and Section 5 as may be required to comply with Section 16 under the Exchange Act and the rules promulgated thereunder, and (2) waive any of the restrictions in Section 4 and Section 5 in the event that either (A) the transaction would not result in liability under
 Section 16(b) of the Exchange Act, or (B) the Optionee consents to liability thereunder and consents to disgorge any profits relating thereto to the Company.

       (c) The Committees shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committees may permit Optionee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state, and local tax liability of Optionee attributable to such exercise.

       6. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS.
          --------------------------------------------

       (a) Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing or approved for quotation upon official notice of issuance on each stock exchange or automated quotation system upon which shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party or other rules or regulations of the National Association of Securities Dealers, Inc. to which the Company is subject, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

       (b) Optionee represents to the Company that Optionee is a bona fide resident of the State of Texas (the "STATE"). Notwithstanding anything to the contrary herein, this Agreement shall not become effective until the making of all applicable security filings under the laws of the State and the effectiveness thereof. Optionee shall promptly notify the Company in writing if the Optionee becomes a bonafide resident of any jurisdiction other than the State.

       7. NONTRANSFERABILITY. Neither the Option nor any interest therein may be
          ------------------
 sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

       8. RESTRICTIONS. (a) Except as otherwise permitted under Section 16 of
          ------------
 the Exchange Act (including any rules promulgated thereunder), Optionee may not, if he is subject to liability under Section 16 of the Exchange Act, sell any Option Share issued hereunder until the expiration of the six (6) month period commencing on the Date of Grant, unless the same would either not result in liability under said Section 16 or the Optionee consents to such liability and consents to disgorge any profits relating thereto to the Company.

       (b) Optionee may not exercise this Option if, and to the extent that, Option Shares issued hereunder would constitute "Excess Common Stock" as defined in Article Nine of the Restated Bylaws of the Company (or any successor provision in the charter or bylaws of the Company or its successor in interest); provided, however, that with respect to that portion of the Option constituting the Incentive Stock Option, the restriction on exercise in this
 Section 8(b) shall not apply during the 90 day period immediately prior to the Expiration Date.

       (c) If pursuant to any provision hereof the Option would terminate on a date on which Optionee is prohibited from exercising all or a portion of the Option pursuant to Section 8(b), the term of the Option shall be extended with respect to that portion of the Option Shares which would constitute "Excess Common Stock" and shall terminate on the date which is 90 days after the date the Option may thereafter first be exercised with respect to such Option Shares without limitation pursuant to Section 8(b); provided that that portion of the Option constituting the Incentive Stock Option shall in any event expire on the Expiration Date.

       (d) Optionee acknowledges and agrees that the Option Shares issued hereunder shall be subject to the restrictions set forth in Article Nine of the Restated By-Laws of the Company (or any successor provision in the charter or bylaws of the Company or its successor in interest) and each certificate representing Option Shares will contain a legend substantially to the following effect (or as may be required to give notice of any successor provision in the charter or bylaws of the Company or its successor in interest):

       TRANSFER OF THESE SHARES IS SUBJECT TO RESTRICTIONS DESIGNED TO AVOID AN "OWNERSHIP CHANGE" WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN ARTICLE NINE OF THE RESTATED BYLAWS OF THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE UPON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH RESTRICTIONS.

       (e) Optionee understands and acknowledges that the Option and Option Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or other applicable securities laws and represents that he is acquiring the Option and will acquire the Option Shares for his own account for investment and not with a view to any distribution thereof. Optionee acknowledges that, unless issued pursuant to an effective registration statement, each certificate for Option Shares will contain a legend substantially to the following effect:

       THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

       THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

       9. STOCKHOLDER RIGHTS.  No person or entity shall be entitled to vote,
          ------------------
 receive dividends, or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

       10. STATUS RIGHTS. No provision of this Agreement or of the Option
           -------------
 granted hereunder shall (a) confer upon Optionee any right to continue in his Status with the Company, (b) affect the right of the Company to Terminate the Status of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee benefit plan or other program of the Company.

       11.  NOTICES.  Any notice to be given to the Company shall be personally
            -------
 delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States.

       12.  SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of
            ---------------------
 and be binding upon the parties hereto and the Optionee's beneficiaries, heirs, executors, and administrators, and the Company's successors and assigns.

       13.  GOVERNING LAW. This Agreement and the Option granted hereunder shall
            -------------
 be governed by and construed and enforced in accordance with the laws of the State of Nevada (except to the extent preempted by federal law).

                           [Signatures on next page]

       IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement effective as of the Date of Grant.


                               USTRAILS INC.

                               By:
                                   -----------------------------

                                   Name:
                                         -----------------------
                                   Title:
                                         -----------------------

                               ---------------------------------
                                   Optionee

                               ---------------------------------
                                   Social Security Number

                               ---------------------------------

                               ---------------------------------

                               ---------------------------------
                                   Address

                                                                         ANNEX E

                          RIGHTS OF DISSENTING OWNERS

92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305 "Beneficial Stockholder" Defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310 "Corporate Action" Defined. "Corporate action" means the action of a domestic corporation.

92A.315 "Dissenter" Defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

92A.320 "Fair Value" Defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325 "Stockholder" Defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330 "Stockholder Of Record" Defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335 "Subject Corporation" Defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340 Computation Of Interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350 Rights Of Dissenting Partner Of Domestic Limited Partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360 Rights Of Dissenting Member Of Domestic Limited-Liability Company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370 Rights Of Dissenting Member Of Domestic Nonprofit Corporation. l. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380 Right Of Stockholder To Dissent From Certain Corporate Actions And To Obtain Payment For Shares. l. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a party:

     (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

     (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390 Limitations On Right Of Dissent: Stockholders Of Certain Classes Or Series; Action Of Stockholders Not Required For Plan Of Merger. l. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers. Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

     (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

           (I)  The surviving or acquiring entity; or

           (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

     (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400 Limitations On Right Of Dissent: Assertion As To Portions Only To Shares Registered To Stockholder; Assertion By Beneficial Stockholder. l. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410 Notification Of Stockholders Regarding Right Of Dissent. l. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420 Prerequisites To Demand For Payment For Shares. 1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenters rights:

     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (b)  Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

92A.430 Dissenter's Notice: Delivery To Stockholders Entitled To Assert Rights; Contents. l. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received:

     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

     (e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440 Demand For Payment And Deposit Of Certificates; Retention Of Rights Of Stockholder. l. A stockholder to whom a dissenter's notice is sent must:

     (a)  Demand payment;

     (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

     (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450 Uncertificated Shares: Authority To Restrict Transfer After Demand For Payment; Retention Of Rights Of Stockholder. l. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460 Payment For Shares: General Requirements. l. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

     (a)  Of the county where the corporation's registered office is located; or

     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

     (b) A statement of the subject corporation's estimate of the fair value of the shares;

     (c)  An explanation of how the interest was calculated;

     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

     (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470 Payment For Shares: Shares Acquired On Or After Date Of Dissenter's Notice. l. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRA 92A.480.

92A.480 Dissenter's Estimate Of Fair Value: Notification Of Subject Corporation; Demand For Payment Of Estimate. 1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490 Legal Proceeding To Determine Fair Value: Duties Of Subject Corporation; Powers Of Court; Rights Of Dissenter. 1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500  Legal Proceeding To Determine Fair Value: Assessment Of Costs And Fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P 68 or NRS 17.115.

                                                                                                                        Exhibit 99.1


PROXY CARD                                                 USTRAILS INC.                                                  PROXY CARD

                                             2711 Lyndon B. Johnson Freeway, Suite 200
                                                       Dallas, Texas  75234
                                                   Telephone No. (214) 243-2228
                                     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON NOVEMBER 19, 1996

   The undersigned hereby appoints Walter B. Jaccard and Harry J. White, Jr., or in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes any Proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held on November 19, 1996, which includes any continuation of such meeting pursuant to any adjournment of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement/Prospectus for the Annual
Meeting.

   The Board of Directors recommends a vote "FOR" the following proposals:

1. PROPOSAL TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE COMPANY: ANDREW M. BOAS, WILLIAM P. KOVACS, DONALD R. LEOPOLD, H.
   SEAN MATHIS, DOUGLAS K. NELSON AND WILLIAM J. SHAW. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE OR NOMINEES BY
   LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OR NAMES OF SUCH NOMINEE OR NOMINEES ABOVE.
              [ ] FOR all nominees (except as indicated to the contrary)              [ ] WITHHOLD AUTHORITY to vote for
                                                                                          all nominees
2. PROPOSAL TO APPROVE THE REINCORPORATION MERGER AND THE AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH THE COMPANY WILL
   REINCORPORATE AS A DELAWARE CORPORATION BY MERGING WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY
              [ ] FOR approval               [ ] AGAINST approval                     [ ] ABSTAIN from voting for approval

3. PROPOSAL TO APPROVE THE CHARTER AMENDMENTS, WHICH WOULD REMOVE CERTAIN RESTRICTIONS IMPOSED IN CONNECTION WITH THE COMPANY'S
   CHAPTER 11 REORGANIZATION AND THE ISSUANCE OF THE COMPANY'S 12% SECURED NOTES DUE 1998 WHICH ARE NOW RETIRED
              [ ] FOR approval               [ ] AGAINST approval                     [ ] ABSTAIN from voting for approval

4. PROPOSAL TO APPROVE THE STOCK OPTION AGREEMENT, DATED AS OF AUGUST 1, 1996, BETWEEN THE COMPANY AND WILLIAM J. SHAW
              [ ] FOR approval               [ ] AGAINST approval                     [ ] ABSTAIN from voting for approval

5. PROPOSAL TO APPROVE THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL
   YEAR ENDING JUNE 30, 1997
              [ ] FOR approval               [ ] AGAINST approval                     [ ] ABSTAIN from voting for approval

6. In their discretion, the Proxyholders are authorized to (a) vote upon such other matters presented at the meeting that the Board of Directors did not know would be presented a reasonable time before this solicitation, (b) vote to approve the minutes of the last annual meeting of stockholders (which approval will not amount to ratification of the action taken at that meeting), (c)
   vote for the election of such substitute nominees for director as the Board of Directors may propose if any of the nominees listed above are unavailable to stand for election as a result of unforeseen circumstances and (d) vote upon matters incident to the conduct of the meeting.

                                                     (Continued on other side)

                                                    (Continued from other side)

  THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S SHARES OF COMMON STOCK IN THE MANNER DIRECTED ON THIS PROXY CARD. IF THE UNDERSIGNED
DOES NOT GIVE DIRECTIONS ON THIS PROXY CARD WITH RESPECT TO PROPOSAL 1, 2, 3, 4, OR 5, THE PROXYHOLDERS WILL VOTE SUCH BENEFICIAL
SHARES FOR PROPOSAL 1, 2, 3, 4, OR 5, RESPECTIVELY.

  Please sign and date below. When shares are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

                                                         ________________________________________________________________________
              PLEASE MARK, SIGN,                         |                                                                      |
              DATE, AND RETURN                           |   -----------------------------------------------------------------  |
              THIS PROXY CARD                            |                             Signature                                |
              PROMPTLY USING THE                         |                                                                      |
              ENCLOSED ENVELOPE.                         |   -----------------------------------------------------------------  |
                                                         |                        Signature if held jointly                     |
                                                         |                                                                      |
                                                         |   Dated:  _________________________, 1996                            |
                                                         |                                                                      |
                                                         ________________________________________________________________________
